UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 9 of its series:

Wells Fargo Intrinsic Small Cap Value Fund, Wells Fargo Small Cap Core Fund, Wells Fargo Small Cap Opportunities Fund, Wells Fargo Small Cap Value Fund, Wells Fargo Special Small Cap Value Fund

Wells Fargo Traditional Small Cap Growth Fund, Wells Fargo Precious Metals Fund, Wells Fargo Specialized Technology Fund, and Utility and Telecommunications Fund.

Date of reporting period: March 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

March 31, 2017

Wells Fargo Intrinsic Small Cap Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Intrinsic Small Cap Value Fund for the 12-month period that ended March 31, 2017. Despite heightened market volatility at times, global stocks delivered double-digit results overall. U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	3

remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

Globally, stocks delivered positive results and economies showed some improvement in the first quarter of 2017.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up during the quarter. Along with the pickup in inflation, investors appeared to shift from a mindset of very gradual interest-rate increases by the Fed to an anticipation of three or four increases in 2017. The first of these occurred in March; Fed officials raised their short-term target rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets. Thus far in 2017, emerging markets overall have benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market, despite investors’ concern over uncertainties such as the potential impact of an upcoming election in France; a contender for president of France, Marine Le Pen, favored exiting the European Union, which could potentially destabilize or topple the organization.

4	Wells Fargo Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann Miletti‡

Christopher G. Miller, CFA®‡‡

Average annual total returns (%) as of March 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSMX)	3-31-2008	16.59	11.15	5.09	23.68	12.48	5.71	1.47	1.36
Class C (WSCDX)	3-31-2008	21.75	11.64	4.93	22.75	11.64	4.93	2.22	2.11
Administrator Class (WFSDX)	4-8-2005	–	–	–	23.86	12.71	5.95	1.39	1.21
Institutional Class (WFSSX)	4-8-2005	–	–	–	24.14	12.96	6.17	1.14	1.01
Russell 2000® Value Index[4]	–	–	–	–	29.37	12.54	6.09	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	7

Growth of $10,000 investment as of March 31, 2017[5]

‡	Ms. Miletti became a portfolio manager of the Fund on September 26, 2016.

‡‡	Mr. Miller became a portfolio manager of the Fund on March 1, 2017

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Class A shares would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.35% for Class A, 2.10% for Class C, 1.20% for Administrator Class, and 1.00% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period

8	Wells Fargo Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

The following commentary reflects perspective of the portfolio management team that assumed responsibility for the Fund as of September 2016.

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2017.

∎	Stock selection in the industrials, consumer discretionary, and materials sectors detracted the most from performance relative to the index.

∎	Stock selection in the energy and real estate sectors and underweights to the utilities and real estate sectors contributed to performance relative to the index.

The small-cap value segment of the U.S. stock market, represented by the Russell 2000® Value Index, rose for most of the 12-month period after overcoming temporary dips related to specific events. The Russell 2000® Value Index hit new all-time highs over the course of the period and ended with a 29.4% gain for the period. All sectors within the index delivered a positive return, with the materials, information technology, and financials sectors gaining the most. Market performance for the period tended to be skewed toward value and small-cap stocks. It has been three years since small caps outperformed large caps over the one-year period and four years since value outperformed growth.

A number of factors affected the U.S. stock market during the period, including monetary policy, geopolitical events, energy prices, and exchange rates. In the early part of 2016, the U.S. Federal Reserve (Fed) had signaled that global uncertainty justified a slower path of interest-rate increases. However, U.S. economic data continued to improve, prompting the Fed to raise rates by 0.25% in December 2016 and again by 0.25% in March 2017. The market was temporarily disrupted at the end of June 2016 when the U.K. voted to exit the European Union through a national referendum. In November, Donald Trump won the U.S. presidential election, and the Republican Party maintained control of both the House of Representatives and the Senate. The stock market generally continued to rise following the November election through the end of the reporting period, with the expectation that many industries potentially would benefit from the new administration’s policies. Crude-oil prices fell to a decade low in mid-February 2016 and then generally moved higher, to end up 47% for the 12-month period. The U.S. economy remained resilient overall, with 11 straight quarters of growth in gross domestic product, and continued to experience favorable trends in employment, wages, disposable income, consumer confidence, and housing. The U.S. dollar rose against most major currencies during the period.

In this environment and with the expectation of tighter U.S. monetary policy to come, we continued to seek well-positioned companies—those with good business models, strong management teams, and healthy cash flows—trading at attractive discounts to their private market values (PMVs). The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.

Stock selection in the industrials and consumer discretionary sectors negatively affected Fund performance.

Overall, the Fund’s industrials and consumer discretionary holdings did not keep pace with their respective sectors within the Russell 2000® Value Index. In the industrials sector, Essendant Incorporated and Avis Budget Group, Incorporated, detracted the most from performance. Essendant is a broad-line wholesale distributor of business products that ships to more than 30,000 resellers in North America. We exited the position after Essendant declined on the first report of disappointing financial results and its future outlook. Avis is a vehicle rental/sharing company that continued to suffer from an industry that is over-fleeted and battling pricing pressure. In the consumer discretionary sector, Ascena Retail Group, Incorporated, and Pier 1 Imports, Incorporated*, detracted the most from performance. Ascena, a women’s-apparel retailer, declined after reporting a tough holiday season and reducing future guidance. In addition, the Fund’s cash position hurt performance in a rising stock market.

Results within the Fund’s energy, real estate, and financials sectors contributed to performance.

The Fund’s holdings in the energy sector outperformed the benchmark due to stock selection in the exploration and production and the equipment and services industries. Encana Corporation is a mixed U.S. and Canadian oil and natural gas producer that has developed a potentially superior inventory depth and asset quality compared with most of its peers. U.S. Silica Holdings, Incorporated*, a producer of industrial minerals, including sand and silica products used in the fracking industry, benefited from cost reduction, large increases in demand from increasingly intense fracking

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	9

techniques, and improvement in operational efficiency measures. Stock selection in the real estate and financials sectors also contributed to relative performance. Zions Bancorporation delivered the Fund’s best relative performance; the company is expected to benefit to a greater extent than its peers from potential regulatory reform and higher interest rates.

Ten largest holdings (%) as of March 31, 2017[6]
CNO Financial Group Incorporated	2.08
Diebold Incorporated	2.08
Zions Bancorporation	2.03
TreeHouse Foods Incorporated	1.95
Sterling BanCorp	1.95
Webster Financial Corporation	1.84
Zebra Technologies Corporation Class A	1.80
RSP Permian Incorporated	1.79
PacWest Bancorp	1.73
National General Holdings Corporation	1.68

During the period, we made changes to the Fund’s portfolio based on our investment philosophy.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach or exceed 80% of their PMV. Our disciplined, bottom-up investment process leads us to overweight or underweight certain sectors. This positioning changes over time based on industry-specific and macroeconomic factors. During the latter half of the reporting period, we made changes to the relative positioning of the Fund’s portfolio to better reflect the investment team’s philosophy and conviction. We increased the Fund’s exposure to the financials, real estate, and materials sectors. We also decreased the Fund’s exposure to the consumer staples sector. The Fund’s cash level was significantly reduced as well.

Relative to the Russell 2000® Value Index, the Fund remains overweight industrials, health care, and energy and underweight financials, real estate, and utilities. All sector weights are the result of individual stock selection rather than tactical allocation decisions.

Sector distribution as of March 31, 2017[7]

Our focus remains constant: to add value for shareholders through attractively priced, high-quality holdings in the Fund.

Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMVs of companies compared with their public-market stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMVs.

The generally improving U.S. economic data and postelection optimism for a pro-business environment caused the stock market to generally surge following the November 2016 U.S. elections through the end of the reporting period. Should this favorable environment continue, we believe investment opportunities potentially will be created. In our view, companies with attractive stock prices relative to their PMVs could be brought to the forefront by our process, which may allow us to add value through our unique, bottom-up research.

Please see footnotes on page 7.

10	Wells Fargo Intrinsic Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2016	Ending account value 3-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,134.88	$7.19	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Class C
Actual	$1,000.00	$1,131.30	$11.16	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.55	2.10%
Administrator Class
Actual	$1,000.00	$1,135.92	$6.39	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,136.79	$5.33	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2017	Wells Fargo Intrinsic Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 96.92%

Consumer Discretionary: 9.34%

Auto Components: 2.93%
Dana Incorporated	90,494	$1,747,436
Tenneco Incorporated	27,473	1,714,865

		3,462,301

Diversified Consumer Services: 1.34%
Houghton Mifflin Harcourt Company †	155,419	1,577,503

Hotels, Restaurants & Leisure: 0.91%
Red Robin Gourmet Burgers Incorporated †	18,381	1,074,369

Leisure Products: 1.02%
Callaway Golf Company	109,378	1,210,814

Media: 1.63%
Lions Gate Entertainment Class B †«	39,123	953,819
MDC Partners Incorporated Class A	103,456	972,486

		1,926,305

Specialty Retail: 0.67%
Ascena Retail Group Incorporated †«	184,444	785,731

Textiles, Apparel & Luxury Goods: 0.84%
G-III Apparel Group Limited †	45,488	995,732

Consumer Staples: 3.24%

Food Products: 3.24%
The Hain Celestial Group Incorporated †	40,982	1,524,530
TreeHouse Foods Incorporated †«	27,163	2,299,620

		3,824,150

Energy: 7.49%

Energy Equipment & Services: 1.55%
Forum Energy Technologies Incorporated †	88,342	1,828,679

Oil, Gas & Consumable Fuels: 5.94%
Encana Corporation	128,396	1,503,517
Matador Resources Company †«	68,228	1,623,144
RSP Permian Incorporated †	51,036	2,114,421
WPX Energy Incorporated †	132,730	1,777,255

		7,018,337

Financials: 26.60%

Banks: 17.21%
Ameris Bancorp	35,468	1,635,075
First Midwest Bancorp Incorporated	62,279	1,474,767
LegacyTexas Financial Group	44,991	1,795,141

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2017

Security name	Shares	Value

Banks (continued)
PacWest Bancorp	38,391	$2,044,705
Pinnacle Financial Partners Incorporated	26,767	1,778,667
Renasant Corporation	36,556	1,450,908
Sterling BanCorp	97,013	2,299,208
United Community Bank	60,922	1,686,930
Webster Financial Corporation	43,483	2,175,889
Wintrust Financial Corporation	23,110	1,597,363
Zions Bancorporation	57,176	2,401,392

		20,340,045

Capital Markets: 1.53%
Stifel Financial Corporation †	35,910	1,802,323

Insurance: 6.54%
CNO Financial Group Incorporated	119,648	2,452,784
Maiden Holdings Limited	103,002	1,442,028
National General Holdings Corporation	83,359	1,980,610
Validus Holdings Limited	32,835	1,851,566

		7,726,988

Thrifts & Mortgage Finance: 1.32%
Essent Group Limited †	42,993	1,555,057

Health Care: 9.00%

Health Care Equipment & Supplies: 4.53%
Haemonetics Corporation †	45,850	1,860,135
Integer Holdings Corporation	41,231	1,657,486
Steris Corporation plc	26,439	1,836,453

		5,354,074

Health Care Providers & Services: 1.41%
Envision Healthcare Corporation †	27,162	1,665,574

Life Sciences Tools & Services: 3.06%
Bio-Rad Laboratories Incorporated Class A †	9,316	1,857,051
Bruker Corporation	75,307	1,756,912

		3,613,963

Industrials: 19.17%

Commercial Services & Supplies: 4.15%
Interface Incorporated	88,955	1,694,593
KAR Auction Services Incorporated	35,640	1,556,399
Steelcase Incorporated Class A	98,864	1,655,972

		4,906,964

Machinery: 4.22%
Altra Holdings Incorporated	39,122	1,523,802
ITT Incorporated	42,759	1,753,974

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Intrinsic Small Cap Value Fund	13

Security name	Shares	Value

Machinery (continued)
Rexnord Corporation †	74,103	$1,710,297

		4,988,073

Marine: 1.48%
Kirby Corporation †	24,842	1,752,603

Professional Services: 1.55%
On Assignment Incorporated †	37,745	1,831,765

Road & Rail: 3.47%
Avis Budget Group Incorporated †	50,119	1,482,520
Genesee & Wyoming Incorporated Class A †	21,499	1,458,922
Old Dominion Freight Line Incorporated	13,469	1,152,542

		4,093,984

Trading Companies & Distributors: 4.30%
Air Lease Corporation	41,646	1,613,783
GATX Corporation «	25,434	1,550,457
MRC Global Incorporated †	104,672	1,918,638

		5,082,878

Information Technology: 12.15%

Communications Equipment: 1.16%
Infinera Corporation †	133,925	1,370,053

Electronic Equipment, Instruments & Components: 6.27%
Anixter International Incorporated †	21,310	1,689,883
Jabil Circuit Incorporated	67,547	1,953,459
VeriFone Systems Incorporated †	87,416	1,637,302
Zebra Technologies Corporation Class A †	23,348	2,130,505

		7,411,149

IT Services: 2.64%
DST Systems Incorporated	15,259	1,869,228
WEX Incorporated †	12,117	1,254,110

		3,123,338

Technology Hardware, Storage & Peripherals: 2.08%
Diebold Nixdorf Incorporated	79,895	2,452,777

Materials: 4.16%

Chemicals: 1.46%
PolyOne Corporation	50,631	1,726,011

Metals & Mining: 2.70%
Reliance Steel & Aluminum Company	19,532	1,562,951
Royal Gold Incorporated	23,243	1,628,172

		3,191,123

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2017

Security name		Shares	Value

Real Estate: 5.77%

Equity REITs: 5.77%
Cousins Properties Incorporated		198,944	$1,645,267
Hersha Hospitality Trust		37,725	708,853
Hudson Pacific Properties Incorporated		50,005	1,732,173
Outfront Media Incorporated		54,530	1,447,772
Physicians Realty Trust		50,473	1,002,899
Retail Opportunity Investment Corporation		13,394	281,591

			6,818,555

Total Common Stocks (Cost $98,430,099)			114,511,218

	Yield
Short-Term Investments: 7.88%

Investment Companies: 7.88%
Securities Lending Cash Investment LLC (l)(r)(u)	0.98%	6,194,706	6,195,325
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.63	3,115,232	3,115,232

Total Short-Term Investments (Cost $9,310,259)			9,310,557

Total investments in securities (Cost $107,740,358) *	104.80%	123,821,775
Other assets and liabilities, net	(4.80)	(5,669,755)

Total net assets	100.00%	$118,152,020

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $108,882,425 and unrealized gains (losses) consists of:

Gross unrealized gains	$18,424,768
Gross unrealized losses	(3,485,418)

Net unrealized gains	$14,939,350

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2017	Wells Fargo Intrinsic Small Cap Value Fund	15

Assets
Investments
In unaffiliated securities (including $6,069,378 of securities loaned), at value (cost $98,430,099)	$114,511,218
In affiliated securities, at value (cost $9,310,259)	9,310,557

Total investments, at value (cost $107,740,358)	123,821,775
Receivable for investments sold	1,646,366
Receivable for Fund shares sold	61,929
Receivable for dividends	104,194
Receivable for securities lending income	1,610
Prepaid expenses and other assets	30,510

Total assets	125,666,384

Liabilities
Payable for investments purchased	1,109,971
Payable for Fund shares redeemed	32,686
Payable upon receipt of securities loaned	6,194,810
Management fee payable	80,850
Distribution fee payable	655
Administration fees payable	18,458
Accrued expenses and other liabilities	76,934

Total liabilities	7,514,364

Total net assets	$118,152,020

NET ASSETS CONSIST OF
Paid-in capital	$110,902,380
Accumulated net realized losses on investments	(8,831,777)
Net unrealized gains on investments	16,081,417

Total net assets	$118,152,020

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$52,817,263
Shares outstanding – Class A1	1,826,391
Net asset value per share – Class A	$28.92
Maximum offering price per share – Class A2	$30.68
Net assets – Class C	$988,746
Shares outstanding – Class C1	36,435
Net asset value per share – Class C	$27.14
Net assets – Administrator Class	$4,354,857
Shares outstanding – Administrator Class[1]	147,971
Net asset value per share – Administrator Class	$29.43
Net assets – Institutional Class	$59,991,154
Shares outstanding – Institutional Class[1]	2,017,703
Net asset value per share – Institutional Class	$29.73

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic Small Cap Value Fund	Statement of operations—year ended March 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $1,376)	$816,728
Securities lending income, net	42,382
Income from affiliated securities	27,383

Total investment income	886,493

Expenses
Management fee	988,359
Administration fees
Class A	111,116
Class C	944
Administrator Class	6,127
Institutional Class	75,663
Shareholder servicing fees
Class A	132,281
Class C	1,124
Administrator Class	11,783
Distribution fee
Class C	3,372
Custody and accounting fees	17,066
Professional fees	38,362
Registration fees	66,176
Shareholder report expenses	40,506
Trustees’ fees and expenses	21,183
Other fees and expenses	9,388

Total expenses	1,523,450
Less: Fee waivers and/or expense reimbursements	(161,110)

Net expenses	1,362,340

Net investment loss	(475,847)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	15,786,533
Affiliated securities	218

Net realized gains on investments	15,786,751

Net change in unrealized gains (losses) on:
Unaffiliated securities	8,093,015
Affiliated securities	298

Net change in unrealized gains (losses) on investments	8,093,313

Net realized and unrealized gains (losses) on investments	23,880,064

Net increase in net assets resulting from operations	$23,404,217

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Intrinsic Small Cap Value Fund	17

	Year ended March 31, 2017		Year ended March 31, 2016

Operations
Net investment income (loss)		$(475,847)		$1,272,691
Net realized gains (losses) on investments		15,786,751		(1,665,408)
Net change in unrealized gains (losses) on investments		8,093,313		(10,385,846)

Net increase (decrease) in net assets resulting from operations		23,404,217		(10,778,563)

Distributions to shareholders from
Net investment income
Class A		(256,325)		(294,808)
Administrator Class		(23,316)		(41,643)
Institutional Class		(465,017)		(746,490)

Total distributions to shareholders		(744,658)		(1,082,941)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	94,698	2,625,025	2,209,930	53,774,520
Class C	26,166	698,694	3,943	90,523
Administrator Class	20,547	548,375	49,058	1,237,272
Institutional Class	642,995	18,321,155	169,210	4,119,915
Investor Class	N/A	N/A	44,383 [1]	1,114,922 [1]

		22,193,249		60,337,152

Reinvestment of distributions
Class A	8,734	248,050	12,141	286,176
Administrator Class	314	9,086	975	23,360
Institutional Class	12,540	365,784	25,479	616,346

		622,920		925,882

Payment for shares redeemed
Class A	(401,261)	(10,930,489)	(129,895)	(2,936,083)
Class C	(2,636)	(65,871)	(3,674)	(79,514)
Administrator Class	(77,690)	(2,099,588)	(42,116)	(1,034,521)
Institutional Class	(1,582,608)	(40,376,065)	(474,967)	(11,461,359)
Investor Class	N/A	N/A	(2,369,816)[1]	(57,215,074)[1]

		(53,472,013)		(72,726,551)

Net decrease in net assets resulting from capital share transactions		(30,655,844)		(11,463,517)

Total decrease in net assets		(7,996,285)		(23,325,021)

Net assets
Beginning of period		126,148,305		149,473,326

End of period		$118,152,020		$126,148,305

Undistributed net investment income		$0		$84,714

[1]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS A	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$23.49	$25.50	$23.53	$22.16	$15.96	$14.06
Net investment income (loss)	(0.15)[2]	0.22 [2]	0.04	0.02	0.03	(0.06)[2]
Net realized and unrealized gains (losses) on investments	5.71	(2.09)	1.93	1.35	6.17	1.96

Total from investment operations	5.56	(1.87)	1.97	1.37	6.20	1.90
Distributions to shareholders from
Net investment income	(0.13)	(0.14)	0.00	0.00	0.00	0.00
Net asset value, end of period	$28.92	$23.49	$25.50	$23.53	$22.16	$15.96
Total return[3]	23.68%	(7.36)%	8.37%	6.33%	38.66%	13.51%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.47%	1.46%	1.57%	1.56%	1.48%
Net expenses	1.35%	1.35%	1.40%	1.44%	1.45%	1.45%
Net investment income (loss)	(0.57)%	0.95%	0.15%	0.19%	0.11%	(0.38)%
Supplemental data
Portfolio turnover rate	142%	66%	60%	22%	75%	33%
Net assets, end of period (000s omitted)	$52,817	$49,898	$817	$908	$967	$357

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS C	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$22.11	$24.04	$22.35	$21.12	$15.32	$13.60
Net investment income (loss)	(0.39)[2]	(0.00)[2,3]	(0.14)[2]	(0.05)	(0.13)[2]	(0.16)[2]
Net realized and unrealized gains (losses) on investments	5.42	(1.93)	1.83	1.28	5.93	1.88

Total from investment operations	5.03	(1.93)	1.69	1.23	5.80	1.72
Net asset value, end of period	$27.14	$22.11	$24.04	$22.35	$21.12	$15.32
Total return[4]	22.75%	(8.03)%	7.56%	6.02%	37.60%	12.65%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.22%	2.21%	2.33%	2.30%	2.22%
Net expenses	2.10%	2.12%	2.15%	2.19%	2.20%	2.20%
Net investment loss	(1.52)%	(0.00)%	(0.62)%	(0.54)%	(0.66)%	(1.12)%
Supplemental data
Portfolio turnover rate	142%	66%	60%	22%	75%	33%
Net assets, end of period (000s omitted)	$989	$285	$304	$429	$418	$89

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$23.89	$25.95	$23.90	$22.49	$16.16	$14.20
Net investment income (loss)	(0.10)[2]	0.22 [2]	0.07 [2]	0.04 [2]	0.09	(0.02)[2]
Net realized and unrealized gains (losses) on investments	5.80	(2.08)	1.98	1.37	6.24	1.98

Total from investment operations	5.70	(1.86)	2.05	1.41	6.33	1.96
Distributions to shareholders from
Net investment income	(0.16)	(0.20)	0.00	(0.00)[3]	0.00	0.00
Net asset value, end of period	$29.43	$23.89	$25.95	$23.90	$22.49	$16.16
Total return[4]	23.86%	(7.17)%	8.58%	6.43%	38.99%	13.80%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.37%	1.30%	1.42%	1.40%	1.30%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	(0.38)%	0.91%	0.27%	0.45%	0.52%	(0.12)%
Supplemental data
Portfolio turnover rate	142%	66%	60%	22%	75%	33%
Net assets, end of period (000s omitted)	$4,355	$4,893	$5,110	$10,498	$11,182	$6,801

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$24.13	$26.22	$24.19	$22.78	$16.32	$14.32
Net investment income (loss)	(0.07)[2]	0.33	0.14 [2]	0.06 [2]	0.12 [2]	0.01 [2]
Net realized and unrealized gains (losses) on investments	5.89	(2.17)	1.99	1.39	6.34	1.99

Total from investment operations	5.82	(1.84)	2.13	1.45	6.46	2.00
Distributions to shareholders from
Net investment income	(0.22)	(0.25)	(0.10)	(0.04)	0.00	0.00
Net asset value, end of period	$29.73	$24.13	$26.22	$24.19	$22.78	$16.32
Total return[3]	24.14%	(7.02)%	8.83%	6.50%	39.40%	13.97%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.12%	1.03%	1.15%	1.10%	1.05%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.26)%	1.10%	0.57%	0.64%	0.58%	0.07%
Supplemental data
Portfolio turnover rate	142%	66%	60%	22%	75%	33%
Net assets, end of period (000s omitted)	$59,991	$71,072	$84,563	$79,312	$71,934	$40,073

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount

Notes to financial statements	Wells Fargo Intrinsic Small Cap Value Fund	23

of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid, corporate actions, and expiration of capital loss carryforwards. At March 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$(30,782,469)	$1,135,791	$29,646,678

As of March 31, 2017, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $7,689,710 expiring in 2018.

24	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$11,032,755	$0	$0	$11,032,755
Consumer staples	3,824,150	0	0	3,824,150
Energy	8,847,016	0	0	8,847,016
Financials	31,424,413	0	0	31,424,413
Health care	10,633,611	0	0	10,633,611
Industrials	22,656,267	0	0	22,656,267
Information technology	14,357,317	0	0	14,357,317
Materials	4,917,134	0	0	4,917,134
Real estate	6,818,555	0	0	6,818,555

Short-term investments
Investment companies	3,115,232	0	0	3,115,232
Investments measured at net asset value*				6,195,325
Total assets	$117,626,450	$0	$0	$123,821,775

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $6,195,325 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Intrinsic Small Cap Value Fund	25

4. TRANSACTIONS WITH AFFILIATES AND OTHERS EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2017, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase. Prior to July 1, 2016, Metropolitan West Capital Management, LLC was the subadviser and received a fee at the same annual rates. On July 1, 2016, Metropolitan West Capital Management, LLC merged with WellsCap.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class , Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.20% for Class Administrator shares, and 1.00% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended March 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $121 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,046 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2017, Funds Distributor received $754 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

26	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2017 were $157,839,610 and $175,704,921, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $744,658 and $1,082,941 of ordinary income for the years ended March 31, 2017 and March 31, 2016, respectively.

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$14,939,350	$(7,689,710)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

Notes to financial statements	Wells Fargo Intrinsic Small Cap Value Fund	27

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

28	Wells Fargo Intrinsic Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Intrinsic Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the period from November 1, 2013 to March 31, 2014, and each of the years in the two-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Intrinsic Small Cap Value Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2017

Other information (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $744,658 of income dividends paid during the fiscal year ended March 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2017, $13,039 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Intrinsic Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Intrinsic Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

302872 05-17 A242/AR242 03-17

Annual Report

March 31, 2017

Wells Fargo Small Cap Core Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Cap Core Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 17.17% and 13.13% for the period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Small Cap Core Fund for the period that ended March 31, 2017. We are reporting on a nine-month period at this time because the fiscal year end for the Fund changed from June 30 to March 31, effective March 31, 2017. Despite heightened market volatility at times, global stocks delivered double-digit results overall. U.S. and international stocks returned 17.17% and 13.13% for the period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Small Cap Core Fund	3

remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

Globally, stocks delivered positive results and economies showed some improvement in the first quarter of 2017.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up during the quarter. Along with the pickup in inflation, investors appeared to shift from a mindset of very gradual interest-rate increases by the Fed to an anticipation of three or four increases in 2017. The first of these occurred in March; Fed officials raised their short-term target rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets. Thus far in 2017, emerging markets overall have benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market, despite investors’ concern over uncertainties such as the potential impact of an upcoming election in France; a contender for president of France, Marine Le Pen, favored exiting the European Union, which could potentially destabilize or topple the organization.

4	Wells Fargo Small Cap Core Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Small Cap Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Golden Capital Management, LLC

Portfolio managers

John R. Campbell, CFA®

Justin P. Carr, CFA®

Greg W. Golden, CFA®

Average annual total returns (%) as of March 31, 20171

		Including sales charge				Excluding sales charge				Expense ratios[2] (%)
	Inception date	9 month*	1 year	5 year	10 year	9 month*	1 year	5 year	10 year	Gross	Net[3]
Class A (WOSCX)	5-20-2016	17.15	16.48	12.04	4.59	24.30	23.58	13.37	5.21	1.33	1.33
Class C (WCSCX)	5-20-2016	22.70	21.71	12.54	4.43	23.70	22.71	12.54	4.43	2.08	2.08
Class R6 (WRSCX)	5-20-2016	–	–	–	–	24.73	24.14	13.79	5.59	0.90	0.90
Administrator Class (WNSCX)	5-20-2016	–	–	–	–	24.47	23.77	13.50	5.32	1.25	1.25
Institutional Class (WYSCX)	9-13-2005	–	–	–	–	24.67	24.08	13.78	5.58	1.00	1.00
Russell 2000® Index[4]	–	–	–	–	–	21.60	26.22	12.35	7.12	–	–
*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Core Fund	7

Growth of $10,000 investment as of March 31, 2017[5]

[1]	Historical performance shown for the Class A, Class C, and Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, and are adjusted to reflect the higher expenses applicable to Class A, Class C, and Administrator shares, respectively. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and has not been adjusted to reflect the expenses of the Class R6 shares. If these expenses had been included, returns for Class R6 shares would be higher. Historical performance shown for all classes of the Fund prior to May 20, 2016 is based on the performance of the Fund’s predecessor, Golden Small Cap Core Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.35% for Class A, 2.10% for Class C, 0.90% for Class R6, 1.25% for Administrator Class, and 1.00% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Small Cap Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Russell 2000® Index for the nine-month period that ended March 31, 2017.

∎	Stock selection added value in 6 out of 11 sectors. The best relative performance came from the real estate, information technology (IT), consumer discretionary, and industrials sectors. Relative weakness was found in the financials, energy, and materials sectors.

∎	From a sector-positioning perspective, the Fund benefited from underweights to the consumer discretionary, real estate, and utilities sectors. Detractors included the Fund’s modest cash position, an overweight to the health care sector, and underweights to the financials and materials sectors.

Fund positioning during the period included overweights to the health care, IT, industrials, and consumer staples sectors and underweights to the financials, utilities, energy, real estate, and consumer discretionary sectors.

Ten largest holdings (%) as of March 31, 2017[6]
Biotelemetry Incorporated	2.78
Nutrisystem Incorporated	2.57
Supernus Pharmaceuticals Incorporated	2.40
Wabash National Corporation	2.27
Trinseo SA	2.20
The Geo Group Incorporated	2.18
FCB Financial Holdings Class A	2.17
Advanced Energy Industries Incorporated	2.09
Evercore Partners Incorporated Class A	2.06
Sanmina Corporation	2.02

Stock selection played a role in the Fund’s outperformance for the period.

Top contributors included Nutrisystem, Incorporated; The GEO Group, Incorporated; BioTelemetry, Incorporated; Argan, Incorporated; and Cirrus Logic Incorporated. Nutrisystem, a leading provider of weight-management products and services, including Nutrisystem and South Beach Diet brands, reported 18% year-over-year revenue growth for 2016. Nutrisystem also reported 36% growth in net income and a 34% increase in diluted income per common share. Nutrisystem acquired South Beach Diet in December 2015 and launched the new structure in January 2017. The GEO Group operates private correctional facilities in the U.S., Australia, Canada, New Zealand, and South Africa. GEO’s U.S. Corrections and Detention

business unit processed over 276,000 admissions and 267,000 releases in 2016 while managing an average daily population of more than 60,000 individuals without any significant incidents at its facilities across the U.S. The company’s 2016 total revenues increased to $2.18 billion compared with $1.84 billion in 2015. BioTelemetry, a leading wireless medical technology company focused on the delivery of health information to improve quality of life and reduce cost of care, reported its 18th consecutive quarter of growth in the fourth quarter of 2016. During the fourth quarter of 2016, revenue grew by 15% to $54 million, achieving the upper end of BioTelemetry’s expected range. Full-year revenue for 2016 was $208 million, up 17% from 2015. Overall, profit margins continued to improve. Argan, a designer and builder of electric power plants, reported fiscal 2017 revenue growth of 63% versus the prior-year period, primarily due to Gemma Power Systems, a wholly owned subsidiary, ramping up work on four large gas-fired power plants and the completion of two large power plants. Cirrus Logic—a semiconductor company that develops audio and voice-integrated circuits and software solutions for mobile communications, automotive entertainment, and consumer audio applications—finished its fiscal 2017 reporting period with strong cash flows and improved prospects for fiscal year 2018. The company continued to expand into other flagship and mid-tier smartphone offerings and may be well positioned for the launch of the next-generation iPhone.

Detractors within the Fund included Xperi Corporation; AmTrust Financial Services, Incorporated; SunCoke Energy, Incorporated; American Outdoor Brands Corporation; and Westmoreland Coal Company.

Xperi licenses its innovative technologies and inventions to global electronic device and manufacturing companies that in turn integrate the technologies into their own enterprise, consumer electronics, and semiconductor products. On December 1, 2016, Xperi completed its acquisition of DTS, Incorporated; the company incurred significant one-time expenses in the fourth quarter of 2016 related to this acquisition, including transaction costs (such as bankers’ fees, legal fees, and consultant fees), severance costs, and stock-based compensation expenses resulting from the acceleration of

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Core Fund	9

equity instruments for departing executives. Xperi’s amortization expense also increased significantly due to the acquired intangible assets resulting from the DTS acquisition. AmTrust offers property and casualty insurance, workers’ compensation, special risk, and extended service plans. The company reported weaker-than-expected results for the fourth quarter of 2016 and needed to revise some of its previous financial reports; we exited the position in 2017 in response to weakening fundamentals and the announcement of financial restatements. SunCoke Energy, which produces metallurgical coke, had expected earnings per share of $0.30 for the fourth quarter of 2016 but fell short, delivering only $0.26 per share; the company also missed its expected quarterly revenue by $131.3 million. The company’s domestic coke production declined due to lower production at its Indiana facility. Coal logistics revenue, however, increased due to higher sales volume at its Convent Marine and Kanawha River Terminals. American Outdoor Brands, the maker of Smith & Wesson firearms, declined in the wake of the November presidential election as investors’ concerns regarding the potential for increased gun restrictions lessened with the new Trump administration. Shareholders also approved the company’s name change from Smith & Wesson to American Outdoor Brands to better represent its broad array of brands and businesses in the shooting, hunting, and outdoor-enthusiast markets. Westmoreland Coal declined after reporting a challenging first quarter of 2017 due to low weather-related demand as well as mining-equipment repairs.

Our investment process seeks to identify attractively valued companies likely to exceed earnings expectations.

Our investment process, which we refer to as an active-quant approach, combines quantitative and qualitative evaluations of each company being considered. Our quantitative evaluation looks at valuation, earnings, and momentum-related factors to produce an objective, unbiased review of each company in the investment universe and its ranking compared with other companies being considered. A company’s ranking is the primary basis for our buy and sell decisions. We also place a high value on qualitative analysis; our investment professionals evaluate each company in light of overall market conditions and the company’s potential impact on the Fund from a risk/reward perspective. We have developed measurement tools and tailored our investment process in support of two key tenets of our investment philosophy: Companies purchased should be available at a reasonable price, and they should be profitable and capable of increasing revenues and earnings.

Despite recent and possible future risks, we believe our process will continue to uncover potentially attractive investment opportunities.

U.S. markets recently traded at or near all-time highs. In coming quarters, we believe investors should pay close attention to corporate earnings. With the market trading near full-valuation levels, better-than-expected earnings may be required to propel the markets higher. Regarding monetary policy, we believe the U.S. Federal Reserve may continue its path toward normalizing interest rates, with short-term interest rates moving higher in 2017. Regarding fiscal policy, based on the difficulties experienced in the early attempt to repeal and replace the Affordable Care Act, the Trump administration’s agenda to reduce regulations, cut taxes, and spend on new infrastructure projects may be more difficult to implement than the markets previously anticipated. With higher interest rates and rising inflation, it may be unlikely that investors will be willing to pay more to achieve the same earnings.

Sector distribution as of March 31, 2017[8]

Please see footnotes on page 7.

10	Wells Fargo Small Cap Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2016	Ending account value 3-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$948.10	$6.56	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Class C
Actual	$1,000.00	$944.30	$10.18	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.55	2.10%
Class R6
Actual	$1,000.00	$950.00	$4.37	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Administrator Class
Actual	$1,000.00	$948.50	$6.07	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Institutional Class
Actual	$1,000.00	$950.00	$4.86	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2017	Wells Fargo Small Cap Core Fund	11

Security name	Shares	Value

Common Stocks: 99.03%

Consumer Discretionary: 10.37%

Auto Components: 2.63%
LCI Industries	12,236	$1,221,153
Tower International Incorporated	37,344	1,012,022

		2,233,175

Hotels, Restaurants & Leisure: 3.28%
Denny’s Corporation †	100,032	1,237,396
Ruth’s Chris Steak House Incorporated	77,095	1,545,755

		2,783,151

Internet & Direct Marketing Retail: 2.57%
Nutrisystem Incorporated	39,280	2,180,040

Leisure Products: 0.94%
American Outdoor Brands Corporation †	40,501	802,325

Textiles, Apparel & Luxury Goods: 0.95%
Skechers U.S.A. Incorporated Class A †	29,497	809,693

Consumer Staples: 3.53%

Food Products: 3.53%
Dean Foods Company	68,273	1,342,247
Sanderson Farms Incorporated	15,985	1,659,882

		3,002,129

Energy: 4.19%

Energy Equipment & Services: 1.10%
Matrix Service Company †	56,700	935,550

Oil, Gas & Consumable Fuels: 3.09%
Callon Petroleum Company †	116,549	1,533,785
Westmoreland Coal Company †	74,758	1,085,486

		2,619,271

Financials: 16.27%

Banks: 3.82%
FCB Financial Holdings Class A †	37,252	1,845,837
First Merchants Corporation	35,525	1,396,843

		3,242,680

Capital Markets: 5.49%
Evercore Partners Incorporated Class A	22,469	1,750,335
Houlihan Lokey Incorporated	42,712	1,471,428
OM Asset Management plc	95,222	1,439,757

		4,661,520

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Cap Core Fund	Portfolio of investments—March 31, 2017

Security name	Shares	Value

Insurance: 6.96%
Federated National Holding Company	56,825	$990,460
Heritage Insurance Holdings Incorporated	82,861	1,058,135
Maiden Holdings Limited	75,902	1,062,628
National General Holdings Corporation	61,964	1,472,265
Universal Insurance Holdings Company	54,238	1,328,831

		5,912,319

Health Care: 16.29%

Biotechnology: 1.41%
Xencor Incorporated †	50,009	1,196,215

Health Care Equipment & Supplies: 3.93%
ICU Medical Incorporated †	10,860	1,658,322
NuVasive Incorporated †	22,508	1,680,897

		3,339,219

Health Care Providers & Services: 6.88%
Biotelemetry Incorporated †	81,667	2,364,260
Cross Country Healthcare Incorporated †	92,056	1,321,924
HealthSouth Corporation	28,424	1,216,831
PharMerica Corporation †	40,204	940,774

		5,843,789

Life Sciences Tools & Services: 1.67%
INC Research Holdings Incorporated Class A †	30,844	1,414,197

Pharmaceuticals: 2.40%
Supernus Pharmaceuticals Incorporated †	65,104	2,037,755

Industrials: 16.80%

Airlines: 1.95%
SkyWest Incorporated	48,473	1,660,200

Commercial Services & Supplies: 3.28%
ACCO Brands Corporation †	103,543	1,361,590
UniFirst Corporation	10,061	1,423,128

		2,784,718

Construction & Engineering: 5.01%
Argan Incorporated	22,730	1,503,590
Comfort Systems USA Incorporated	37,373	1,369,720
EMCOR Group Incorporated	21,907	1,379,046

		4,252,356

Machinery: 4.05%
The Greenbrier Companies Incorporated	35,167	1,515,698
Wabash National Corporation	93,032	1,924,832

		3,440,530

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Small Cap Core Fund	13

Security name	Shares	Value

Professional Services: 2.51%
Insperity Incorporated	15,373	$1,362,816
RPX Corporation †	64,060	768,720

		2,131,536

Information Technology: 17.86%

Electronic Equipment, Instruments & Components: 3.58%
Methode Electronics Incorporated	29,073	1,325,729
Sanmina Corporation †	42,219	1,714,091

		3,039,820

Internet Software & Services: 3.07%
J2 Global Incorporated	17,954	1,506,520
Web.com Group Incorporated †	57,186	1,103,690

		2,610,210

IT Services: 1.98%
Hackett Group Incorporated	86,091	1,677,914

Semiconductors & Semiconductor Equipment: 9.23%
Advanced Energy Industries Incorporated †	25,882	1,774,470
Cirrus Logic Incorporated †	27,994	1,698,956
Inphi Corporation †	34,804	1,699,131
MaxLinear Incorporated Class A †	56,199	1,576,382
Xperi Corporation	32,236	1,094,412

		7,843,351

Materials: 4.73%

Chemicals: 2.20%
Trinseo SA	27,843	1,868,265

Containers & Packaging: 1.34%
Graphic Packaging Holding Company	88,219	1,135,379

Metals & Mining: 1.19%
Suncoke Energy Incorporated †	112,885	1,011,450

Real Estate: 6.01%

Equity REITs: 6.01%
Ashford Hospitality Trust Incorporated	166,531	1,060,802
InfraREIT Incorporated	54,733	985,194
QTS Realty Trust Incorporated Class A	24,812	1,209,585
Geo Group Incorporated	39,914	1,850,812

		5,106,393

Utilities: 2.98%

Electric Utilities: 1.27%
Spark Energy Incorporated Class A	33,724	1,077,482

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Cap Core Fund	Portfolio of investments—March 31, 2017

Security name		Shares	Value

Independent Power & Renewable Electricity Producers: 1.71%
NRG Yield Incorporated Class A		83,794	$1,457,178

Total Common Stocks (Cost $63,844,524)			84,109,810

	Yield
Short-Term Investments: 0.94%

Investment Companies: 0.94%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.63%	794,950	794,950

Total Short-Term Investments (Cost $794,950)			794,950

Total investments in securities (Cost $64,639,474) *	99.97%	84,904,760
Other assets and liabilities, net	0.03	25,342

Total net assets	100.00%	$84,930,102

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $65,278,564 and unrealized gains (losses) consists of:

Gross unrealized gains	$22,441,806
Gross unrealized losses	(2,815,610)

Net unrealized gains	$19,626,196

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2017	Wells Fargo Small Cap Core Fund	15

Assets
Investments
In unaffiliated securities, at value (cost $63,844,524)	$84,109,810
In affiliated securities, at value (cost $794,950)	794,950

Total investments, at value (cost $64,639,474)	84,904,760
Receivable for Fund shares sold	83,693
Receivable for dividends	79,978
Prepaid expenses and other assets	11,864

Total assets	85,080,295

Liabilities
Payable for Fund shares redeemed	58,887
Management fee payable	51,034
Distribution fee payable	108
Administration fees payable	9,914
Accrued expenses and other liabilities	30,250

Total liabilities	150,193

Total net assets	$84,930,102

NET ASSETS CONSIST OF
Paid-in capital	$118,802,867
Accumulated net realized losses on investments	(54,138,051)
Net unrealized gains on investments	20,265,286

Total net assets	$84,930,102

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$443,305
Shares outstanding – Class A1	21,158
Net asset value per share – Class A	$20.95
Maximum offering price per share – Class A2	$22.23
Net assets – Class C	$164,027
Shares outstanding – Class C1	7,872
Net asset value per share – Class C	$20.84
Net assets – Class R6	$126,845
Shares outstanding – Class R6[1]	6,031
Net asset value per share – Class R6	$21.03
Net assets – Administrator Class	$128,825
Shares outstanding – Administrator Class[1]	6,142
Net asset value per share – Administrator Class	$20.98
Net assets – Institutional Class	$84,067,100
Shares outstanding – Institutional Class[1]	3,999,949
Net asset value per share – Institutional Class	$21.02

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Cap Core Fund	Statement of operations —year ended March 31, 2017

	Year ended March 31, 2017[1]	Year ended June 30, 2016[2]

Investment income
Dividends	$683,866	$1,513,654
Income from affiliated securities	2,136	2,865

Total investment income	686,002	1,516,519

Expenses
Management fee	611,780	1,220,746
Administration fees
Class A	383	24	[3]
Class C	197	23	[3]
Class R6	26	3	[3]
Administrator Class	115	14	[3]
Institutional Class	92,980	16,192
Shareholder servicing fees
Class A	456	29	[3]
Class C	234	27	[3]
Administrator Class	220	27	[3]
Distribution fee
Class C	703	82	[3]
Custody and accounting fees	13,314	1,969
Professional fees	32,499	4,592
Registration fees	37,804	5,342
Shareholder report expenses	25,709	3,633
Trustees’ fees and expenses	10,615	1,500
Other fees and expenses	6,800	961

Total expenses	833,835	1,255,164
Less: Fee waivers and/or expense reimbursements	(112,292)	(24,517)

Net expenses	721,543	1,230,647

Net investment income (loss)	(35,541)	285,872

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments	5,996,629	(10,551,715)
Net change in unrealized gains (losses) on investments	15,099,348	(2,795,570)

Net realized and unrealized gains (losses) on investments	21,095,977	(13,347,285)

Net increase (decrease) in net assets resulting from operations	$21,060,436	$(13,061,413)

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	After the close of business on May 20, 2016, the Fund acquired the net assets of Golden Small Cap Core Fund, which became the accounting and performance survivor in the transaction. The information for the period prior to May 20, 2016 is that of Golden Small Cap Core Fund.

[3]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Small Cap Core Fund	17

	Year ended March 31, 2017[1]		Year ended June 30, 2016[2]				Year ended June 30, 2015[2]

Operations
Net investment income (loss)		$(35,541)			$285,872			$154,172
Net realized gains (losses) on investments		5,996,629			(10,551,715)			2,177,443
Net change in unrealized gains (losses) on investments		15,099,348			(2,795,570)			2,762,213

Net increase (decrease) in net assets resulting from operations		21,060,436			(13,061,413)			5,093,828

Distributions to shareholders from
Net investment income
Class A		(604)			0	[3]		N/A
Class C		(175)			0	[3]		N/A
Class R6		(284)			0	[3]		N/A
Administrator Class		(256)			0	[3]		N/A
Institutional Class		(215,546)			(153,914)			(55,322)

Total distributions to shareholders		(216,865)			(153,914)			(55,322)

Capital share transactions	Shares		Shares				Shares
Proceeds from shares sold
Class A	20,038	404,696	7,790	[3]	130,000	[3]	N/A	N/A
Class C	3,008	61,918	6,017	[3]	100,000	[3]	N/A	N/A
Class R6	0	0	6,017	[3]	100,000	[3]	N/A	N/A
Administrator Class	112	2,000	6,017	[3]	100,000	[3]	N/A	N/A
Institutional Class	249,066	4,819,045	5,103,153		91,283,720		3,539,453	63,438,443

		5,287,659			91,713,720			63,438,443

Reinvestment of distributions
Class A	30	604	0	[3]	0	[3]	N/A	N/A
Class C	9	175	0	[3]	0	[3]	N/A	N/A
Class R6	14	284	0	[3]	0	[3]	N/A	N/A
Administrator Class	13	256	0	[3]	0	[3]	N/A	N/A
Institutional Class	2,392	48,291	1,813		32,246		293	5,120

		49,610			32,246			5,120

Payment for shares redeemed
Class A	(6,700)	(137,246)	0	[3]	0	[3]	N/A	N/A
Class C	(1,162)	(23,747)	0	[3]	0	[3]	N/A	N/A
Institutional Class	(2,874,456)	(53,427,708)	(2,992,788)		(50,609,931)		(352,069)	(6,234,965)

		(53,588,701)			(50,609,931)			(6,234,965)

Net increase (decrease) in net assets resulting from capital share transactions		(48,251,432)			41,136,035			57,208,598

Total increase (decrease) in net assets		(27,407,861)			27,920,708			62,247,104

Net assets
Beginning of period		112,337,963			84,417,255			22,170,151

End of period		$84,930,102			$112,337,963			$84,417,255

Undistributed net investment income		$0			$216,815			$153,878

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	After the close of business on May 20, 2016, the Fund acquired the net assets of Golden Small Cap Core Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to May 20, 2016 is that of Golden Small Cap Core Fund.

[3]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

CLASS A	Year ended March 31, 2017[1]	Year ended June 30, 2016[2]
Net asset value, beginning of period	$16.89	16.62
Net investment income (loss)	(0.05)[3]	0.01 [3]
Net realized and unrealized gains (losses) on investments	4.15	0.26

Total from investment operations	4.10	0.27
Distributions to shareholders from
Net investment income	(0.04)	0.00
Net asset value, end of period	$20.95	$16.89
Total return[4]	24.30%	1.62%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.46%
Net expenses	1.35%	1.35%
Net investment income (loss)	(0.32)%	0.65%
Supplemental data
Portfolio turnover rate	25%	61%
Net assets, end of period (000s omitted)	$443	$132

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Core Fund	19

(For a share outstanding throughout each period)

CLASS C	Year ended March 31, 2017[1]	Year ended June 30, 2016[2]
Net asset value, beginning of period	$16.87	$16.62
Net investment loss	(0.12)	(0.00)[3,4]
Net realized and unrealized gains (losses) on investments	4.12	0.25

Total from investment operations	4.00	0.25
Distributions to shareholders from
Net investment income	(0.03)	0.00
Net asset value, end of period	$20.84	$16.87
Total return[5]	23.70%	1.50%
Ratios to average net assets (annualized)
Gross expenses	2.24%	2.21%
Net expenses	2.10%	2.10%
Net investment loss	(1.10)%	(0.27)%
Supplemental data
Portfolio turnover rate	25%	61%
Net assets, end of period (000s omitted)	$164	$102

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

[3]	Calculated based upon average shares outstanding

[4]	Amount is less than $0.005.

[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

CLASS R6	Year ended March 31, 2017[1]	Year ended June 30, 2016[2]
Net asset value, beginning of period	$16.90	$16.62
Net investment income	0.01	0.02 [3]
Net realized and unrealized gains (losses) on investments	4.17	0.26

Total from investment operations	4.18	0.28
Distributions to shareholders from
Net investment income	(0.05)	0.00
Net asset value, end of period	$21.03	$16.90
Total return[4]	24.73%	1.68%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.03%
Net expenses	0.90%	0.90%
Net investment income	0.09%	0.93%
Supplemental data
Portfolio turnover rate	25%	61%
Net assets, end of period (000s omitted)	$127	$102

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Core Fund	21

(For a share outstanding throughout each period)

ADMINISTRATOR CLASS	Year ended March 31, 2017[1]	Year ended June 30, 2016[2]
Net asset value, beginning of period	$16.89	$16.62
Net investment income (loss)	(0.04)	0.01 [3]
Net realized and unrealized gains (losses) on investments	4.17	0.26

Total from investment operations	4.13	0.27
Distributions to shareholders from
Net investment income	(0.04)	0.00
Net asset value, end of period	$20.98	$16.89
Total return[4]	24.47%	1.62%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.37%
Net expenses	1.25%	1.25%
Net investment income (loss)	(0.26)%	0.58%
Supplemental data
Portfolio turnover rate	25%	61%
Net assets, end of period (000s omitted)	$129	$102

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Small Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31, 2017[1]	Year ended June 30
INSTITUTIONAL CLASS		2016[2]	2015[2]	2014[2]	2013[2]	2012[2]
Net asset value, beginning of period	$16.90	$18.71	$16.76	$13.57	$10.64	$11.10
Net investment income (loss)	(0.01)[3]	0.04 [3]	0.06 [3]	0.05 [3]	0.16 [3]	(0.01)[3]
Net realized and unrealized gains (losses) on investments	4.18	(1.83)	1.92	3.36	2.77	(0.45)

Total from investment operations	4.17	(1.79)	1.98	3.41	2.93	(0.46)
Distributions to shareholders from
Net investment income	(0.05)	(0.02)	(0.03)	(0.22)	0.00	0.00
Net asset value, end of period	$21.02	$16.90	$18.71	$16.76	$13.57	$10.64
Total return[4]	24.67%	(9.57)%	11.80%	25.21%	27.54%	(4.14)%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.11%	1.10%	1.10%	1.10%	1.11%
Net expenses	1.00%	1.09%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	(0.05)%	0.25%	0.37%	0.30%	1.32%	(0.12)%
Supplemental data
Portfolio turnover rate	25%	61%	57%	68%	52%	56%
Net assets, end of period (000s omitted)	$84,067	$111,902	$84,417	$22,170	$20,093	$27,427

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	After the close of business on May 20, 2016, the Fund acquired the net assets of Golden Small Cap Core Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to May 20, 2016 is that of Golden Small Cap Core Fund.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Small Cap Core Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

After the close of business on May 20, 2016, the net assets of Golden Small Cap Core Fund were acquired by the Fund, which was created to receive the assets of Golden Small Cap Core Fund, in an exchange for shares of the Fund. Institutional shares of Golden Small Cap Core Fund received shares of Institutional Class of the Fund in the transaction. Since Golden Small Cap Core Fund contributed all of the net assets and shareholders to the newly created Wells Fargo fund, the accounting and performance history of Golden Small Cap Core Fund has been carried forward in the financial statements contained herein.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

24	Wells Fargo Small Cap Core Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At March 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss
$(35,591)	$35,591

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of March 31, 2017, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

No expiration
2018	Short-term
$49,578,591	$3,920,370

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Wells Fargo Small Cap Core Fund	25
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$8,808,384	$0	$0	$8,808,384
Consumer staples	3,002,129	0	0	3,002,129
Energy	3,554,821	0	0	3,554,821
Financials	13,816,519	0	0	13,816,519
Health care	13,831,175	0	0	13,831,175
Industrials	14,269,340	0	0	14,269,340
Information technology	15,171,295	0	0	15,171,295
Materials	4,015,094	0	0	4,015,094
Real estate	5,106,393	0	0	5,106,393
Utilities	2,534,660	0	0	2,534,660

Short-term investments
Investment companies	794,950	0	0	794,950
Total assets	$84,904,760	$0	$0	$84,904,760

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the nine months ended March 31, 2017, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Prior to May 20, 2016, Golden Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, was the investment adviser to the predecessor fund and received an advisory fee at an annual rate of 1.10% of the average daily net assets of the predecessor fund. For financial statement purposes, the advisory fee incurred prior to May 20, 2016 has been included in management fee on the Statement of Operations. For the year ended June 30, 2016, the management fee was equivalent to an annual rate of 1.08% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Golden Capital Management, LLC is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.45% as the average daily net assets of the Fund increase.

26	Wells Fargo Small Cap Core Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Prior to May 20, 2016, the Institutional Class of the predecessor fund did not incur any administration fees.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.25% for Administrator Class shares, and 1.00% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fees is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares. Prior to May 20, 2016, the predecessor fund did not have a distribution plan.

In addition, Funds Distributor is also entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the nine months ended March 31, 2017, Funds Distributor received $35 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the nine months ended March 31, 2017 and the year ended June 30, 2016:

	Purchases at cost	Sales Proceeds
Nine months ended March 31, 2017	$23,858,985	$71,825,357
Year ended June 30, 2016	107,650,608	67,972,332

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or

Notes to financial statements	Wells Fargo Small Cap Core Fund	27

emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the nine months ended March 31, 2017 and the year ended June 30, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid were as follows:

	Nine months ended March 31, 2017	Year ended June 30
		2016	2015
Ordinary Income	$216,865	$153,914	$55,322

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$19,626,196	$(53,498,961)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

28	Wells Fargo Small Cap Core Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Small Cap Core Fund (formerly the Golden Small Cap Core Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2017, and the related statements of operations and changes in net assets for the period from July 1, 2016 to March 31, 2017 and year ended June 30, 2016, and the financial highlights for the period from July 1, 2016 to March 31, 2017 and year or period ended June 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial statements and financial highlights of Wells Fargo Small Cap Core Fund for the four-year period ended June 30, 2015, were audited by other auditors whose report thereon dated August 19, 2015, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Small Cap Core Fund as of March 31, 2017, the results of its operations and changes in its assets for the period then ended and year ended June 30, 2016, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2017

Other information (unaudited)	Wells Fargo Small Cap Core Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $216,865 of income dividends paid during the fiscal year ended March 31, 2017 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Small Cap Core Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Small Cap Core Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Small Cap Core Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

302873 05-17 A269/AR269 03-17

Annual Report

March 31, 2017

Wells Fargo Small Cap Opportunities Fund

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The views expressed and any forward-looking statements are as of March 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Cap Opportunities Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Small Cap Opportunities Fund for the 12-month period that ended March 31, 2017. Despite heightened market volatility at times, global stocks delivered double-digit results overall. U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Small Cap Opportunities Fund	3

low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

Globally, stocks delivered positive results and economies showed some improvement in the first quarter of 2017.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up during the quarter. Along with the pickup in inflation, investors appeared to shift from a mindset of very gradual interest-rate increases by the Fed to an anticipation of three or four increases in 2017. The first of these occurred in March; Fed officials raised their short-term target rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets. Thus far in 2017, emerging markets overall have benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market, despite investors’ concern over uncertainties such as the potential impact of an upcoming election in France; a contender for president of France, Marine Le Pen, favored exiting the European Union, which could potentially destabilize or topple the organization.

4	Wells Fargo Small Cap Opportunities Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Small Cap Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Schroder Investment Management North America Inc.

Portfolio manager

Jenny B. Jones

Average annual total returns (%) as of March 31, 20171

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class R6 (WSCJX)	10-31-2016	22.45	13.18	8.49	0.96	0.86
Administrator Class (NVSOX)	8-1-1993	22.13	13.04	8.42	1.31	1.21
Institutional Class (WSCOX)	10-31-2014	22.43	13.18	8.49	1.06	0.96
Russell 2000® Index[4]	–	26.22	12.35	7.12	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Opportunities Fund	7

Growth of $1,000,000 investment as of March 31, 2017[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect the expenses of Class R6 shares. If these expenses had been included, returns for Class R6 shares would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the expenses of the Institutional Class shares. If these expenses had been included, returns for the Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2017 (July 31, 2018 for Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.85% for Class R6, 1.20% for Administrator Class, and 0.95% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Administrator Class shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $1,000,000 in Administrator Class shares and reflects all operating expenses.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Small Cap Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2017.

∎	Negative stock selection occurred most significantly within the health care and financials sectors. The Fund’s allocation to cash also hindered performance.

∎	The Fund benefited from positive stock selection in the consumer discretionary sector.

∎	The Russell 2000® Index rose by 26.22% for the reporting period. A rapidly rising market is the most difficult environment for the Fund given the defensive nature of our investment approach.

The reporting period displayed the rise of populism and a surprising 12 months for U.S. stocks.

Populism in various forms swept the world during the reporting period, symbolized by two key events: the Brexit vote in June 2016 and the election of Donald Trump as U.S. president. Pollsters and commentators generally were wrong in predicting the outcomes of those events. Stock markets rose sharply on the heels of the U.S. election—especially U.S. small caps, which soared after the election through the end of 2016. The new administration’s progrowth policies of lower regulation, lower taxes, and fiscal stimulus were received positively by the U.S. stock market. The same cannot be said for the U.S. bond market, which fell on concerns about deficits and inflation during the final months of the calendar year. Over the full 12-month period, these political events occurred against a generally positive economic backdrop. Stock markets tended to be upbeat as improving data for employment, consumer confidence, and manufacturing drove a good outlook for the U.S. economy. Continuing supportive policies by global central banks helped drive investors to risk assets, such as stocks.

We made several changes to the Fund’s portfolio during the period.

The most noteworthy change to the Fund’s portfolio during the period was a weighting shift in the Fund’s consumer discretionary sector from underweight to overweight. The Fund’s weighting to consumer discretionary rose during the period while the benchmark index’s weighting to the sector decreased. In terms of consumer discretionary holdings, initiated positions included Churchill Downs Incorporated and Red Rock Resorts, Incorporated, which are both in the casinos and gambling industry. We also increased the Fund’s position in Cavco Industries, Incorporated, a consumer discretionary company that is sensitive to housing trends. Another notable change to the Fund was a decrease in exposure to the materials sector; the Fund went from overweight the sector to underweight. We sold building-materials holding Louisiana-Pacific Corporation from the Fund. Within the metals and minerals industry, we reduced the Fund’s exposure to Compass Minerals International, Incorporated, and sold Minerals Technologies Incorporated from the Fund.

Ten largest holdings (%) as of March 31, 2017[6]
Brunswick Corporation	1.66
Western Alliance Bancorp	1.47
Catalent Incorporated	1.42
Franklin Electric Company Incorporated	1.37
Cavco Industries Incorporated	1.36
Entegris Incorporated	1.33
Reinsurance Group of America Incorporated	1.30
Allegiant Travel Company	1.29
The Cheesecake Factory Incorporated	1.25
IDACORP Incorporated	1.25

Stock selection in the health care and financials sectors detracted from Fund performance.

Stock selection was negative for the reporting period, especially in the health care and financials sectors. Within health care, an underweight to biotechnology, which rose 35% over the period, and an overweight to life sciences detracted from performance. Also, pharmaceuticals holding Catalent, Incorporated, and life sciences holding PAREXEL International Corporation lagged over concerns about the potential impact of new health care legislation.

Within the financials sector, banking detracted the most from performance. While banks overall rose by 43% within the index during the reporting period, the Fund’s bank holdings as a group rose by 40%.

In addition, within the real estate sector, Kennedy-Wilson Holdings, Incorporated, which has exposure to office space in the U.K., declined following the Brexit vote. The Fund’s average cash weight of 7.1% hindered results as well.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Opportunities Fund	9

Sector distribution as of March 31, 2017[7]

Holdings within the consumer discretionary sector contributed to the Fund’s performance for the period, as did select information technology (IT) and industrials holdings.

Stock selection was strong in the consumer discretionary sector, which delivered the Fund’s best sector performance relative to the index for the period. While outperformance was broad-based, restaurants and leisure holdings Jack in the Box Incorporated and ILG, Incorporated, along with advertising company MDC Partners Incorporated, were among the largest contributors. Select holdings within the IT and industrials sectors also added value, such as Entegris, Incorporated, and DigitalGlobe, Incorporated. Entegris is deeply involved in building out the communications backbone of the Internet of Things. Digital Globe, a global mapping company, reported a series of better-than-expected earnings during the period. The company also acquired The Radiant Group, Incorporated, which expanded DigitalGlobe’s customer base within major intelligence agencies.

The Fund’s underweights to the real estate, consumer staples, and utilities sectors contributed to results as well. The underweights added value because these were some of the weakest-performing sectors in the index over the reporting period.

Valuations and inflation remain concerns.

While valuations are a point of concern for us, the low level of interest rates does allow for higher price-to-earnings ratios. Although valuations within our area of investment currently are not cheap, the low-rate environment offsets some of our concern regarding valuations. In our view, managing U.S. inflation is a critical economic issue for 2017. Members of the U.S. Federal Open Market Committee have a tricky balancing act this year. If they are too slow in raising interest rates, they create the risk that inflation runs too hot; if they are too aggressive, they face the risk of potentially causing a recession and a declining stock market.

We believe in the underlying strength of the U.S. economy. Given current trends regarding taxes and global trade, smaller stocks may be beneficiaries, in our view, given that they primarily earn their revenues in the U.S. rather than globally. Also, given the higher tax rates for smaller companies relative to larger companies, smaller companies should potentially benefit the most from any reduction in corporate taxes.

Please see footnotes on page 7.

10	Wells Fargo Small Cap Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2016	Ending account value 3-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class R6
Actual	$1,000.00	$1,120.30	$4.49	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.28	0.85%
Administrator Class
Actual	$1,000.00	$1,118.70	$6.34	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,120.10	$5.02	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2017	Wells Fargo Small Cap Opportunities Fund	11

Security name	Shares	Value

Common Stocks: 92.15%

Consumer Discretionary: 13.30%

Diversified Consumer Services: 1.69%
Graham Holdings Company Class B	3,665	$2,197,351
ServiceMaster Global Holdings Incorporated †	63,824	2,664,652

		4,862,003

Hotels, Restaurants & Leisure: 4.08%
Churchill Downs Incorporated	10,512	1,669,831
Interval Leisure Group Incorporated	130,577	2,736,894
Jack in the Box Incorporated	17,720	1,802,478
Red Rock Resorts Incorporated Class A	85,312	1,892,220
The Cheesecake Factory Incorporated	56,800	3,598,848

		11,700,271

Household Durables: 2.22%
Cavco Industries Incorporated †	33,595	3,910,458
Helen of Troy Limited †	26,205	2,468,511

		6,378,969

Leisure Products: 1.66%
Brunswick Corporation	77,996	4,773,355

Media: 2.22%
AMC Entertainment Holdings Class A	85,063	2,675,231
Hemisphere Media Group Incorporated †	84,840	996,870
MDC Partners Incorporated Class A	151,468	1,423,799
Time Incorporated	65,996	1,277,023

		6,372,923

Textiles, Apparel & Luxury Goods: 1.43%
Oxford Industries Incorporated	22,809	1,306,043
Steven Madden Limited †	72,556	2,797,034

		4,103,077

Consumer Staples: 1.57%

Food & Staples Retailing: 0.49%
Performance Food Group Company †	59,280	1,410,864

Food Products: 1.08%
Darling Ingredients Incorporated †	101,054	1,467,304
The Hain Celestial Group Incorporated †	43,636	1,623,259

		3,090,563

Energy: 3.44%

Energy Equipment & Services: 0.38%
ProPetro Holding Corporation †	85,646	1,103,977

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Cap Opportunities Fund	Portfolio of investments—March 31, 2017

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 3.06%
Centennial Resource Development Class A †«	72,962	$1,330,097
PDC Energy Incorporated †	31,488	1,963,277
RSP Permian Incorporated †	63,956	2,649,697
SRC Energy Incorporated †«	187,293	1,580,753
World Fuel Services Corporation	34,559	1,252,764

		8,776,588

Financials: 17.58%

Banks: 10.40%
Chemical Financial Corporation	42,580	2,177,967
First Citizens BancShares Corporation Class A	9,084	3,046,501
First Horizon National Corporation	101,432	1,876,492
First Midwest Bancorp Incorporated	145,411	3,443,332
Heritage Financial Corporation	80,705	1,997,449
Lakeland Financial Corporation	40,842	1,761,107
PrivateBancorp Incorporated	59,824	3,551,751
Simmons First National Corporation Class A	32,888	1,813,773
United Community Bank	70,325	1,947,299
Univest Corporation of Pennsylvania	66,948	1,733,953
Westamerica Bancorporation «	40,587	2,265,972
Western Alliance Bancorp †	86,173	4,230,233

		29,845,829

Capital Markets: 1.23%
Donnelley Financial Solutions †	69,712	1,344,744
Golub Capital BDC Incorporated «	110,265	2,192,068

		3,536,812

Diversified Financial Services: 0.72%
Compass Diversified Holdings	124,735	2,070,601

Insurance: 4.70%
Amerisafe Incorporated	36,096	2,342,630
Brown & Brown Incorporated	61,678	2,573,206
National General Holdings Corporation	103,157	2,451,010
ProAssurance Corporation	39,986	2,409,157
Reinsurance Group of America Incorporated	29,279	3,717,847

		13,493,850

Thrifts & Mortgage Finance: 0.53%
Kearny Financial Corporation	101,754	1,531,398

Health Care: 12.91%

Biotechnology: 1.61%
Flexion Therapeutics Incorporated †	39,062	1,051,158
Otonomy Incorporated †	76,360	935,410
Puma Biotechnology Incorporated †«	27,445	1,020,954
Repligen Corporation †	46,064	1,621,453

		4,628,975

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Small Cap Opportunities Fund	13

Security name	Shares	Value

Health Care Equipment & Supplies: 3.47%
Dentsply Sirona Incorporated	26,769	$1,671,456
K2M Group Holdings Incorporated †	96,021	1,969,391
Masimo Corporation †	13,557	1,264,326
Sientra Incorporated †«	53,032	446,529
The Cooper Companies Incorporated	9,837	1,966,318
West Pharmaceutical Services Incorporated	32,400	2,644,164

		9,962,184

Health Care Providers & Services: 2.11%
Envision Healthcare Corporation †	21,620	1,325,738
HealthSouth Corporation	45,219	1,935,825
LifePoint Hospitals Incorporated †	12,953	848,422
Patterson Companies Incorporated	19,925	901,255
Teladoc Incorporated †«	41,101	1,027,525

		6,038,765

Life Sciences Tools & Services: 3.52%
INC Research Holdings Incorporated Class A †	48,575	2,227,164
PAREXEL International Corporation †	20,395	1,287,128
Patheon NV †	116,951	3,080,489
VWR Corporation †	124,562	3,512,648

		10,107,429

Pharmaceuticals: 2.20%
Akorn Incorporated †	26,545	639,204
Catalent Incorporated †	144,021	4,078,675
Pacira Pharmaceuticals Incorporated †	35,035	1,597,596

		6,315,475

Industrials: 16.91%

Aerospace & Defense: 1.63%
DigitalGlobe Incorporated †	46,519	1,523,497
Hexcel Corporation	57,970	3,162,264

		4,685,761

Airlines: 1.29%
Allegiant Travel Company	23,067	3,696,487

Building Products: 1.25%
Fortune Brands Home & Security Incorporated	36,200	2,202,770
Simpson Manufacturing Company Incorporated	32,060	1,381,465

		3,584,235

Commercial Services & Supplies: 2.60%
Advanced Disposal Services Incorporated †	99,795	2,255,367
HNI Corporation	23,933	1,103,072
Knoll Incorporated	90,787	2,161,638
Matthews International Corporation Class A	28,718	1,942,773

		7,462,850

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Cap Opportunities Fund	Portfolio of investments—March 31, 2017

Security name	Shares	Value

Construction & Engineering: 1.71%
Dycom Industries Incorporated †	23,800	$2,212,210
Valmont Industries Incorporated	17,228	2,678,954

		4,891,164

Electrical Equipment: 1.18%
Generac Holdings Incorporated †	90,823	3,385,881

Machinery: 4.85%
ESCO Technologies Incorporated	52,231	3,034,621
Franklin Electric Company Incorporated	91,480	3,938,214
IDEX Corporation	36,911	3,451,548
Kornit Digital Limited †«	123,247	2,354,022
REV Group Incorporated †	41,772	1,151,654

		13,930,059

Professional Services: 0.72%
Exponent Incorporated	12,732	758,191
On Assignment Incorporated †	27,063	1,313,367

		2,071,558

Road & Rail: 0.70%
Ryder System Incorporated	26,648	2,010,325

Trading Companies & Distributors: 0.98%
MSC Industrial Direct Company Class A	27,424	2,818,090

Information Technology: 14.25%

Communications Equipment: 1.53%
Acacia Communications Incorporated †«	14,680	860,542
Ciena Corporation †	149,300	3,524,973

		4,385,515

Electronic Equipment, Instruments & Components: 1.13%
Fabrinet †	61,018	2,564,587
OSI Systems Incorporated †	9,480	691,945

		3,256,532

Internet Software & Services: 1.73%
Match Group Incorporated †«	183,062	2,989,402
Yelp Incorporated †	59,997	1,964,902

		4,954,304

IT Services: 2.02%
CoreLogic Incorporated †	67,636	2,754,138
EPAM Systems Incorporated †	21,000	1,585,920
Leidos Holdings Incorporated	28,696	1,467,513

		5,807,571

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Small Cap Opportunities Fund	15

Security name	Shares	Value

Semiconductors & Semiconductor Equipment: 4.72%
Entegris Incorporated †	162,747	$3,808,280
Integrated Device Technology Incorporated †	85,279	2,018,554
MACOM Technology Solutions Holdings Incorporated †	58,798	2,839,943
ON Semiconductor Corporation †	224,905	3,483,778
Versum Materials Incorporated	45,368	1,388,261

		13,538,816

Software: 3.12%
Cadence Design Systems Incorporated †	88,855	2,790,047
Fortinet Incorporated †	68,663	2,633,226
PTC Incorporated †	39,828	2,092,961
Verint Systems Incorporated †	33,051	1,433,587

		8,949,821

Materials: 3.87%

Chemicals: 0.80%
Ashland Global Holdings Incorporated	12,841	1,589,844
Balchem Corporation	8,396	691,998

		2,281,842

Containers & Packaging: 1.69%
Ardagh Group SA †	44,572	978,801
Multi Packaging Solutions International Limited †	125,329	2,249,656
Packaging Corporation of America	17,821	1,632,760

		4,861,217

Metals & Mining: 1.38%
Compass Minerals International Incorporated «	21,245	1,441,473
Pretium Resources Incorporated †«	60,562	648,619
Steel Dynamics Incorporated	53,776	1,869,254

		3,959,346

Real Estate: 5.42%

Equity REITs: 4.06%
Douglas Emmett Incorporated	69,615	2,673,216
Equity Lifestyle Properties Incorporated	28,375	2,186,578
Gramercy Property Trust	63,174	1,661,476
Mid-America Apartment Communities Incorporated	20,928	2,129,215
Terreno Realty Corporation	107,102	2,998,856

		11,649,341

Real Estate Management & Development: 1.36%
HFF Incorporated Class A	45,692	1,264,298
Kennedy Wilson Holdings Incorporated	119,169	2,645,552

		3,909,850

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Cap Opportunities Fund	Portfolio of investments—March 31, 2017

Security name		Shares	Value

Utilities: 2.90%

Electric Utilities: 1.69%
IDACORP Incorporated		43,141	$3,578,977
Portland General Electric Company		28,692	1,274,499

			4,853,476

Multi-Utilities: 0.87%
Vectren Corporation		42,355	2,482,427

Water Utilities: 0.34%
SJW Corporation		20,288	978,287

Total Common Stocks (Cost $200,022,164)			264,508,663

	Yield
Short-Term Investments: 10.03%

Investment Companies: 10.03%
Securities Lending Cash Investment LLC (l)(r)(u)	0.98%	15,210,362	15,211,883
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.63	13,563,576	13,563,576

Total Short-Term Investments (Cost $28,774,275)			28,775,459

Total investments in securities (Cost $228,796,439) *	102.18%	293,284,122
Other assets and liabilities, net	(2.18)	(6,244,400)

Total net assets	100.00%	$287,039,722

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $229,700,146 and unrealized gains (losses) consists of:

Gross unrealized gains	$66,270,761
Gross unrealized losses	(2,686,785)

Net unrealized gains	$63,583,976

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2017	Wells Fargo Small Cap Opportunities Fund	17

Assets
Investments
In unaffiliated securities (including $14,474,407 of securities loaned), at value (cost $200,022,164)	$264,508,663
In affiliated securities, at value (cost $28,774,275)	28,775,459

Total investments, at value (cost $228,796,439)	293,284,122
Receivable for investments sold	7,967,034
Receivable for Fund shares sold	1,952,045
Receivable for dividends	236,757
Receivable for securities lending income	31,840
Prepaid expenses and other assets	36,785

Total assets	303,508,583

Liabilities
Payable for investments purchased	71,722
Payable for Fund shares redeemed	850,366
Payable upon receipt of securities loaned	15,210,634
Management fee payable	205,656
Administration fees payable	34,737
Accrued expenses and other liabilities	95,746

Total liabilities	16,468,861

Total net assets	$287,039,722

NET ASSETS CONSIST OF
Paid-in capital	$206,004,329
Undistributed net investment income	257,825
Accumulated net realized gains on investments	16,289,885
Net unrealized gains on investments	64,487,683

Total net assets	$287,039,722

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Class R6	$1,626,052
Shares outstanding – Class R6[1]	68,264
Net asset value per share – Class R6	$23.82
Net assets – Administrator Class	$231,039,005
Shares outstanding – Administrator Class[1]	9,713,575
Net asset value per share – Administrator Class	$23.79
Net assets – Institutional Class	$54,374,665
Shares outstanding – Institutional Class[1]	2,283,018
Net asset value per share – Institutional Class	$23.82

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Cap Opportunities Fund	Statement of operations—year ended March 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $761)	$3,945,070
Securities lending income, net	373,646
Income from affiliated securities	77,223

Total investment income	4,395,939

Expenses
Management fee	2,399,492
Administration fees
Class R6	3	[1]
Administrator Class	339,957
Institutional Class	27,009
Shareholder servicing fees
Administrator Class	652,761
Custody and accounting fees	26,202
Professional fees	41,240
Registration fees	40,462
Shareholder report expenses	15,208
Trustees’ fees and expenses	19,436
Other fees and expenses	6,709

Total expenses	3,568,479
Less: Fee waivers and/or expense reimbursements	(232,942)

Net expenses	3,335,537

Net investment income	1,060,402

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	28,776,565
Affiliated securities	65

Net realized gains on investments	28,776,630

Net change in unrealized gains (losses) on:
Unaffiliated securities	26,051,250
Affiiliated securities	1,184

Net change in unrealized gains (losses) on investments	26,052,434

Net realized and unrealized gains (losses) on investments	54,829,064

Net increase in net assets resulting from operations	$55,889,466

[1]	For the period from October 31, 2016 (commencement of operations) to March 31, 2017

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Small Cap Opportunities Fund	19

	Year ended March 31, 2017			Year ended March 31, 2016

Operations
Net investment income			$1,060,402		$707,350
Net realized gains on investments			28,776,630		18,006,376
Net change in unrealized gains (losses) on investments			26,052,434		(32,281,866)

Net increase (decrease) in net assets resulting from operations			55,889,466		(13,568,140)

Distributions to shareholders from
Net investment income
Class R6			(166)[1]		N/A
Administrator Class			(757,254)		(247,987)
Institutional Class			(205,414)		(986)
Net realized gains
Class R6			(2,149)[1]		N/A
Administrator Class			(19,845,550)		(32,197,145)
Institutional Class			(2,743,894)		(29,514)

Total distributions to shareholders			(23,554,427)		(32,475,632)

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class R6	68,165	[1]	1,622,149 [1]	N/A	N/A
Administrator Class	1,687,551		38,157,468	1,434,836	32,820,441
Institutional Class	2,357,789		54,583,111	10,971	273,479

			94,362,728		33,093,920

Reinvestment of distributions
Class R6	99	[1]	2,315 [1]	N/A	N/A
Administrator Class	876,609		20,454,367	1,555,730	32,052,257
Institutional Class	120,565		2,820,495	1,474	30,500

			23,277,177		32,082,757

Payment for shares redeemed
Administrator Class	(5,357,915)		(122,878,100)	(2,655,872)	(60,937,965)
Institutional Class	(207,771)		(4,880,539)	(441)	(10,552)

			(127,758,639)		(60,948,517)

Net increase (decrease) in net assets resulting from capital share transactions			(10,118,734)		4,228,160

Total increase (decrease) in net assets			22,216,305		(41,815,612)

Net assets
Beginning of period			264,823,417		306,639,029

End of period			$287,039,722		$264,823,417

Undistributed net investment income			$257,825		$149,952

[1]	For the period from October 31, 2016 (commencement of operations) to March 31, 2017

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Cap Opportunities Fund	Financial highlights

(For a share outstanding throughout the period)

Year ended March 31, 2017[1]
CLASS R6
Net asset value, beginning of period	$22.43
Net investment income	0.14
Net realized and unrealized gains (losses) on investments	3.32

Total from investment operations	3.46
Distributions to shareholders from
Net investment income	(0.14)
Net realized gains	(1.93)

Total distributions to shareholders	(2.07)
Net asset value, end of period	$23.82
Total return[2]	15.63%
Ratios to average net assets (annualized)
Gross expenses	0.92%
Net expenses	0.85%
Net investment income	0.67%
Supplemental data
Portfolio turnover rate	73%
Net assets, end of period (000s omitted)	$1,626

[1]	For the period from October 31, 2016 (commencement of operations) to March 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Opportunities Fund	21

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$21.15	$25.19	$37.93	$42.43	$34.45	$32.50
Net investment income	0.08 [2]	0.06	0.02	0.02	0.11	0.05
Net realized and unrealized gains (losses) on investments	4.56	(1.24)	3.13	2.33	10.48	3.13

Total from investment operations	4.64	(1.18)	3.15	2.35	10.59	3.18
Distributions to shareholders from
Net investment income	(0.07)	(0.02)	0.00	(0.02)	(0.08)	0.00
Net realized gains	(1.93)	(2.84)	(15.89)	(6.83)	(2.53)	(1.23)

Total distributions to shareholders	(2.00)	(2.86)	(15.89)	(6.85)	(2.61)	(1.23)
Net asset value, end of period	$23.79	$21.15	$25.19	$37.93	$42.43	$34.45
Total return[3]	22.13%	(4.39)%	11.75%	6.26%	33.19%	10.12%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.29%	1.24%	1.24%	1.22%	1.22%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.36%	0.25%	0.06%	0.11%	0.31%	0.13%
Supplemental data
Portfolio turnover rate	73%	59%	60%	26%	76%	78%
Net assets, end of period (000s omitted)	$231,039	$264,560	$306,628	$471,330	$705,671	$624,844

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Small Cap Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2017	2016	2015[1]
Net asset value, beginning of period	$21.18	$25.22	$39.04
Net investment income	0.09	0.16 [2]	0.06
Net realized and unrealized gains (losses) on investments	4.61	(1.28)	2.01

Total from investment operations	4.70	(1.12)	2.07
Distributions to shareholders from
Net investment income	(0.13)	(0.08)	0.00
Net realized gains	(1.93)	(2.84)	(15.89)

Total distributions to shareholders	(2.06)	(2.92)	(15.89)
Net asset value, end of period	$23.82	$21.18	$25.22
Total return[3]	22.43%	(4.12)%	8.68%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.05%	0.92%
Net expenses	0.95%	0.95%	0.92%
Net investment income	0.56%	0.71%	0.59%
Supplemental data
Portfolio turnover rate	73%	59%	60%
Net assets, end of period (000s omitted)	$54,375	$263	$11

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Small Cap Opportunities Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Small Cap Opportunities Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to passive foreign investment companies. At March 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$10,305	$(10,305)

Notes to financial statements	Wells Fargo Small Cap Opportunities Fund	25

Class allocations

The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$38,190,598	$0	$0	$38,190,598
Consumer staples	4,501,427	0	0	4,501,427
Energy	9,880,565	0	0	9,880,565
Financials	50,478,490	0	0	50,478,490
Health care	37,052,828	0	0	37,052,828
Industrials	48,536,410	0	0	48,536,410
Information technology	40,892,559	0	0	40,892,559
Materials	11,102,405	0	0	11,102,405
Real estate	15,559,191	0	0	15,559,191
Utilities	8,314,190	0	0	8,314,190

Short-term investments
Investment companies	13,563,576	0	0	13,563,576
Investments measured at net asset value*				15,211,883
Total assets	$278,072,239	$0	$0	$293,284,122

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $15,211,883 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Small Cap Opportunities Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2017, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Schroder Investment Management North America Inc. is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class R6	0.03%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class R6	0.85%	July 31, 2018
Administrator Class	1.20%	July 31, 2017
Institutional Class	0.95%	July 31, 2017

After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended March 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $363 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $17,138 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby the Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2017 were $195,921,269 and $207,735,034, respectively.

Notes to financial statements	Wells Fargo Small Cap Opportunities Fund	27

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	Year ended March 31
	2017	2016
Ordinary income	$962,834	$248,973
Long-term capital gain	22,591,593	32,226,659

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,968,468	$12,482,949	$63,583,976

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

10. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

28	Wells Fargo Small Cap Opportunities Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Small Cap Opportunities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended, the period from November 1, 2013 to March 31, 2014 and each of the years in the two-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Small Cap Opportunities Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2017

Other information (unaudited)	Wells Fargo Small Cap Opportunities Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 60.01% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $22,591,593 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $577,064 of income dividends paid during the fiscal year ended March 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2017, $15,137 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Small Cap Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Small Cap Opportunities Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo Small Cap Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

302874 05-17 A243/AR243 03-17

Annual Report

March 31, 2017

Wells Fargo Small Cap Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Small Cap Value Fund for the 12-month period that ended March 31, 2017. Despite heightened market volatility at times, global stocks delivered double-digit results overall. U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Small Cap Value Fund	3

low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

Globally, stocks delivered positive results and economies showed some improvement in the first quarter of 2017.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up during the quarter. Along with the pickup in inflation, investors appeared to shift from a mindset of very gradual interest-rate increases by the Fed to an anticipation of three or four increases in 2017. The first of these occurred in March; Fed officials raised their short-term target rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets. Thus far in 2017, emerging markets overall have benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market, despite investors’ concern over uncertainties such as the potential impact of an upcoming election in France; a contender for president of France, Marine Le Pen, favored exiting the European Union, which could potentially destabilize or topple the organization.

4	Wells Fargo Small Cap Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimer

Michael Schneider, CFA®

Average annual total returns (%) as of March 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMVAX)	11-30-2000	22.45	7.95	5.52	29.92	9.23	6.15	1.36	1.30
Class C (SMVCX)	11-30-2000	27.93	8.42	5.35	28.93	8.42	5.35	2.11	2.05
Class R6 (SMVRX)	6-28-2013	–	–	–	30.50	9.71	6.61	0.93	0.85
Administrator Class (SMVDX)	7-30-2010	–	–	–	30.22	9.45	6.39	1.28	1.10
Institutional Class (WFSVX)	7-31-2007	–	–	–	30.41	9.67	6.59	1.03	0.90
Russell 2000® Value Index[4]	–	–	–	–	29.37	12.54	6.09	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Value Fund	7

Growth of $10,000 investment as of March 31, 2017[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.28% for Class A, 2.03% for Class C, 0.83% for Class R6, 1.08% for Administrator Class, and 0.88% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2017.

∎	Strong stock selection in the consumer discretionary, energy, and real estate sectors drove the outperformance.

∎	Weakness in the information technology (IT) and materials sectors, particularly gold-mining companies, detracted from performance.

Stocks performed well during the reporting period, as measured by the Russell 2000® Value Index. The end of 2016 was especially strong for the market following the surprise election of Donald Trump as the next U.S. president. Stocks responded to investors’ expectations for lower corporate tax rates, less regulation, greater economic growth, and a more normalized interest-rate environment under a new administration. It remains to be seen what changes the new administration is able to accomplish and what the impact of those changes ultimately may be. Any setbacks or delays could disappoint investors and pressure stocks.

The Fund benefited from positive stock selection in the consumer discretionary, energy, and real estate sectors.

Strong stock selection in the consumer discretionary sector helped Fund performance. The Fund’s positions in Scientific Games Corporation and Fox Factory Holding Corporation returned more than 151% and 82%, respectively. Scientific Games, a casino operator, benefited from cost-cutting, which drove improved cash flow. Fox Factory, a manufacturer of premium suspension products, was aided by strong growth in its bike and power vehicle segments and improved margins. Our outlook for both companies remains positive.

The Fund’s energy stocks contributed to performance during the period. The Fund’s largest energy holding, InterOil Corporation, increased 52%. In July 2016, Exxon Mobil Corporation announced the acquisition of InterOil for a fixed payment of $45 per share, paid in Exxon Mobil shares, plus a contingent resource payment (CRP) that allows investors to participate in any positive results from the company’s Elk-Antelope oil field. The transaction closed in February 2017, and we retain the CRP instrument that allows participation in any cash-payment award based on the amount of gas present following certification, which is set for mid-2017. We remain encouraged about the value of the CRP.

Within the real estate sector, strong stock selection aided Fund performance for the period. UMH Properties, Incorporated, which owns manufactured-housing communities, returned 63%. As the manufactured-housing industry has slowly recovered, UMH has increased the occupancy in its communities, which has driven improved margins and profits. We believe the demand for low-cost housing may continue to increase, which could benefit UMH.

Weakness in the IT and materials sectors hindered the Fund’s performance.

The Fund’s holdings in the IT sector detracted from performance during the period. Cray Incorporated, a leader in supercomputers, declined 48% for the period. In mid-2016, Cray lowered its full-year guidance due to a variety of issues outside of the company’s immediate control; specifically, Cray was plagued by chip-availability issues for a third-party’s semiconductor component and also was affected by an unexpected smoke event at one of its facilities. Due to the component delay, Cray reported that its orders slowed at the end of 2016. The company’s supply-chain issue has been rectified, and we remain constructive on the company and its potential to grow faster than the overall supercomputer market.

Within the materials sector, gold-mining companies detracted from relative performance. Gold, which started the period at roughly $1,233 an ounce, climbed above $1,350 an ounce during the summer of 2016. The move was driven by negative government bond yields in many countries and a growing lack of confidence in the ability of global central banks to jump-start economic growth. Gold began to decline in the second half of 2016 as investors sensed that the U.S. Federal Reserve likely would increase interest rates. After the U.S. presidential election in November 2016, gold’s decline accelerated as the U.S. dollar strengthened and U.S. stocks rose materially—especially small-cap stocks. Randgold Resources Limited, one of the Fund’s largest holdings, declined 1%. Randgold, which has been a profitable gold producer, has disciplined management, a strong balance sheet, and high-quality mining assets. The company continues to be a core holding. We hold positions in gold miners partly because we believe they improve the Fund’s diversification given their lower correlation to the broad stock market.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Value Fund	9

We believe it is prudent to remain cautious.

We are cautious regarding the stock markets after such strong performance during the 12-month period. Corporate profit margins remain high, and earnings multiples are not cheap. The supply of new companies we find potentially attractive has become smaller. The market may already have discounted a number of the potentially positive changes that might be implemented by the new U.S. administration, including lower corporate taxes and less regulation. Any delays or setbacks regarding implementation could disappoint investors and cause stocks to sell off. In addition, higher interest rates, which the stock markets have been viewing as favorable, could negatively affect stocks at some point.

Given the current environment, we believe it is prudent to remain cautious. The Fund holds a reasonable cash position. We believe this position, along with the Fund’s exposure to gold miners, may provide some stability for the Fund in times of potential volatility in the broader stock market. Although the Fund is somewhat defensively positioned, we remain poised to deploy capital as opportunities present themselves.

Ten largest holdings (%) as of March 31, 2017[6]
Cavco Industries Incorporated	4.84
Randgold Resources Limited ADR	4.20
Coherent Incorporated	4.13
Cray Incorporated	2.36
OSI Systems Incorporated	2.29
Argo Group International Holdings Limited	2.27
Enova International Incorporated	2.23
ACCO Brands Corporation	2.02
Cross Country Healthcare Incorporated	1.95
Cincinnati Bell Incorporated	1.82

Sector distribution as of March 31, 2017[7]

Please see footnotes on page 7.

10	Wells Fargo Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2016	Ending account value 3-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,124.27	$6.78	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.44	1.28%
Class C
Actual	$1,000.00	$1,120.10	$10.73	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.81	$10.20	2.03%
Class R6
Actual	$1,000.00	$1,127.09	$4.40	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18	0.83%
Administrator Class
Actual	$1,000.00	$1,125.70	$5.72	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44	1.08%
Institutional Class
Actual	$1,000.00	$1,126.72	$4.67	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.43	0.88%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2017	Wells Fargo Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 90.65%

Consumer Discretionary: 18.78%

Auto Components: 1.33%
Fox Factory Holding Corporation †	254,100	$7,292,670
Gentex Corporation	310,900	6,631,497

		13,924,167

Hotels, Restaurants & Leisure: 6.86%
Bloomin’ Brands Incorporated	692,800	13,668,944
Century Casinos Incorporated †(l)	1,762,300	13,322,988
Denny’s Corporation †	1,075,300	13,301,461
Peak Resorts Incorporated	420,500	2,375,825
Scientific Games Corporation Class A †	467,200	11,049,280
The Wendy’s Company	1,350,700	18,383,027

		72,101,525

Household Durables: 8.13%
Cavco Industries Incorporated †	437,200	50,890,080
KB Home Incorporated	465,300	9,250,164
Nobility Homes Incorporated	96,700	1,523,025
Skyline Corporation †(l)	815,200	7,679,184
Taylor Morrison Home Corporation Class A †	374,200	7,977,944
The New Home Company Incorporated †	780,000	8,158,800

		85,479,197

Media: 1.21%
Cinemark Holdings Incorporated	169,300	7,506,762
Entravision Communications Corporation Class A	736,900	4,568,780
MSG Networks Incorporated Class A †	27,400	639,790

		12,715,332

Multiline Retail: 0.66%
Fred’s Incorporated Class A	527,800	6,914,180

Textiles, Apparel & Luxury Goods: 0.59%
G-III Apparel Group Limited †	282,100	6,175,169

Energy: 4.11%

Energy Equipment & Services: 0.98%
Newpark Resources Incorporated †	772,000	6,253,200
Parker Drilling Company †	1,156,400	2,023,700
PHI Incorporated (non-voting) †	166,600	1,995,868

		10,272,768

Oil, Gas & Consumable Fuels: 3.13%
Exxon Mobil Corporation	21,683	1,778,223
InterOil Corporation †(a)	1,283,100	4,311,216
Navigator Holdings Limited †	164,400	2,260,500

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Cap Value Fund	Portfolio of investments—March 31, 2017

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Oasis Petroleum Incorporated †	365,900	$5,217,734
Range Resources Corporation	286,300	8,331,330
Sanchez Energy Corporation †	760,600	7,256,124
Trilogy Energy Corporation †(a)	1,032,600	3,766,016

		32,921,143

Financials: 20.35%

Banks: 10.46%
Ameris Bancorp	183,000	8,436,300
BankUnited Incorporated	154,800	5,775,588
CenterState Banks Incorporated	665,200	17,228,680
First Horizon National Corporation	594,200	10,992,700
Hanmi Financial Corporation	129,900	3,994,425
Hilltop Holdings Incorporated	306,600	8,422,302
Hope Bancorp Incorporated	766,900	14,701,473
IBERIABANK Corporation	183,700	14,530,670
LegacyTexas Financial Group	72,800	2,904,720
Pacific Premier Bancorp Incorporated †	31,800	1,225,890
Park Sterling Corporation	408,000	5,022,480
Sterling BanCorp	167,400	3,967,380
The Bancorp Incorporated †	1,693,200	8,635,320
Valley National Bancorp	345,300	4,074,540

		109,912,468

Capital Markets: 0.36%
Medley Management Incorporated Class A (l)	454,000	3,768,200

Consumer Finance: 2.23%
Enova International Incorporated †	1,579,500	23,455,575

Insurance: 5.40%
Argo Group International Holdings Limited	352,200	23,879,160
Conifer Holdings Incorporated †	102,000	729,300
First Acceptance Corporation †	124,900	168,615
James River Group Holdings Limited	165,100	7,076,186
National General Holdings Corporation	688,000	16,346,880
OneBeacon Insurance Group Limited Class A	400,200	6,403,200
State National Companies Incorporated	148,600	2,139,840

		56,743,181

Mortgage REITs: 1.02%
Redwood Trust Incorporated	647,900	10,761,619

Thrifts & Mortgage Finance: 0.88%
Essent Group Limited †	84,100	3,041,897
Northwest Bancshares Incorporated	366,000	6,163,440

		9,205,337

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Small Cap Value Fund	13

Security name	Shares	Value

Health Care: 9.14%

Health Care Equipment & Supplies: 2.66%
Allied Healthcare Products Incorporated †	16,100	$31,073
Cerus Corporation †	819,800	3,648,110
Hologic Incorporated †	190,500	8,105,775
OraSure Technologies Incorporated †	1,253,500	16,207,755

		27,992,713

Health Care Providers & Services: 3.69%
Air Methods Corporation †	134,400	5,779,200
Cross Country Healthcare Incorporated †	1,425,400	20,468,744
Tivity Health Incorporated †	431,800	12,565,380

		38,813,324

Health Care Technology: 1.70%
Allscripts Healthcare Solutions Incorporated †	415,900	5,273,612
Omnicell Incorporated †	308,600	12,544,590

		17,818,202

Life Sciences Tools & Services: 0.51%
PAREXEL International Corporation †	84,800	5,351,728

Pharmaceuticals: 0.58%
Akorn Incorporated †	164,100	3,951,528
Prestige Brands Holdings Incorporated †	39,100	2,172,396

		6,123,924

Industrials: 7.45%

Building Products: 0.45%
CSW Industrials Incorporated †	129,100	4,737,970

Commercial Services & Supplies: 2.86%
ABM Industries Incorporated	2,700	117,720
ACCO Brands Corporation †	1,614,600	21,231,990
Healthcare Services Group Incorporated	146,300	6,304,067
SP Plus Corporation †	72,000	2,430,000

		30,083,777

Construction & Engineering: 1.41%
IES Holdings Incorporated †	214,700	3,886,070
Tutor Perini Corporation †	343,600	10,926,480

		14,812,550

Electrical Equipment: 0.36%
Babcock & Wilcox Enterprises Incorporated †	405,500	3,787,370

Machinery: 1.22%
Actuant Corporation Class A	130,500	3,438,675
Freightcar America Incorporated	420,700	5,271,371
Mueller Water Products Incorporated Class A	344,300	4,069,626

		12,779,672

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Cap Value Fund	Portfolio of investments—March 31, 2017

Security name	Shares	Value

Professional Services: 0.60%
Hill International Incorporated †	1,532,700	$6,360,705

Trading Companies & Distributors: 0.55%
Applied Industrial Technologies Incorporated	93,200	5,764,420

Information Technology: 16.99%

Communications Equipment: 1.50%
Brocade Communications Systems Incorporated	236,900	2,956,512
Harmonic Incorporated †	1,566,100	9,318,295
Sandvine Corporation (a)	1,515,500	3,495,649

		15,770,456

Electronic Equipment, Instruments & Components: 7.87%
Cognex Corporation	82,500	6,925,875
Coherent Incorporated †	210,900	43,369,476
Fitbit Incorporated Class A †	377,500	2,234,800
OSI Systems Incorporated †	329,900	24,079,401
Zebra Technologies Corporation Class A †	67,400	6,150,250

		82,759,802

Internet Software & Services: 0.87%
Gogo Incorporated †	834,100	9,175,100

IT Services: 0.40%
TeleTech Holdings Incorporated	142,100	4,206,160

Semiconductors & Semiconductor Equipment: 0.97%
Kulicke & Soffa Industries Incorporated †	501,400	10,188,448

Software: 1.14%
Synchronoss Technologies Incorporated †	490,800	11,975,520

Technology Hardware, Storage & Peripherals: 4.24%
Cray Incorporated †	1,132,200	24,795,180
Diebold Nixdorf Incorporated	377,100	11,576,970
Quantum Corporation †	9,356,699	8,140,328

		44,512,478

Materials: 9.91%

Chemicals: 0.21%
Calgon Carbon Corporation	154,736	2,259,146

Containers & Packaging: 0.28%
Intertape Polymer Group Incorporated (a)	169,100	2,960,801

Metals & Mining: 9.06%
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares	176,700	7,499,148
Carpenter Technology Corporation	101,100	3,771,030
Nevsun Resources Limited	1,861,600	4,765,696

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Small Cap Value Fund	15

Security name			Shares	Value

Metals & Mining (continued)
NovaGold Resources Incorporated †			1,306,400	$6,362,168
Randgold Resources Limited ADR			505,800	44,146,224
Royal Gold Incorporated			178,600	12,510,930
Sandstorm Gold Limited †			1,789,500	7,641,165
Silver Standard Resources Incorporated †			377,700	4,007,397
Tahoe Resources Incorporated			558,800	4,487,164

				95,190,922

Paper & Forest Products: 0.36%
Deltic Timber Corporation			48,400	3,781,008

Real Estate: 2.09%

Equity REITs: 2.09%
Potlatch Corporation			153,800	7,028,660
UMH Properties Incorporated			980,700	14,916,447

				21,945,107

Telecommunication Services: 1.83%

Diversified Telecommunication Services: 1.83%
Cincinnati Bell Incorporated †			1,083,500	19,177,950

Total Common Stocks (Cost $593,351,760)				952,679,114

Exchange-Traded Funds: 1.19%
SPDR S&P Regional Banking ETF			42,387	2,314,754
VanEck Vectors Gold Miners ETF			272,851	6,223,732
VanEck Vectors Junior Gold Miners ETF			109,283	3,932,002

Total Exchange-Traded Funds (Cost $11,146,730)				12,470,488

		Expiration date
Warrants: 0.00%

Health Care: 0.00%

Health Care Equipment & Supplies: 0.00%
EnteroMedics Incorporated †(a)		3-27-2017	270,908	0
EnteroMedics Incorporated †(a)(i)		2-27-2018	48,280	58

Total Warrants (Cost $0)				58

	Yield
Short-Term Investments: 8.15%

Investment Companies: 8.15%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.63%		85,665,191	85,665,191

Total Short-Term Investments (Cost $85,665,191)				85,665,191

Total investments in securities (Cost $690,163,681) *	99.99%	1,050,814,851
Other assets and liabilities, net	0.01	82,304

Total net assets	100.00%	$1,050,897,155

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Cap Value Fund	Portfolio of investments—March 31, 2017

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $697,451,670 and unrealized gains (losses) consists of:

Gross unrealized gains	$402,200,173
Gross unrealized losses	(48,836,992)

Net unrealized gains	$353,363,181

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2017	Wells Fargo Small Cap Value Fund	17

Assets
Investments
In unaffiliated securities, at value (cost $582,353,498)	$940,379,288
In affiliated securities, at value (cost $107,810,183)	110,435,563

Total investments, at value (cost $690,163,681)	1,050,814,851
Foreign currency, at value (cost $39)	39
Receivable for investments sold	2,193,120
Receivable for Fund shares sold	1,032,910
Receivable for dividends	836,367
Prepaid expenses and other assets	144,349

Total assets	1,055,021,636

Liabilities
Payable for investments purchased	935,104
Payable for Fund shares redeemed	1,758,200
Management fee payable	732,713
Distribution fee payable	24,529
Administration fees payable	153,515
Shareholder report expenses payable	295,123
Accrued expenses and other liabilities	225,297

Total liabilities	4,124,481

Total net assets	$1,050,897,155

NET ASSETS CONSIST OF
Paid-in capital	$561,387,617
Accumulated net investment loss	(2,079,153)
Accumulated net realized gains on investments	130,937,521
Net unrealized gains on investments	360,651,170

Total net assets	$1,050,897,155

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$494,606,690
Shares outstanding – Class A1	22,810,996
Net asset value per share – Class A	$21.68
Maximum offering price per share – Class A2	$23.00
Net assets – Class C	$35,469,642
Shares outstanding – Class C1	2,128,166
Net asset value per share – Class C	$16.67
Net assets – Class R6	$90,809,254
Shares outstanding – Class R6[1]	3,960,628
Net asset value per share – Class R6	$22.93
Net assets – Administrator Class	$12,993,525
Shares outstanding – Administrator Class[1]	569,845
Net asset value per share – Administrator Class	$22.80
Net assets – Institutional Class	$417,018,044
Shares outstanding – Institutional Class[1]	18,207,581
Net asset value per share – Institutional Class	$22.90

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Cap Value Fund	Statement of operations—year ended March 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $43,508)	$7,572,781
Income from affiliated securities	305,248

Total investment income	7,878,029

Expenses
Management fee	8,186,269
Administration fees
Class A	1,028,670
Class C	75,675
Class R6	27,871
Administrator Class	24,173
Institutional Class	442,242
Shareholder servicing fees
Class A	1,224,607
Class C	90,089
Administrator Class	46,278
Distribution fee
Class C	270,267
Custody and accounting fees	50,337
Professional fees	58,070
Registration fees	55,630
Shareholder report expenses	13,039
Trustees’ fees and expenses	21,796
Other fees and expenses	20,879

Total expenses	11,635,892
Less: Fee waivers and/or expense reimbursements	(668,856)

Net expenses	10,967,036

Net investment loss	(3,089,007)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	169,871,403
Affiliated securities	8,601,835

Net realized gains on investments	178,473,238

Net change in unrealized gains (losses) on:
Unaffiliated securities	98,397,457
Affiliated securities	(22,090,793)

Net change in unrealized gains (losses) on investments	76,306,664

Net realized and unrealized gains (losses) on investments	254,779,902

Net increase in net assets resulting from operations	$251,690,895

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Small Cap Value Fund	19

	Year ended March 31, 2017		Year ended March 31, 2016

Operations
Net investment loss		$(3,089,007)		$(3,007,195)
Net realized gains on investments		178,473,238		176,694,661
Net change in unrealized gains (losses) on investments		76,306,664		(222,903,179)

Net increase (decrease) in net assets resulting from operations		251,690,895		(49,215,713)

Distributions to shareholders from
Net realized gains
Class A		(56,388,139)		(147,582,801)
Class B		0 [1]		(11,299)
Class C		(5,270,387)		(12,940,580)
Class R6		(10,487,806)		(26,184,650)
Administrator Class		(2,045,288)		(7,973,394)
Institutional Class		(37,253,131)		(84,638,041)

Total distributions to shareholders		(111,444,751)		(279,330,765)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,740,528	35,433,223	14,405,645	371,383,963
Class C	191,902	3,019,730	213,694	3,522,236
Class R6	424,030	9,098,907	4,913,663	136,781,653
Administrator Class	130,653	2,811,213	246,541	5,884,855
Institutional Class	4,669,898	101,916,638	1,822,908	45,991,897
Investor Class	N/A	N/A	341,179 [2]	9,252,444 [2]

		152,279,711		572,817,048

Reinvestment of distributions
Class A	2,776,179	55,114,701	8,140,152	144,569,098
Class B	0 [1]	0 [1]	791	11,299
Class C	292,458	4,514,956	767,463	10,936,351
Class R6	502,696	10,487,806	1,410,811	26,184,650
Administrator Class	87,246	1,799,155	392,943	7,277,303
Institutional Class	1,730,984	36,212,221	4,322,403	80,180,580

		108,128,839		269,159,281

Payment for shares redeemed
Class A	(7,484,677)	(152,570,289)	(9,636,099)	(207,634,531)
Class B	(285)[1]	(4,290)[1]	(7,052)	(145,392)
Class C	(803,103)	(12,684,211)	(2,155,888)	(45,177,913)
Class R6	(1,679,233)	(36,127,102)	(3,471,014)	(92,765,963)
Administrator Class	(1,056,888)	(22,334,104)	(2,015,328)	(51,849,956)
Institutional Class	(2,762,181)	(58,313,031)	(27,696,737)	(767,867,077)
Investor Class	N/A	N/A	(17,354,006)[2]	(466,375,638)[2]

		(282,033,027)		(1,631,816,470)

Net asset value of shares issued in acquisition
Class A	2,339,168	45,638,463	0	0
Class C	219,630	3,343,096	0	0
Administrator Class	141,240	2,888,953	0	0
Institutional Class	172,399	3,537,176	0	0

		55,407,688		0

Net increase (decrease) in net assets resulting from capital share transactions		33,783,211		(789,840,141)

Total increase (decrease) in net assets		174,029,355		(1,118,386,619)

Net assets
Beginning of period		876,867,800		1,995,254,419

End of period		$1,050,897,155		$876,867,800

Accumulated net investment loss		$(2,079,153)		$(2,315,780)

[1]	For the period from April 1, 2016 to June 6, 2016. Effective June 7, 2016, Class B shares of the Fund are no longer offered to shareholders.

[2]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS A	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$18.84	$27.51	$35.74	$36.33	$32.87	$29.56
Net investment income (loss)	(0.11)	(0.06)[2]	0.01 [2]	0.18	0.23	0.19
Net realized and unrealized gains (losses) on investments	5.45	(1.19)	(2.55)	2.71	4.68	3.39

Total from investment operations	5.34	(1.25)	(2.54)	2.89	4.91	3.58
Distributions to shareholders from
Net investment income	0.00	0.00	(0.13)	(0.11)	(0.24)	(0.12)
Net realized gains	(2.50)	(7.42)	(5.56)	(3.37)	(1.21)	(0.15)

Total distributions to shareholders	(2.50)	(7.42)	(5.69)	(3.48)	(1.45)	(0.27)
Net asset value, end of period	$21.68	$18.84	$27.51	$35.74	$36.33	$32.87
Total return[3]	29.92%	(2.90)%	(7.29)%	8.87%	15.67%	12.22%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.36%	1.35%	1.33%	1.33%	1.34%
Net expenses	1.28%	1.28%	1.29%	1.30%	1.30%	1.30%
Net investment income (loss)	(0.48)%	(0.27)%	0.02%	1.26%	0.72%	0.61%
Supplemental data
Portfolio turnover rate	31%	16%	9%	7%	18%	16%
Net assets, end of period (000s omitted)	$494,607	$441,679	$289,669	$443,671	$482,677	$603,622

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS C	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$15.09	$23.80	$31.89	$32.77	$29.82	$26.92
Net investment income (loss)	(0.20)[2]	(0.24)[2]	(0.20)[2]	0.07 [2]	(0.02)[2]	(0.04)[2]
Net realized and unrealized gains (losses) on investments	4.28	(1.05)	(2.27)	2.42	4.23	3.09

Total from investment operations	4.08	(1.29)	(2.47)	2.49	4.21	3.05
Distributions to shareholders from
Net investment income	0.00	0.00	(0.06)	0.00	(0.05)	0.00
Net realized gains	(2.50)	(7.42)	(5.56)	(3.37)	(1.21)	(0.15)

Total distributions to shareholders	(2.50)	(7.42)	(5.62)	(3.37)	(1.26)	(0.15)
Net asset value, end of period	$16.67	$15.09	$23.80	$31.89	$32.77	$29.82
Total return[3]	28.93%	(3.58)%	(8.00)%	8.53%	14.80%	11.38%
Ratios to average net assets (annualized)
Gross expenses	2.07%	2.11%	2.10%	2.08%	2.08%	2.09%
Net expenses	2.03%	2.03%	2.04%	2.05%	2.05%	2.05%
Net investment income (loss)	(1.23)%	(1.18)%	(0.70)%	0.52%	(0.06)%	(0.14)%
Supplemental data
Portfolio turnover rate	31%	16%	9%	7%	18%	16%
Net assets, end of period (000s omitted)	$35,470	$33,601	$80,969	$105,309	$105,491	$102,663

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31, 2013[2]
CLASS R6	2017	2016	2015	2014[1]
Net asset value, beginning of period	$19.72	$28.29	$36.52	$37.13	$33.69
Net investment income (loss)	(0.01)[3]	0.03 [3]	0.23 [3]	0.35	0.07 [3]
Net realized and unrealized gains (losses) on investments	5.72	(1.18)	(2.69)	2.67	3.37

Total from investment operations	5.71	(1.15)	(2.46)	3.02	3.44
Distributions to shareholders from
Net investment income	0.00	0.00	(0.21)	(0.26)	0.00
Net realized gains	(2.50)	(7.42)	(5.56)	(3.37)	0.00

Total distributions to shareholders	(2.50)	(7.42)	(5.77)	(3.63)	0.00
Net asset value, end of period	$22.93	$19.72	$28.29	$36.52	$37.13
Total return[4]	30.50%	(2.43)%	(6.90)%	9.07%	10.21%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.92%	0.87%	0.85%	0.85%
Net expenses	0.83%	0.83%	0.83%	0.85%	0.85%
Net investment income (loss)	(0.03)%	0.12%	0.72%	2.82%	0.60%
Supplemental data
Portfolio turnover rate	31%	16%	9%	7%	18%
Net assets, end of period (000s omitted)	$90,809	$92,929	$52,613	$398	$28

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$19.66	$28.30	$36.40	$36.98	$33.45	$30.12
Net investment income (loss)	(0.07)[2]	(0.06)[2]	0.01 [2]	0.21	0.31	0.25 [2]
Net realized and unrealized gains (losses) on investments	5.71	(1.16)	(2.55)	2.77	4.75	3.44

Total from investment operations	5.64	(1.22)	(2.54)	2.98	5.06	3.69
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.19)	(0.32)	(0.21)
Net realized gains	(2.50)	(7.42)	(5.56)	(3.37)	(1.21)	(0.15)

Total distributions to shareholders	(2.50)	(7.42)	(5.56)	(3.56)	(1.53)	(0.36)
Net asset value, end of period	$22.80	$19.66	$28.30	$36.40	$36.98	$33.45
Total return[3]	30.22%	(2.70)%	(7.16)%	8.97%	15.92%	12.42%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.25%	1.19%	1.17%	1.17%	1.17%
Net expenses	1.08%	1.08%	1.09%	1.10%	1.10%	1.10%
Net investment income (loss)	(0.31)%	(0.24)%	0.03%	1.48%	0.87%	0.80%
Supplemental data
Portfolio turnover rate	31%	16%	9%	7%	18%	16%
Net assets, end of period (000s omitted)	$12,994	$24,927	$74,820	$711,869	$666,812	$543,683

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$19.71	$28.29	$36.53	$37.12	$33.56	$30.21
Net investment income (loss)	(0.01)[2]	(0.01)[2]	0.17 [2]	0.26	0.38 [2]	0.34
Net realized and unrealized gains (losses) on investments	5.70	(1.15)	(2.65)	2.76	4.76	3.42

Total from investment operations	5.69	(1.16)	(2.48)	3.02	5.14	3.76
Distributions to shareholders from
Net investment income	0.00	0.00	(0.20)	(0.24)	(0.37)	(0.26)
Net realized gains	(2.50)	(7.42)	(5.56)	(3.37)	(1.21)	(0.15)

Total distributions to shareholders	(2.50)	(7.42)	(5.76)	(3.61)	(1.58)	(0.41)
Net asset value, end of period	$22.90	$19.71	$28.29	$36.53	$37.12	$33.56
Total return[3]	30.41%	(2.46)%	(6.95)%	9.05%	16.15%	12.68%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.99%	0.92%	0.90%	0.90%	0.91%
Net expenses	0.88%	0.88%	0.89%	0.90%	0.90%	0.90%
Net investment income (loss)	(0.06)%	(0.03)%	0.52%	1.66%	1.08%	1.01%
Supplemental data
Portfolio turnover rate	31%	16%	9%	7%	18%	16%
Net assets, end of period (000s omitted)	$417,018	$283,728	$1,017,115	$984,881	$1,081,869	$1,143,730

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Small Cap Value Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

Effective June 7, 2016, Class B shares of the Fund are no longer offered. Information for Class B shares reflected in the financial statements represents activity through June 6, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange

26	Wells Fargo Small Cap Value Fund	Notes to financial statements

or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to passive foreign investment companies and net operating losses. At March 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$3,325,634	$(3,325,634)

Notes to financial statements	Wells Fargo Small Cap Value Fund	27

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$195,786,545	$1,523,025	$0	$197,309,570
Energy	35,116,679	3,766,016	4,311,216	43,193,911
Financials	213,846,380	0	0	213,846,380
Health care	96,099,891	0	0	96,099,891
Industrials	78,326,464	0	0	78,326,464
Information technology	175,092,315	3,495,649	0	178,587,964
Materials	101,231,076	2,960,801	0	104,191,877
Real estate	21,945,107	0	0	21,945,107
Telecommunication services	19,177,950	0	0	19,177,950

Exchange-traded funds	12,470,488	0	0	12,470,488

Warrants
Health care	0	58	0	58

Short-term investments
Investment companies	85,665,191	0	0	85,665,191
Total assets	$1,034,758,086	$11,745,549	$4,311,216	$1,050,814,851

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement.

28	Wells Fargo Small Cap Value Fund	Notes to financial statements

Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2017, the management fee was equivalent to an annual rate of 0.84% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.28% for Class A shares, 2.03% for Class C shares, 0.83% for Class R6 shares, 1.08% for Administrator Class shares, and 0.88% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended March 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $980 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $6,221 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2017, Funds Distributor received $4,957 from the sale of Class A shares and $125 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class, of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Small Cap Value Fund	29

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2017 were $289,488,137 and $473,541,348, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
Allied Healthcare Products Incorporated*	588,600	28,677	617,277	0	$0	$0	$(652,430)
Cavco Industries Incorporated*	587,800	19,000	169,600	437,200	50,890,080	0	10,924,215
Century Casinos Incorporated	1,476,500	285,800	0	1,762,300	13,322,988	0	0
Medley Management Incorporated Class A	689,100	0	235,100	454,000	3,768,200	159,457	(1,936,404)
Skyline Corporation	626,200	193,100	4,100	815,200	7,679,184	0	15,914
Webco Industries Incorporated*	55,400	0	55,400	0	0	0	250,540
						$159,457	$8,601,835

*	No longer an affiliate of the Fund at the end of the period.

7. ACQUISITION

After the close of business on July 22, 2016, the Fund acquired the net assets of Wells Fargo Small/Mid Cap Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Administrator Class, and Institutional Class shares of Wells Fargo Small/Mid Cap Value Fund received Class A, Class C, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Small/Mid Cap Value Fund for 2,872,437 shares of the Fund valued at $55,407,688 at an exchange ratio of 0.63, 0.75, 0.62, and 0.63 for Class A, Class C, Administrator Class, and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Small/Mid Cap Value Fund with a fair value of $45,240,508, identified cost of $27,461,432 and unrealized gains of $17,779,076 at July 22, 2016 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Small/Mid Cap Value Fund and the Fund immediately prior to the acquisition were $55,407,688 and $934,257,976, respectively. The aggregate net assets of the Fund immediately after the acquisition were $989,665,664. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Small/Mid Cap Value Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed April 1, 2016, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended March 31, 2017 would have been:

Net investment loss	$(2,807,515)
Net realized and unrealized gains (losses) on investments	$261,166,279
Net increase in net assets resulting from operations	$258,358,764

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Small/Mid Cap Value Fund that have been included in the Fund’s Statement of Operations since July 25, 2016.

30	Wells Fargo Small Cap Value Fund	Notes to financial statements

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2017, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $111,444,751 and $279,330,765 of long-term capital gain for the years ended March 31, 2017 and March 31, 2016, respectively.

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,352,843	$134,793,514	$353,363,181

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

12. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Small Cap Value Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the each of the years in the three-year period then ended, the period from November 1, 2013 to March 31, 2014, and each of the years or periods in the two-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Small Cap Value Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2017

32	Wells Fargo Small Cap Value Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $111,444,751 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Small Cap Value Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

34	Wells Fargo Small Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Small Cap Value Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

302875 05-17 A244/AR244 03-17

Annual Report

March 31, 2017

Wells Fargo Special Small Cap Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Special Small Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Special Small Cap Value Fund for the 12-month period that ended March 31, 2017. Despite heightened market volatility at times, global stocks delivered double-digit results overall. U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Special Small Cap Value Fund	3

low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

Globally, stocks delivered positive results and economies showed some improvement in the first quarter of 2017.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up during the quarter. Along with the pickup in inflation, investors appeared to shift from a mindset of very gradual interest-rate increases by the Fed to an anticipation of three or four increases in 2017. The first of these occurred in March; Fed officials raised their short-term target rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets. Thus far in 2017, emerging markets overall have benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market, despite investors’ concern over uncertainties such as the potential impact of an upcoming election in France; a contender for president of France, Marine Le Pen, favored exiting the European Union, which could potentially destabilize or topple the organization.

4	Wells Fargo Special Small Cap Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Special Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Rifkin, CFA®

James M. Tringas, CFA®, CPA

Bryant VanCronkhite, CFA®, CPA

Average annual total returns (%) as of March 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESPAX)	5-7-1993	16.58	11.73	6.50	23.69	13.06	7.13	1.36	1.35
Class B (ESPBX)*	3-26-1999	17.73	11.96	6.57	22.73	12.21	6.57	2.11	2.10
Class C (ESPCX)	12-12-2000	21.75	12.22	6.33	22.75	12.22	6.33	2.11	2.10
Class R (ESPHX)	9-30-2015	–	–	–	23.47	12.80	6.84	1.61	1.60
Class R6 (ESPRX)	10-31-2014	–	–	–	24.22	13.53	7.52	0.93	0.90
Administrator Class (ESPIX)	7-23-1996	–	–	–	23.82	13.30	7.38	1.28	1.21
Institutional Class (ESPNX)	7-30-2010	–	–	–	24.13	13.51	7.50	1.03	0.95
Russell 2000® Value Index[4]	–	–	–	–	29.37	12.54	6.09	–	–
*	At the close of business on May 5, 2017, existing Class B shareholders were converted to Class A shareholders. Effective May 6, 2017, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Special Small Cap Value Fund	7

Growth of $10,000 investment as of March 31, 2017[5]

[1]	Historical performance shown for Class R shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to Class R shares. Historical performance for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Special Values Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.34% for Class A, 2.09% for Class B, 2.09% for Class C, 1.59% for Class R, 0.89% for Class R6, 1.20% for Administrator Class, and 0.94% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Special Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2017.

∎	An underweight to the financials sector and stock selection in the materials and consumer discretionary sectors detracted from performance.

∎	Stock selection in the industrials sector and underweights to the real estate and utilities sectors contributed to relative performance.

Over the 12-month reporting period, small-cap value stocks provided strong returns. The Russell 2000® Value Index rose more than 29% during the period. Through much of 2016, small-cap value stocks were fueled by improving economic data and investors’ increased appetite for risk. After the presidential election in November, small-cap value stocks continued to ascend. Expectations that small-cap stocks could benefit from improving economic data and the new administration’s policies drove much of the postelection rally. In early 2017, investors began to look for hard data to support higher valuations and many of the underlying macro expectations, causing small-cap value stocks to give back some of their 2016 gains.

Ten largest holdings (%) as of March 31, 2017[6]
First Citizens BancShares Corporation Class A	2.07
Simpson Manufacturing Company Incorporated	2.00
TreeHouse Foods Incorporated	1.97
Novanta Incorporated	1.91
Neenah Paper Incorporated	1.88
Mueller Industries Incorporated	1.79
DST Systems Incorporated	1.78
Korn/Ferry International	1.74
Innospec Incorporated	1.68
Analogic Corporation	1.67

While we expect the Fund to participate in strong rallies like we saw in 2016, we do not expect the Fund to outperform in that environment given our focus on companies with strong balance sheets and sustainable free cash flow. Rather than trying to predict macro factors or political events, we prefer to invest in companies that control their own destinies via strong competitive advantages, flexible balance sheets, and sustainable free cash flows. We did not make any major changes to portfolio positioning during the reporting period, and we continue to emphasize companies that prudently allocate their capital.

Key detractors included an underweight to financials and stock selection within consumer discretionary.

The Fund’s underweight to the financials sector, especially to banks, detracted from relative performance. Small-cap banks rallied substantially postelection on expectations that they could benefit from a combination of a steeper yield curve, tax reform, and deregulation. Many of these banks do not fit our investment process given that they lack sustainable competitive advantages and sufficient financial flexibility. These underlying expectations began to be scrutinized in the last few months of the reporting period, and bank valuations have compressed.

Stock selection in the consumer discretionary sector detracted from relative performance. Casual-dining company DineEquity, Incorporated, suffered from some execution issues related to a new menu rollout at its Applebee’s restaurants. Although this problem may take some time to fix, we believe the reward-to-risk valuation is potentially attractive. Meanwhile, the IHOP portion of DineEquity’s business has been providing some stability while management repairs the menu issues at Applebee’s.

Multiple sectors contributed to performance.

Stock selection in the industrials sector contributed to relative performance. Long-time holding Mueller Industries, Incorporated—a manufacturer of flow-control and industrial products—benefited the Fund’s performance. We view Mueller as a high-quality, diversified industrial company with a strong balance sheet and stable cash flows. Mueller has used its strong balance sheet to diversify its business, and the company’s stock has benefited from strength across the firm’s end markets as well as from a sizable dividend increase in 2016.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Special Small Cap Value Fund	9

Sector distribution as of March 31, 2017[7]

Large underweights to the real estate and utilities sectors contributed to the Fund’s relative performance. As bond yields began to rebound off their July 2016 lows, investors began to sell some of their real estate and utilities holdings that had benefited from lower interest rates. We have found the level of downside risk in a rising interest-rate environment to be substantial for most utilities and real estate investment trusts, leading to less attractive reward-to-risk opportunities. We have continued to remain underweight both sectors.

Our outlook is cautious yet confident.

As we look out over the next 12 months, we think investors may demand more hard data to support the macroeconomic expectations that drove valuations

higher in 2016. We believe it is prudent to protect the Fund’s downside risks as we look for individual investment opportunities to present themselves. We do not focus on forecasting future macroeconomic news and the short-term direction of the market. Through our bottom-up stock-selection process, we focus on investing in companies that have the potential to generate strong cash flows and have the balance-sheet flexibility to make intelligent investment decisions when other companies may be too skittish to invest in the future. In our view, this approach may better position our investments to reap outsized rewards relative to other stocks. Because of this disciplined investment process, we remain confident in our ability to navigate all economic environments over the long term.

Please see footnotes on page 7.

10	Wells Fargo Special Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10- 1-2016	Ending account value 3-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,111.15	$6.92	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.38	$6.61	1.31%
Class B
Actual	$1,000.00	$1,107.05	$10.85	2.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.37	2.07%
Class C
Actual	$1,000.00	$1,106.91	$10.85	2.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.64	$10.37	2.06%
Class R
Actual	$1,000.00	$1,110.41	$8.22	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$7.85	1.56%
Class R6
Actual	$1,000.00	$1,113.43	$4.66	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.45	0.88%
Administrator Class
Actual	$1,000.00	$1,111.63	$6.32	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,113.04	$4.95	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73	0.94%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2017	Wells Fargo Special Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 91.79%

Consumer Discretionary: 8.51%

Diversified Consumer Services: 0.21%
Liberty Tax Incorporated «	278,747	$3,972,145

Hotels, Restaurants & Leisure: 3.62%
Denny’s Corporation †	1,922,018	23,775,363
DineEquity Incorporated	461,645	25,122,721
Ruby Tuesday Incorporated †	852,300	2,394,963
The Wendy’s Company	1,374,400	18,705,584

		69,998,631

Household Durables: 1.70%
Dixie Group Incorporated †	701,235	2,524,446
Helen of Troy Limited †	322,500	30,379,500

		32,903,946

Leisure Products: 0.15%
Vista Outdoor Incorporated †	138,200	2,845,538

Media: 1.26%
A.H. Belo Corporation Class A (l)	1,289,840	7,932,516
Gannett Company Incorporated	703,721	5,897,182
New Media Investment Group Incorporated	748,943	10,642,480

		24,472,178

Specialty Retail: 1.17%
Christopher & Banks Corporation «†	1,017,848	1,506,415
Guess? Incorporated «	942,550	10,509,433
The Buckle Incorporated «	573,100	10,659,660

		22,675,508

Textiles, Apparel & Luxury Goods: 0.40%
Delta Apparel Incorporated †(l)	440,392	7,764,111

Consumer Staples: 7.75%

Beverages: 0.85%
Cott Corporation «	1,334,200	16,490,712

Food & Staples Retailing: 0.43%
SUPERVALU Incorporated †	2,147,223	8,288,281

Food Products: 4.18%
Lamb Weston Holdings Incorporated	371,200	15,612,672
Nomad Foods Limited †	1,655,500	18,955,475
Snyders Lance Incorporated	204,085	8,226,666
TreeHouse Foods Incorporated †	449,585	38,061,866

		80,856,679

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2017

Security name	Shares	Value

Household Products: 2.29%
Central Garden & Pet Company «†	500,994	$18,571,848
Energizer Holdings Incorporated	189,800	10,581,350
HRG Group Incorporated †	777,200	15,015,504

		44,168,702

Energy: 4.82%

Energy Equipment & Services: 2.59%
Atwood Oceanics Incorporated «†	528,677	5,038,292
CARBO Ceramics Incorporated «†	534,395	6,968,511
Oil States International Incorporated †	365,600	12,119,640
Patterson-UTI Energy Incorporated	688,500	16,709,895
Tetra Technologies Incorporated †	2,266,300	9,223,841

		50,060,179

Oil, Gas & Consumable Fuels: 2.23%
QEP Resources Incorporated †	817,500	10,390,425
Whiting Petroleum Corporation †	1,195,500	11,309,430
WPX Energy Incorporated †	1,602,068	21,451,691

		43,151,546

Financials: 17.46%

Banks: 7.96%
Associated Banc-Corp	935,200	22,818,880
First Citizens BancShares Corporation Class A	119,119	39,948,939
Hancock Holding Company	483,500	22,023,425
Renasant Corporation	369,668	14,672,123
TCF Financial Corporation	1,316,536	22,407,443
UMB Financial Corporation	425,886	32,073,475

		153,944,285

Capital Markets: 2.95%
Apollo Investment Corporation «	1,494,066	9,801,073
Artisan Partners Asset Management Incorporated Class A	676,201	18,663,148
New Mountain Finance Corporation	622,100	9,269,290
Westwood Holdings Group Incorporated	361,527	19,309,157

		57,042,668

Insurance: 5.80%
Allied World Assurance Company	335,200	17,799,120
Brown & Brown Incorporated	532,500	22,215,900
ProAssurance Corporation	448,374	27,014,534
Stewart Information Services Corporation	374,700	16,554,246
Validus Holdings Limited	506,500	28,561,535

		112,145,335

Mortgage REITs: 0.75%
Apollo Commercial Real Estate Finance Incorporated	773,837	14,555,874

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Special Small Cap Value Fund	13

Security name	Shares	Value

Health Care: 6.45%

Health Care Equipment & Supplies: 3.59%
Analogic Corporation	424,999	$32,257,424
Haemonetics Corporation †	461,000	18,702,770
Halyard Health Incorporated †	84,300	3,210,987
Steris plc	219,500	15,246,470

		69,417,651

Health Care Providers & Services: 1.61%
Owens & Minor Incorporated	329,100	11,386,860
Patterson Companies Incorporated	437,200	19,774,556

		31,161,416

Life Sciences Tools & Services: 0.47%
PAREXEL International Corporation †	142,400	8,986,864

Pharmaceuticals: 0.78%
Innoviva Incorporated «†	1,096,002	15,157,708

Industrials: 18.92%

Building Products: 3.02%
CSW Industrials Incorporated †	535,400	19,649,180
Simpson Manufacturing Company Incorporated	897,095	38,655,824

		58,305,004

Commercial Services & Supplies: 5.15%
ACCO Brands Corporation †	1,058,611	13,920,735
Brady Corporation Class A	270,674	10,461,550
Deluxe Corporation	310,800	22,430,436
Ennis Incorporated (l)	1,285,320	21,850,440
LSC Communications Incorporated	503,224	12,661,116
Viad Corporation	405,850	18,344,420

		99,668,697

Electrical Equipment: 1.24%
Atkore International Incorporated †	369,892	9,720,762
EnerSys	180,935	14,283,009

		24,003,771

Machinery: 7.77%
Douglas Dynamics Incorporated	772,800	23,686,320
ESCO Technologies Incorporated	177,104	10,289,742
Franklin Electric Company Incorporated	739,636	31,841,330
Hillenbrand Incorporated	545,944	19,572,092
Kadant Incorporated	508,862	30,200,960
Mueller Industries Incorporated	1,012,255	34,649,489

		150,239,933

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2017

Security name	Shares	Value

Professional Services: 1.74%
Korn/Ferry International	1,071,132	$33,729,947

Information Technology: 11.64%

Communications Equipment: 0.91%
NETGEAR Incorporated †	355,502	17,615,124

Electronic Equipment, Instruments & Components: 5.55%
AVX Corporation	841,400	13,782,132
Badger Meter Incorporated	344,110	12,646,043
Jabil Circuit Incorporated	224,300	6,486,756
Novanta Incorporated †	1,389,845	36,900,385
Orbotech Limited †	450,630	14,532,818
Vishay Intertechnology Incorporated	1,395,501	22,955,991

		107,304,125

IT Services: 3.50%
Conduent Incorporated †	899,200	15,088,576
DST Systems Incorporated	281,800	34,520,500
Sykes Enterprises Incorporated †	613,900	18,048,660

		67,657,736

Semiconductors & Semiconductor Equipment: 0.77%
DSP Group Incorporated †	520,615	6,247,380
Exar Corporation †	670,283	8,720,382

		14,967,762

Software: 0.84%
ACI Worldwide Incorporated †	336,752	7,203,125
Progress Software Corporation	309,706	8,996,959

		16,200,084

Technology Hardware, Storage & Peripherals: 0.07%
Glassbridge Enterprises Incorporated †(l)	305,221	1,471,165

Materials: 11.76%

Chemicals: 5.07%
A. Schulman Incorporated	365,258	11,487,364
Innospec Incorporated	500,814	32,427,707
PolyOne Corporation	355,500	12,118,995
Quaker Chemical Corporation	160,090	21,077,449
Sensient Technologies Corporation	263,300	20,869,158

		97,980,673

Construction Materials: 1.58%
Eagle Materials Incorporated	314,200	30,521,388

Containers & Packaging: 1.50%
Silgan Holdings Incorporated	489,371	29,049,063

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Special Small Cap Value Fund	15

Security name			Shares	Value

Metals & Mining: 0.75%
Compass Minerals International Incorporated «			213,700	$14,499,545

Paper & Forest Products: 2.86%
Neenah Paper Incorporated			486,220	36,320,634
Schweitzer-Mauduit International Incorporated			459,887	19,048,520

				55,369,154

Real Estate: 2.75%

Equity REITs: 2.75%
Gramercy Property Trust Incorporated			737,338	19,391,989
LaSalle Hotel Properties			786,200	22,760,490
Washington Real Estate Investment Trust			352,757	11,034,239

				53,186,718

Telecommunication Services: 0.36%

Diversified Telecommunication Services: 0.36%
Fairpoint Communications Incorporated †			419,500	6,963,700

Utilities: 1.37%

Electric Utilities: 1.37%
Hawaiian Electric Industries Incorporated			795,536	26,499,295

Total Common Stocks (Cost $1,521,992,246)				1,775,292,841

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 0.26%

Industrials: 0.26%

Machinery: 0.26%
Mueller Industries Incorporated	6.00%	3-1-2027	$5,037,000	4,999,223

Total Corporate Bonds and Notes (Cost $5,037,000)				4,999,223

			Shares
Exchange-Traded Funds: 0.25%
iShares Russell Midcap Value Index ETF			59,542	4,941,391

Total Exchange-Traded Funds (Cost $4,653,356)				4,941,391

	Dividend yield
Preferred Stocks: 0.52%

Financials: 0.52%

Diversified Financial Services: 0.52%
Steel Partners Holdings LP	0.67		453,550	10,091,488

Total Preferred Stocks (Cost $11,398,217)				10,091,488

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2017

Security name	Yield	Shares	Value

Short-Term Investments: 9.18%

Investment Companies: 9.18%
Securities Lending Cash Investment LLC (l)(r)(u)	0.98%	48,035,648	$48,040,452
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.63	129,441,277	129,441,277

Total Short-Term Investments (Cost $177,478,573)			177,481,729

Total investments in securities (Cost $1,720,559,392) *	102.00%	1,972,806,672
Other assets and liabilities, net	(2.00)	(38,744,581)

Total net assets	100.00%	$1,934,062,091

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,732,164,687 and unrealized gains (losses) consists of:

Gross unrealized gains	$330,175,517
Gross unrealized losses	(89,533,532)

Net unrealized gains	$240,641,985

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2017	Wells Fargo Special Small Cap Value Fund	17

Assets
Investments
In unaffiliated securities (including $46,599,769 of securities loaned), at value (cost $1,478,439,028)	$1,756,306,711
In affiliated securities, at value (cost $242,120,364)	216,499,961

Total investments, at value (cost $1,720,559,392)	1,972,806,672
Receivable for investments sold	273,008
Receivable for Fund shares sold	15,598,087
Receivable for dividends and interest	2,828,063
Receivable for securities lending income	33,465
Prepaid expenses and other assets	139,911

Total assets	1,991,679,206

Liabilities
Payable for investments purchased	4,868,842
Payable for Fund shares redeemed	2,661,083
Payable upon receipt of securities loaned	48,035,554
Management fee payable	1,363,429
Distribution fees payable	41,048
Administration fees payable	253,733
Accrued expenses and other liabilities	393,426

Total liabilities	57,617,115

Total net assets	$1,934,062,091

NET ASSETS CONSIST OF
Paid-in capital	$1,647,697,238
Undistributed net investment income	10,432,382
Accumulated net realized gains on investments	23,685,191
Net unrealized gains on investments	252,247,280

Total net assets	$1,934,062,091

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$575,269,454
Shares outstanding – Class A1	17,353,100
Net asset value per share – Class A	$33.15
Maximum offering price per share – Class A2	$35.17
Net assets – Class B	$342,148
Shares outstanding – Class B1	11,387
Net asset value per share – Class B	$30.05
Net assets – Class C	$60,309,080
Shares outstanding – Class C1	1,997,610
Net asset value per share – Class C	$30.19
Net assets – Class R	$785,448
Shares outstanding – Class R1	23,287
Net asset value per share – Class R	$33.73
Net assets – Class R6	$176,361,838
Shares outstanding – Class R6[1]	5,198,335
Net asset value per share – Class R6	$33.93
Net assets – Administrator Class	$199,262,139
Shares outstanding – Administrator Class[1]	5,877,441
Net asset value per share – Administrator Class	$33.90
Net assets – Institutional Class	$921,731,984
Shares outstanding – Institutional Class[1]	27,156,188
Net asset value per share – Institutional Class	$33.94

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Special Small Cap Value Fund	Statement of operations—year ended March 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $27,362)	$31,441,611
Interest	20,148
Income from affiliated securities	2,027,772
Securities lending income, net	468,354

Total investment income	33,957,885

Expenses
Management fee	10,730,420
Administration fees
Class A	1,066,252
Class B	1,831
Class C	105,519
Class R	487
Class R6	28,795
Administrator Class	191,434
Institutional Class	640,542
Shareholder servicing fees
Class A	1,269,348
Class B	2,180
Class C	125,618
Class R	580
Administrator Class	366,531
Distribution fees
Class B	6,540
Class C	376,854
Class R	580
Custody and accounting fees	89,772
Professional fees	49,912
Registration fees	113,142
Shareholder report expenses	101,259
Trustees’ fees and expenses	75,875
Other fees and expenses	16,508

Total expenses	15,359,979
Less: Fee waivers and/or expense reimbursements	(332,155)

Net expenses	15,027,824

Net investment income	18,930,061

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	56,936,585
Affiliated securities	1,520

Net realized gains on investments	56,938,105

Net change in unrealized gains (losses) on:
Unaffiliated securities	181,920,587
Affiliated securities	(1,422,173)

Net change in unrealized gains (losses) on investments	180,498,414

Net realized and unrealized gains (losses) on investments	237,436,519

Net increase in net assets resulting from operations	$256,366,580

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Special Small Cap Value Fund	19

	Year ended March 31, 2017		Year ended March 31, 2016

Operations
Net investment income		$18,930,061		$6,261,146
Net realized gains on investments		56,938,105		22,808,664
Net change in unrealized gains (losses) on investments		180,498,414		(55,230,700)

Net increase (decrease) in net assets resulting from operations		256,366,580		(26,160,890)

Distributions to shareholders from
Net investment income
Class A		(3,100,647)		(2,938,290)
Class R		(1,857)		(265)[1]
Class R6		(1,263,592)		(217,106)
Administrator Class		(1,252,758)		(835,904)
Institutional Class		(4,942,668)		(2,207,665)
Net realized gains
Class A		(9,755,571)		(6,366,306)
Class B		(14,723)		(27,232)
Class C		(1,021,360)		(685,591)
Class R		(4,214)		(393)[1]
Class R6		(2,330,686)		(270,846)
Administrator Class		(3,021,363)		(1,261,351)
Institutional Class		(9,439,217)		(2,891,540)

Total distributions to shareholders		(36,148,656)		(17,702,489)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,332,575	198,916,138	2,676,891	72,673,241
Class B	753	22,742	311	7,784
Class C	671,919	19,355,935	213,185	5,190,192
Class R	23,263	763,546	936 [1]	24,829 [1]
Class R6	4,344,349	138,461,632	1,344,998	37,189,066
Administrator Class	4,235,478	132,626,330	2,198,004	61,025,708
Institutional Class	23,307,034	756,707,717	4,632,711	126,970,664

		1,246,854,040		303,081,484

Reinvestment of distributions
Class A	368,285	12,346,246	341,445	9,032,174
Class B	435	13,247	1,077	25,725
Class C	29,455	902,197	25,222	605,329
Class R	178	6,071	24 [1]	658 [1]
Class R6	104,957	3,594,278	18,009	487,952
Administrator Class	122,938	4,212,480	76,324	2,067,731
Institutional Class	352,682	12,086,229	143,387	3,887,014

		33,160,748		16,106,583

Payment for shares redeemed
Class A	(4,570,348)	(144,377,311)	(3,135,092)	(84,541,811)
Class B	(40,390)	(1,132,998)	(53,053)	(1,328,642)
Class C	(320,882)	(9,162,909)	(274,875)	(6,736,107)
Class R	(1,114)	(37,538)	0 [1]	0 [1]
Class R6	(548,575)	(18,002,089)	(66,301)	(1,738,734)
Administrator Class	(1,872,525)	(58,288,811)	(1,223,745)	(34,959,438)
Institutional Class	(5,644,752)	(181,693,370)	(1,981,648)	(55,623,071)

		(412,695,026)		(184,927,803)

Net increase in net assets resulting from capital share transactions		867,319,762		134,260,264

Total increase in net assets		1,087,537,686		90,396,885

Net assets
Beginning of period		846,524,405		756,127,520

End of period		$1,934,062,091		$846,524,405

Undistributed net investment income		$10,432,382		$2,063,843

[1]	For the period from September 30, 2015 (commencement of class operations) to March 31, 2016.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS A	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$27.40	$29.27	$32.59	$31.35	$22.97	$20.97
Net investment income (loss)	0.35 [2]	0.20	0.26	0.10	(0.01)[2]	(0.05)
Net realized and unrealized gains (losses) on investments	6.15	(1.46)	1.81	3.14	8.37	2.05

Total from investment operations	6.50	(1.26)	2.07	3.24	8.38	2.00
Distributions to shareholders from
Net investment income	(0.18)	(0.19)	(0.21)	(0.03)	0.00	0.00
Net realized gains	(0.57)	(0.42)	(5.18)	(1.97)	0.00	0.00

Total distributions to shareholders	(0.75)	(0.61)	(5.39)	(2.00)	0.00	0.00
Net asset value, end of period	$33.15	$27.40	$29.27	$32.59	$31.35	$22.97
Total return[3]	23.69%	(4.21)%	7.56%	10.74%	36.48%	9.54%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.36%	1.39%	1.41%	1.40%	1.38%
Net expenses	1.32%	1.34%	1.34%	1.34%	1.34%	1.34%
Net investment income (loss)	1.14%	0.73%	0.90%	0.75%	(0.04)%	(0.16)%
Supplemental data
Portfolio turnover rate	51%	46%	79%	37%	65%	69%
Net assets, end of period (000s omitted)	$575,269	$417,161	$448,980	$429,089	$409,557	$366,320

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31
CLASS B	2017		2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$24.94		$26.69	$30.19	$29.23	$21.58	$19.85
Net investment income (loss)	0.00	[2],3	(0.02)[2]	0.03 [2]	0.00 [2,3]	(0.16)[2]	(0.19)[2]
Net realized and unrealized gains (losses) on investments	5.68		(1.31)	1.65	2.93	7.81	1.92

Total from investment operations	5.68		(1.33)	1.68	2.93	7.65	1.73
Distributions to shareholders from
Net realized gains	(0.57)		(0.42)	(5.18)	(1.97)	0.00	0.00
Net asset value, end of period	$30.05		$24.94	$26.69	$30.19	$29.23	$21.58
Total return[4]	22.73%		(4.92)%	6.76%	10.42%	35.45%	8.72%
Ratios to average net assets (annualized)
Gross expenses	2.08%		2.11%	2.14%	2.16%	2.14%	2.12%
Net expenses	2.07%		2.09%	2.09%	2.09%	2.09%	2.09%
Net investment income (loss)	0.01%		(0.08)%	0.09%	0.02%	(0.64)%	(0.89)%
Supplemental data
Portfolio turnover rate	51%		46%	79%	37%	65%	69%
Net assets, end of period (000s omitted)	$342		$1,262	$2,729	$4,224	$4,770	$9,171

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS C	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$25.05	$26.81	$30.31	$29.34	$21.66	$19.92
Net investment income (loss)	0.12 [2]	(0.03)	0.04 [2]	0.00 [2,3]	(0.18)[2]	(0.19)[2]
Net realized and unrealized gains (losses) on investments	5.59	(1.31)	1.65	2.94	7.86	1.93

Total from investment operations	5.71	(1.34)	1.69	2.94	7.68	1.74
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	0.00	0.00	0.00
Net realized gains	(0.57)	(0.42)	(5.18)	(1.97)	0.00	0.00

Total distributions to shareholders	(0.57)	(0.42)	(5.19)	(1.97)	0.00	0.00
Net asset value, end of period	$30.19	$25.05	$26.81	$30.31	$29.34	$21.66
Total return[4]	22.75%	(4.93)%	6.75%	10.42%	35.46%	8.73%
Ratios to average net assets (annualized)
Gross expenses	2.07%	2.11%	2.14%	2.16%	2.15%	2.13%
Net expenses	2.07%	2.09%	2.09%	2.09%	2.09%	2.09%
Net investment income (loss)	0.42%	(0.02)%	0.15%	0.00%	(0.71)%	(0.91)%
Supplemental data
Portfolio turnover rate	51%	46%	79%	37%	65%	69%
Net assets, end of period (000s omitted)	$60,309	$40,512	$44,327	$42,816	$39,620	$33,478

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R	2017	2016[1]
Net asset value, beginning of period	$27.97	$26.72
Net investment income	0.63 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	5.94	1.87

Total from investment operations	6.57	1.95
Distributions to shareholders from
Net investment income	(0.24)	(0.28)
Net realized gains	(0.57)	(0.42)

Total distributions to shareholders	(0.81)	(0.70)
Net asset value, end of period	$33.73	$27.97
Total return[3]	23.47%	7.40%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.59%
Net expenses	1.56%	1.58%
Net investment income	1.86%	0.56%
Supplemental data
Portfolio turnover rate	51%	46%
Net assets, end of period (000s omitted)	$785	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to March 31, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R6	2017	2016	2015[1]
Net asset value, beginning of period	$28.01	$29.91	$33.38
Net investment income	0.61 [2]	0.39	0.26 [2]
Net realized and unrealized gains (losses) on investments	6.18	(1.54)	1.80

Total from investment operations	6.79	(1.15)	2.06
Distributions to shareholders from
Net investment income	(0.30)	(0.33)	(0.35)
Net realized gains	(0.57)	(0.42)	(5.18)

Total distributions to shareholders	(0.87)	(0.75)	(5.53)
Net asset value, end of period	$33.93	$28.01	$29.91
Total return[3]	24.22%	(3.74)%	7.42%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.93%	0.89%
Net expenses	0.89%	0.89%	0.89%
Net investment income	1.87%	1.56%	2.19%
Supplemental data
Portfolio turnover rate	51%	46%	79%
Net assets, end of period (000s omitted)	$176,362	$36,344	$27

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	25

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$28.02	$29.94	$33.21	$31.85	$23.28	$21.21
Net investment income	0.44 [2]	0.26 [2]	0.35 [2]	0.14 [2]	0.08 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	6.24	(1.49)	1.83	3.21	8.49	2.05

Total from investment operations	6.68	(1.23)	2.18	3.35	8.57	2.07
Distributions to shareholders from
Net investment income	(0.23)	(0.27)	(0.27)	(0.02)	(0.00)[3]	0.00
Net realized gains	(0.57)	(0.42)	(5.18)	(1.97)	0.00	0.00

Total distributions to shareholders	(0.80)	(0.69)	(5.45)	(1.99)	(0.00)[3]	0.00
Net asset value, end of period	$33.90	$28.02	$29.94	$33.21	$31.85	$23.28
Total return[4]	23.82%	(4.01)%	7.78%	10.91%	36.82%	9.76%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.26%	1.23%	1.24%	1.23%	1.22%
Net expenses	1.20%	1.17%	1.09%	1.09%	1.09%	1.09%
Net investment income	1.36%	0.95%	1.10%	1.04%	0.30%	0.10%
Supplemental data
Portfolio turnover rate	51%	46%	79%	37%	65%	69%
Net assets, end of period (000s omitted)	$199,262	$95,030	$70,100	$78,563	$96,940	$232,283

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$28.03	$29.93	$33.21	$31.94	$23.36	$21.24
Net investment income	0.60 [2]	0.30	0.43 [2]	0.15	0.10	0.05 [2]
Net realized and unrealized gains (losses) on investments	6.17	(1.46)	1.80	3.22	8.53	2.07

Total from investment operations	6.77	(1.16)	2.23	3.37	8.63	2.12
Distributions to shareholders from
Net investment income	(0.29)	(0.32)	(0.33)	(0.13)	(0.05)	0.00
Net realized gains	(0.57)	(0.42)	(5.18)	(1.97)	0.00	0.00

Total distributions to shareholders	(0.86)	(0.74)	(5.51)	(2.10)	(0.05)	0.00
Net asset value, end of period	$33.94	$28.03	$29.93	$33.21	$31.94	$23.36
Total return[3]	24.13%	(3.79)%	7.96%	10.97%	37.02%	9.98%
Ratios to average net assets (annualized)
Gross expenses	0.99%	1.01%	0.96%	0.98%	0.97%	0.95%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.86%	1.17%	1.36%	1.15%	0.42%	0.21%
Supplemental data
Portfolio turnover rate	51%	46%	79%	37%	65%	69%
Net assets, end of period (000s omitted)	$921,732	$256,190	$189,965	$146,162	$138,638	$88,067

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

28	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	29
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$164,632,057	$0	$0	$164,632,057
Consumer staples	149,804,374	0	0	149,804,374
Energy	93,211,725	0	0	93,211,725
Financials	337,688,162	0	0	337,688,162
Health care	124,723,639	0	0	124,723,639
Industrials	365,947,352	0	0	365,947,352
Information technology	225,215,996	0	0	225,215,996
Materials	227,419,823	0	0	227,419,823
Real estate	53,186,718	0	0	53,186,718
Telecommunication services	6,963,700	0	0	6,963,700
Utilities	26,499,295	0	0	26,499,295

Corporate bonds and notes	0	4,999,223	0	4,999,223

Exchange-traded funds	4,941,391	0	0	4,941,391

Preferred stocks
Financials	10,091,488	0	0	10,091,488

Short term investments
Investment companies	129,441,277	0	0	129,441,277
Investments measured at net asset value*				48,040,452
Total assets	$1,919,766,997	$4,999,223	$0	$1,972,806,672

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $48,040,452 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2017, the management fee was equivalent to an annual rate of 0.83% of the Fund’s average daily net assets.

30	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.34% for Class A shares, 2.09% for Class B shares, 2.09% for Class C shares, 1.59% for Class R shares, 0.89% for Class R6 shares, 1.20% for Administrator Class shares, and 0.94% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended March 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $15,132 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $23,350 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2017, Funds Distributor received $41,902 from the sale of Class A shares and $229 in contingent deferred sales charges from redemptions of Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2017 were $1,455,742,935 and $627,935,557, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	31

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized losses
A.H. Belo Corporation Class A	939,929	349,911	0	1,289,840	$7,932,516	$267,573	$0
Delta Apparel Incorporated	248,339	192,053	0	440,392	7,764,111	0	0
Ennis Incorporated	0	1,285,320	0	1,285,320	21,850,440	1,330,352	0
Glassbridge Enterprises Incorporated	0	305,223	2	305,221	1,471,165	0	(222)
Imation Corporation*	1,929,730	1,122,488	3,052,218	0	0	0	0
						$1,597,925	$(222)

*	No longer an affiliate of the Fund at the end of the period.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2017 and March 31, 2016 were as follows:

	Year ended March 31
	2017	2016
Ordinary income	$20,122,971	$6,199,230
Long-term capital gain	16,025,685	11,503,259

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$26,526,413	$19,233,620	$240,641,985

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a

32	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Special Small Cap Value Fund	33

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Special Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, the period from November 1, 2013 to March 31, 2014, and each of the years in the two-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Special Small Cap Value Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2017

34	Wells Fargo Special Small Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 63.03% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $16,025,685 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $13,018,649 of income dividends paid during the fiscal year ended March 31, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2017, $9,561,449 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended March 31, 2017, $107,165 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Special Small Cap Value Fund	35

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

36	Wells Fargo Special Small Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.
[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Special Small Cap Value Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

302876 05-17 A246/AR246 03-17

Annual Report

March 31, 2017

Wells Fargo Traditional Small Cap Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Traditional Small Cap Growth Fund for the 12-month period that ended March 31, 2017. Despite heightened market volatility at times, global stocks delivered double-digit results overall. U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	3

low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

Globally, stocks delivered positive results and economies showed some improvement in the first quarter of 2017.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up during the quarter. Along with the pickup in inflation, investors appeared to shift from a mindset of very gradual interest-rate increases by the Fed to an anticipation of three or four increases in 2017. The first of these occurred in March; Fed officials raised their short-term target rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets. Thus far in 2017, emerging markets overall have benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market, despite investors’ concern over uncertainties such as the potential impact of an upcoming election in France; a contender for president of France, Marine Le Pen, favored exiting the European Union, which could potentially destabilize or topple the organization.

4	Wells Fargo Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Traditional Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Alexi Makkas

Average annual total returns (%) as of March 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EGWAX)	6-5-1995	13.15	7.96	5.96	20.10	9.25	6.59	1.48	1.33
Class C (EGWCX)	7-30-2010	18.26	8.44	5.80	19.26	8.44	5.80	2.23	2.08
Administrator Class (EGWDX)	7-30-2010	–	–	–	20.56	9.45	6.73	1.40	1.20
Institutional Class (EGRYX)	11-19-1997	–	–	–	20.62	9.64	6.94	1.15	0.98
Russell 2000® Growth Index[4]	–	–	–	–	23.03	12.10	8.06	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	7

Growth of $10,000 investment as of March 31, 2017[5]

[1]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Growth Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through July 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

8	Wells Fargo Traditional Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended March 31, 2017.

∎	Relative weakness within the industrials sector and an underweight to the materials sector weighed on the Fund’s performance.

∎	Holdings within the financials and consumer staples sectors generated strong relative performance; an underweight to the real estate sector also contributed positively. In addition, the Fund benefited from merger and acquisition (M&A) activity by several holdings.

The U.S. experienced steady economic growth and favorable stock-market results despite some increased volatility.

While 2016 continued to see steady but low economic growth, several macroeconomic factors contributed to periods of increased market volatility. While the U.K.’s Brexit decision ultimately proved to be a short-term issue, certain Fund holdings were negatively affected due to U.K. and European exposures. The U.S. presidential election contributed significantly to optimism for accelerated economic growth, a more efficient tax system, and fiscal stimulus. The Fund’s underweights to cyclicals in the industrials and materials sectors detracted from performance in the weeks following the election. However, as expectations and interest rates normalized, investors searched for sustainable growth. This shift began a period of relative outperformance for the Fund that continued through the end of the reporting period

The number of Fund holdings increased during the period.

While the Fund did not undergo major strategic changes, we did increase the number of holdings, which corresponded with small sector-weight changes. In an effort to reduce overall volatility and stock-specific risk in biotech/pharmaceuticals, we increased the number of positions and reduced sizing in these industries. We also added new positions in consumer and mortgage finance: Green Dot Corporation and LendingTree, Incorporated. These additions, coupled with Heartland Financial USA, Incorporated, in the banking industry, increased the Fund’s overall overweight to financials during the period. We also increased the Fund’s exposure to the consumer-experiences trend that we had identified earlier, with new positions in Cedar Fair, L.P., and Boyd Gaming Corporation. These new positions helped take the Fund’s slight consumer discretionary underweight to a small overweight.

The Fund’s weightings in the materials and industrials sectors detracted from performance.

The main contributing factor to underperformance was the Fund’s general underweight to economic cyclical growth. We maintained an underweight to the materials sector and to cyclical industries, such as construction and engineering, within the industrials sector for much of 2016. As economic data began to improve into and beyond the presidential election, the negative impact of the Fund’s underweights became more pronounced. Also, two industrials holdings—Echo Global Logistics, Incorporated, and Mobile Mini, Incorporated—experienced growth pressure during the reporting period. Echo Global, a provider of transportation logistics, was pressured by adverse rates for much of the period while Mobile Mini, which offers portable storage solutions, was negatively affected by internal sales inefficiencies. As economic data continued to improve into the fourth quarter of 2016, optimism around potential fiscal stimulus and infrastructure spending accelerated further. We decided not to chase the cyclical momentum, and this created a headwind for the Fund’s performance.

Multiple contributors benefited Fund performance.

Last year saw continued M&A activity, especially in small caps. Several of the Fund’s holdings were acquired for various reasons. Krispy Kreme Doughnuts, Incorporated*, was bought by JAB Holdings, the owner of coffee-related brands such as Keurig, Peet’s Coffee & Tea, and Caribou Coffee, which continued to build out its portfolio of coffee brands. Imprivata, Incorporated*, was acquired by private-equity firm Thoma Bravo, and Fleetmatics Group PLC* and ZELTIQ Aesthetics, Incorporated, both were acquired by larger companies looking to increase product offerings and accelerate growth. While banks were a strongly performing industry within the financials sector, the Fund’s holdings in niche consumer growth areas contributed to performance. Both Green Dot Corporation and LendingTree, Incorporated, have been benefiting from a broad consumer migration to alternative sources of banking, loans, and payments. We also began to

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	9

see our patience in Freshpet, Incorporated, pay off as the impact of new management and a new strategy began to be reflected in the stock. Finally, the Fund’s underweight to the real estate sector contributed strongly as interest rates began to normalize by the end of 2016.

We remain optimistic and careful.

Following a year of strong returns for small-cap growth stocks, we remain optimistic regarding the potential for accelerating economic growth but cautious about what currently may be reflected in stock prices. Our approach leads us to companies that we believe may deliver sustainable and self-funded earnings growth, which we believe may be positioned to perform well in an environment of interest-rate normalization and potential pro-growth policy changes from the new administration. We are constantly balancing earnings potential with valuations as we are aware of the risks associated with growth that is somewhat dependent on government action. The Fund’s underweight to cyclical growth continues to be a potential risk if the more economically sensitive industries experience a sharp and sustained move higher that is driven by fiscal stimulus.

Ten largest holdings (%) as of March 31, 2017[6]
Euronet Worldwide Incorporated	3.75
Blackhawk Network Incorporated	3.03
WageWorks Incorporated	2.70
Boyd Gaming Corporation	2.66
Methode Electronics Incorporated	2.50
AMN Healthcare Services Incorporated	2.45
Deluxe Corporation	2.38
Generac Holdings Incorporated	2.33
EPAM Systems Incorporated	2.32
Franklin Electric Company Incorporated	2.24

Sector distribution as of March 31, 2017[7]

Please see footnotes on page 7.

10	Wells Fargo Traditional Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2016	Ending account value 3-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,096.33	$6.95	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69	1.33%
Class C
Actual	$1,000.00	$1,092.31	$10.85	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.56	$10.45	2.08%
Administrator Class
Actual	$1,000.00	$1,098.90	$6.28	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,098.35	$5.13	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94	0.98%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2017	Wells Fargo Traditional Small Cap Growth Fund	11

Security name	Shares	Value

Common Stocks: 94.43%

Consumer Discretionary: 15.62%

Auto Components: 3.53%
Cooper-Standard Holdings Incorporated †	11,000	$1,220,230
Motorcar Parts of America Incorporated †	65,000	1,997,450

		3,217,680

Hotels, Restaurants & Leisure: 9.03%
BJ’s Restaurants Incorporated †	22,500	909,000
Boyd Gaming Corporation †	110,000	2,421,100
Cedar Fair Entertainment Company	30,000	2,034,300
ClubCorp Holdings Incorporated	100,000	1,605,000
Papa John’s International Incorporated	4,000	320,160
Sonic Corporation	15,000	380,400
Zoe’s Kitchen Incorporated «†	30,000	555,000

		8,224,960

Internet & Direct Marketing Retail: 1.06%
Shutterfly Incorporated †	20,000	965,800

Leisure Products: 2.00%
Nautilus Group Incorporated †	100,000	1,825,000

Consumer Staples: 1.51%

Food Products: 1.51%
Freshpet Incorporated «†	125,000	1,375,000

Energy: 0.59%

Energy Equipment & Services: 0.59%
Aspen Aerogels Incorporated †	130,000	539,500

Financials: 8.79%

Banks: 1.92%
Heartland Financial USA Incorporated	35,000	1,748,250

Consumer Finance: 2.20%
Green Dot Corporation Class A †	60,000	2,001,600

Insurance: 2.03%
Stewart Information Services Corporation	42,000	1,855,560

Thrifts & Mortgage Finance: 2.64%
Bofi Holding Incorporated «†	44,000	1,149,720
LendingTree Incorporated «†	10,000	1,253,500

		2,403,220

Health Care: 18.32%

Biotechnology: 3.20%
ACADIA Pharmaceuticals Incorporated «†	7,500	257,850
Emergent BioSolutions Incorporated	15,000	435,600

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2017

Security name	Shares	Value

Biotechnology (continued)
Ligand Pharmaceuticals Incorporated «†	12,000	$1,270,080
Repligen Corporation †	27,000	950,400

		2,913,930

Health Care Equipment & Supplies: 4.59%
Globus Medical Incorporated †	23,000	681,260
Halyard Health Incorporated †	20,000	761,800
Inogen Incorporated †	13,000	1,008,280
NxStage Medical Incorporated †	17,000	456,110
Zeltiq Aesthetics Incorporated †	23,000	1,279,030

		4,186,480

Health Care Providers & Services: 4.01%
AMN Healthcare Services Incorporated †	55,000	2,233,000
Ensign Group Incorporated	46,800	879,840
LHC Group Incorporated †	10,000	539,000
UnitedHealth Group Incorporated	1	102

		3,651,942

Health Care Technology: 1.27%
Medidata Solutions Incorporated †	20,000	1,153,800

Life Sciences Tools & Services: 3.18%
Charles River Laboratories International Incorporated †	22,000	1,978,900
INC Research Holdings Incorporated Class A †	20,000	917,000

		2,895,900

Pharmaceuticals: 2.07%
Horizon Pharma plc †	35,000	517,300
Intersect ENT Incorporated †	45,000	771,750
TherapeuticsMD Incorporated «†	83,700	602,640

		1,891,690

Industrials: 16.74%

Air Freight & Logistics: 0.70%
Echo Global Logistics Incorporated †	30,000	640,500

Commercial Services & Supplies: 5.17%
Deluxe Corporation	30,000	2,165,100
Healthcare Services Group Incorporated	45,000	1,939,050
Mobile Mini Incorporated	20,000	610,000

		4,714,150

Electrical Equipment: 2.33%
Generac Holdings Incorporated †	57,000	2,124,960

Machinery: 3.82%
Astec Industries Incorporated	12,000	737,940
Franklin Electric Company Incorporated	47,500	2,044,875

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Traditional Small Cap Growth Fund	13

Security name	Shares	Value

Machinery (continued)
Rexnord Corporation †	30,000	$692,400

		3,475,215

Professional Services: 2.70%
WageWorks Incorporated †	34,020	2,459,646

Trading Companies & Distributors: 2.02%
Siteone Landscape Supply Incorporated «†	38,000	1,839,580

Information Technology: 31.16%

Communications Equipment: 1.47%
NETGEAR Incorporated †	27,000	1,337,850

Electronic Equipment, Instruments & Components: 5.08%
II-VI Incorporated †	12,000	432,600
Littelfuse Incorporated	12,000	1,918,920
Methode Electronics Incorporated	50,000	2,280,000

		4,631,520

Internet Software & Services: 3.91%
Cimpress NV «†	17,000	1,465,230
LogMeIn Incorporated	12,000	1,170,000
The Trade Desk Incorporated †	25,000	931,250

		3,566,480

IT Services: 9.44%
Blackhawk Network Incorporated †	68,000	2,760,800
EPAM Systems Incorporated †	28,000	2,114,560
Euronet Worldwide Incorporated †	40,000	3,420,800
WEX Incorporated †	3,000	310,500

		8,606,660

Semiconductors & Semiconductor Equipment: 3.68%
Advanced Energy Industries Incorporated †	10,000	685,600
Integrated Device Technology Incorporated †	38,000	899,460
Monolithic Power Systems Incorporated	10,000	921,000
Xperi Corporation	25,000	848,750

		3,354,810

Software: 7.58%
Bottomline Technologies (de) Incorporated †	30,000	709,500
Ellie Mae Incorporated †	13,000	1,303,510
Guidewire Software Incorporated †	12,000	675,960
PTC Incorporated †	20,000	1,051,000
Rapid7 Incorporated «†	90,000	1,348,200
Silver Spring Networks Incorporated †	120,000	1,354,800
Ultimate Software Group Incorporated †	2,374	463,429

		6,906,399

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2017

Security name		Shares	Value

Materials: 1.70%

Construction Materials: 1.70%
Summit Materials Incorporated Class A †		62,751	$1,550,576

Total Common Stocks (Cost $72,522,563)			86,058,658

Exchange-Traded Funds: 1.75%
SPDR S&P Biotech ETF «		23,000	1,594,820

Total Exchange-Traded Funds (Cost $1,539,672)			1,594,820

	Yield
Short-Term Investments: 16.21%

Investment Companies: 16.21%
Securities Lending Cash Investment LLC (l)(r)(u)	0.98%	11,600,829	11,601,989
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.63	3,170,531	3,170,531

Total Short-Term Investments (Cost $14,771,665)			14,772,520

Total investments in securities (Cost $88,833,900) *	112.39%	102,425,998
Other assets and liabilities, net	(12.39)	(11,293,239)

Total net assets	100.00%	$91,132,759

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $89,394,582 and unrealized gains (losses) consists of:

Gross unrealized gains	$16,071,291
Gross unrealized losses	(3,039,875)

Net unrealized gains	$13,031,416

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2017	Wells Fargo Traditional Small Cap Growth Fund	15

Assets
Investments
In unaffiliated securities (including $11,314,582 of securities loaned), at value (cost $74,062,235)	$87,653,478
In affiliated securities, at value (cost $14,771,665)	14,772,520

Total investments, at value (cost $88,833,900)	102,425,998
Receivable for investments sold	679,496
Receivable for Fund shares sold	260,807
Receivable for dividends	5,705
Receivable for securities lending income	10,018
Prepaid expenses and other assets	24,898

Total assets	103,406,922

Liabilities
Payable for investments purchased	196,260
Payable for Fund shares redeemed	313,258
Payable upon receipt of securities loaned	11,601,000
Management fee payable	55,000
Distribution fee payable	150
Administration fees payable	16,730
Accrued expenses and other liabilities	91,765

Total liabilities	12,274,163

Total net assets	$91,132,759

NET ASSETS CONSIST OF
Paid-in capital	$73,931,548
Accumulated net investment loss	(12,593)
Accumulated net realized gains on investments	3,621,706
Net unrealized gains on investments	13,592,098

Total net assets	$91,132,759

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$82,733,511
Shares outstanding – Class A1	5,873,981
Net asset value per share – Class A	$14.08
Maximum offering price per share – Class A2	$14.94
Net assets – Class C	$225,098
Shares outstanding – Class C1	17,323
Net asset value per share – Class C	$12.99
Net assets – Administrator Class	$173,598
Shares outstanding – Administrator Class[1]	11,105
Net asset value per share – Administrator Class	$15.63
Net assets – Institutional Class	$8,000,552
Shares outstanding – Institutional Class[1]	502,013
Net asset value per share – Institutional Class	$15.94

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Traditional Small Cap Growth Fund	Statement of operations—year ended March 31, 2017

Investment income
Dividends	$397,886
Securities lending income, net	109,561
Income from affiliated securities	14,460

Total investment income	521,907

Expenses
Management fee	795,537
Administration fees
Class A	174,019
Class C	382
Administrator Class	1,956
Institutional Class	11,751
Shareholder servicing fees
Class A	207,165
Class C	455
Administrator Class	3,762
Distribution fee
Class C	1,366
Custody and accounting fees	16,144
Professional fees	51,181
Registration fees	60,243
Shareholder report expenses	33,652
Trustees’ fees and expenses	18,104
Other fees and expenses	6,991

Total expenses	1,382,708
Less: Fee waivers and/or expense reimbursements	(170,157)

Net expenses	1,212,551

Net investment loss	(690,644)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	8,140,680
Affiliated securities	134

Net realized gains on investments	8,140,814

Net change in unrealized gains (losses) on:
Unaffiliated securities	9,694,482
Affiliated securities	855

Net change in unrealized gains (losses) on investments	9,695,337

Net realized and unrealized gains (losses) on investments	17,836,151

Net increase in net assets resulting from operations	$17,145,507

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Traditional Small Cap Growth Fund	17

	Year ended March 31, 2017		Year ended March 31, 2016

Operations
Net investment loss		$(690,644)		$(835,586)
Net realized gains on investments		8,140,814		16,977,555
Net change in unrealized gains (losses) on investments		9,695,337		(32,455,316)

Net increase (decrease) in net assets resulting from operations		17,145,507		(16,313,347)

Distributions to shareholders from
Net realized gains
Class A		(2,281,810)		(21,823,283)
Class C		(5,379)		(43,293)
Administrator Class		(4,301)		(612,282)
Institutional Class		(251,489)		(2,120,374)

Total distributions to shareholders		(2,542,979)		(24,599,232)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	89,073	1,166,255	205,629	2,995,422
Class C	3,789	47,755	3,267	48,895
Administrator Class	6,204	87,459	41,278	790,645
Institutional Class	270,621	4,080,166	170,790	2,840,853

		5,381,635		6,675,815

Reinvestment of distributions
Class A	164,284	2,217,829	1,707,521	20,985,437
Class C	388	4,844	3,346	38,407
Administrator Class	269	4,025	44,979	609,919
Institutional Class	15,888	242,297	128,519	1,773,561

		2,468,995		23,407,324

Payment for shares redeemed
Class A	(1,362,749)	(17,646,891)	(1,788,888)	(27,309,379)
Class C	(1,303)	(15,835)	(5,663)	(84,188)
Administrator Class	(176,884)	(2,575,835)	(65,656)	(1,048,305)
Institutional Class	(447,579)	(6,776,181)	(236,206)	(3,918,807)

		(27,014,742)		(32,360,679)

Net decrease in net assets resulting from capital share transactions		(19,164,112)		(2,277,540)

Total decrease in net assets		(4,561,584)		(43,190,119)

Net assets
Beginning of period		95,694,343		138,884,462

End of period		$91,132,759		$95,694,343

Accumulated net investment loss		$(12,593)		$(147,798)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS A	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$12.05	$18.04	$20.37	$23.11	$17.08	$15.31
Net investment loss	(0.10)[2]	(0.12)[2]	(0.18)	(0.09)[2]	(0.11)[2]	(0.11)[2]
Net realized and unrealized gains (losses) on investments	2.51	(2.13)	1.33	0.96	6.34	1.88

Total from investment operations	2.41	(2.25)	1.15	0.87	6.23	1.77
Distributions to shareholders from
Net realized gains	(0.38)	(3.74)	(3.48)	(3.61)	(0.20)	0.00
Net asset value, end of period	$14.08	$12.05	$18.04	$20.37	$23.11	$17.08
Total return[3]	20.10%	(12.86)%	6.77%	4.14%	36.98%	11.56%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.50%	1.47%	1.54%	1.48%	1.48%
Net expenses	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Net investment loss	(0.77)%	(0.74)%	(0.87)%	(1.04)%	(0.58)%	(0.69)%
Supplemental data
Portfolio turnover rate	113%	123%	73%	36%	77%	57%
Net assets, end of period (000s omitted)	$82,734	$84,139	$123,712	$141,446	$141,933	$119,490

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Traditional Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
CLASS C	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$11.22	$17.21	$19.73	$22.56	$16.80	$15.18
Net investment loss	(0.18)[2]	(0.18)	(0.29)[2]	(0.15)[2]	(0.26)	(0.25)
Net realized and unrealized gains (losses) on investments	2.33	(2.07)	1.25	0.93	6.22	1.87

Total from investment operations	2.15	(2.25)	0.96	0.78	5.96	1.62
Distributions to shareholders from
Net realized gains	(0.38)	(3.74)	(3.48)	(3.61)	(0.20)	0.00
Net asset value, end of period	$12.99	$11.22	$17.21	$19.73	$22.56	$16.80
Total return[3]	19.26%	(13.55)%	5.98%	3.85%	35.92%	10.74%
Ratios to average net assets (annualized)
Gross expenses	2.26%	2.25%	2.22%	2.30%	2.23%	2.23%
Net expenses	2.08%	2.08%	2.08%	2.08%	2.08%	2.08%
Net investment loss	(1.52)%	(1.49)%	(1.61)%	(1.81)%	(1.36)%	(1.44)%
Supplemental data
Portfolio turnover rate	113%	123%	73%	36%	77%	57%
Net assets, end of period (000s omitted)	$225	$162	$232	$403	$150	$116

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
ADMINISTRATOR CLASS	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$13.29	$19.44	$21.65	$24.33	$17.94	$16.06
Net investment loss	(0.09)[2]	(0.10)[2]	(0.15)[2]	(0.08)[2]	(0.09)[2]	(0.09)[2]
Net realized and unrealized gains (losses) on investments	2.81	(2.31)	1.42	1.01	6.68	1.97

Total from investment operations	2.72	(2.41)	1.27	0.93	6.59	1.88
Distributions to shareholders from
Net realized gains	(0.38)	(3.74)	(3.48)	(3.61)	(0.20)	0.00
Net asset value, end of period	$15.63	$13.29	$19.44	$21.65	$24.33	$17.94
Total return[3]	20.56%	(12.76)%	6.93%	4.18%	37.21%	11.71%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.39%	1.29%	1.32%	1.26%	1.26%
Net expenses	1.20%	1.20%	1.19%	1.19%	1.17%	1.17%
Net investment loss	(0.64)%	(0.61)%	(0.73)%	(0.90)%	(0.43)%	(0.54)%
Supplemental data
Portfolio turnover rate	113%	123%	73%	36%	77%	57%
Net assets, end of period (000s omitted)	$174	$2,413	$3,128	$3,896	$3,882	$3,063

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Traditional Small Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
INSTITUTIONAL CLASS	2017	2016	2015	2014[1]	2013	2012
Net asset value, beginning of period	$13.54	$19.69	$21.84	$24.50	$18.03	$16.11
Net investment income (loss)	(0.06)[2]	(0.07)[2]	(0.11)[2]	(0.07)[2]	0.00 [2,3]	(0.06)[2]
Net realized and unrealized gains (losses) on investments	2.84	(2.34)	1.44	1.02	6.67	1.98

Total from investment operations	2.78	(2.41)	1.33	0.95	6.67	1.92
Distributions to shareholders from
Net realized gains	(0.38)	(3.74)	(3.48)	(3.61)	(0.20)	0.00
Net asset value, end of period	$15.94	$13.54	$19.69	$21.84	$24.50	$18.03
Total return[4]	20.62%	(12.58)%	7.16%	4.29%	37.42%	11.92%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.14%	1.04%	1.10%	1.04%	1.05%
Net expenses	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Net investment income (loss)	(0.43)%	(0.39)%	(0.52)%	(0.69)%	0.01%	(0.35)%
Supplemental data
Portfolio turnover rate	113%	123%	73%	36%	77%	57%
Net assets, end of period (000s omitted)	$8,001	$8,980	$11,812	$17,086	$17,997	$43,160

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Traditional Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Traditional Small Cap Growth Fund	23

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At March 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$825,849	$(825,849)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$14,233,440	$0	$0	$14,233,440
Consumer staples	1,375,000	0	0	1,375,000
Energy	539,500	0	0	539,500
Financials	8,008,630	0	0	8,008,630
Health care	16,693,742	0	0	16,693,742
Industrials	15,254,051	0	0	15,254,051
Information technology	28,403,719	0	0	28,403,719
Materials	1,550,576	0	0	1,550,576

Exchange-traded funds	1,594,820	0	0	1,594,820

Short-term investments
Investment companies	3,170,531	0	0	3,170,531
Investments measured at net asset value*				11,601,989
Total assets	$90,824,009	$0	$0	$102,425,998

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $11,601,989 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2017, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Traditional Small Cap Growth Fund	25

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.33% for Class A shares, 2.08% for Class C shares, 1.20% for Administrator Class shares, and 0.98% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended March 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $11,553 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $8,346 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2017 Funds Distributor received $811 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2017 were $106,631,604 and $115,052,816, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged

26	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,542,979 and $24,599,232 of long-term capital gain for the years ended March 31, 2017 and March 31, 2016, respectively.

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$1,545,311	$2,637,077	$13,031,416

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

11. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Traditional Small Cap Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Traditional Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from November 1, 2013 to March 31, 2014, and each of the years in the two-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Traditional Small Cap Growth Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2017

28	Wells Fargo Traditional Small Cap Growth Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $2,542,979 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Traditional Small Cap Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.
**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Traditional Small Cap Growth Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

302877 05-17 A247/AR247 03-17

Annual Report

March 31, 2017

Wells Fargo Precious Metals Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Precious Metals Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Precious Metals Fund for the 12-month period that ended March 31, 2017. Despite heightened market volatility at times, global stocks delivered double-digit results overall. U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but remained at historically

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Precious Metals Fund	3

low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

Globally, stocks delivered positive results and economies showed some improvement in the first quarter of 2017.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up during the quarter. Along with the pickup in inflation, investors appeared to shift from a mindset of very gradual interest-rate increases by the Fed to an anticipation of three or four increases in 2017. The first of these occurred in March; Fed officials raised their short-term target rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets. Thus far in 2017, emerging markets overall have benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market, despite investors’ concern over uncertainties such as the potential impact of an upcoming election in France; a contender for president of France, Marine Le Pen, favored exiting the European Union, which could potentially destabilize or topple the organization.

4	Wells Fargo Precious Metals Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Precious Metals Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael Bradshaw, CFA®

Oleg Makhorine

Average annual total returns (%) as of March 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKWAX)	1-20-1998	4.83	(12.66)	(2.13)	11.24	(11.62)	(1.54)	1.22	1.09
Class B (EKWBX)*	1-30-1978	5.54	(12.60)	(2.06)	10.54	(12.27)	(2.06)	1.97	1.84
Class C (EKWCX)	1-29-1998	9.42	(12.28)	(2.28)	10.42	(12.28)	(2.28)	1.97	1.84
Administrator Class (EKWDX)	7-30-2010	–	–	–	11.37	(11.50)	(1.42)	1.14	0.95
Institutional Class (EKWYX)	2-29-2000	–	–	–	11.49	(11.36)	(1.25)	0.89	0.79
FTSE Gold Mines Index[4]	–	–	–	–	14.35	(12.36)	(3.03)	–	–
S&P 500 Index[5]	–	–	–	–	17.17	13.30	7.51	–	–
*	At the close of business on May 5, 2017, existing Class B shareholders were converted to Class A shareholders. Effective May 6, 2017, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in precious metals related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Funds that concentrate their investments in limited sectors, such as gold-related investments, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, geographic, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Precious Metals Fund	7

Growth of $10,000 investment as of March 31, 2017[6]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior July 19, 2010, is based on the Fund’s predecessor Evergreen Precious Metals Fund.

[2]	Reflect the expense ratios as stated in the most recent prospectuses. The expense ratios are subject to change and may differ from the annualized expense ratio shown in the financial highlights of this report.

[3]	The manager has contractually committed through July 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Precious Metals Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the FTSE Gold Mines Index for the 12-month period that ended March 31, 2017.

∎	The Fund’s positions in Tahoe Resources Incorporated, Detour Gold Corporation, and SEMAFO Incorporated detracted from results, as did its underweight to Barrick Gold Corporation and Newmont Mining Corporation.

∎	The Fund’s holdings in Torex Gold Resources Incorporated; Royal Gold, Incorporated; and Hochschild Mining plc aided results during the period. Overweights to B2Gold Corporation and Alamos Gold Incorporated also helped results.

∎	The price of gold rose approximately 1.4% during the 12-month period, and the share prices of precious metals stocks rose more sharply.

Gold prices rose 7% during the first two quarters of the reporting period. The U.K.’s unexpected vote on June 24, 2016, to leave the European Union caused the price of gold to rise as investors speculated that a divided Europe would slow global economic growth. During the second half of the reporting period, gold prices fell 5%. The U.S. election on November 8, 2016, caused a rally in stocks and in the U.S. dollar as investors speculated the new Republican administration would be a positive catalyst for economic growth.

Purchases and sales of gold exchange-traded funds (ETFs) have an impact on gold prices. Purchases of gold ETFs increased during the first two quarters of the reporting period, positively affecting the prices of gold and gold stocks. During the second half of the reporting period, gold-backed ETF sales accelerated as improving economic conditions caused the Federal Open Market Committee to raise the short-term interest rate twice during the last four months of the reporting period.

Ten largest holdings (%) as of March 31, 2017[7]
Randgold Resources Limited ADR	8.81
Newmont Mining Corporation	6.61
Barrick Gold Corporation	5.67
Kinross Gold Corporation	4.49
Gold Bullion	4.43
Royal Gold Incorporated	4.41
B2Gold Corporation	4.31
Newcrest Mining Limited	3.81
Fresnillo plc	3.79
Silver Wheaton Corporation-U.S. Exchange Traded Shares	3.71

Gold-mining stocks outperformed relative to the price of gold.

The prices of gold-mining stocks typically rise or fall more sharply than the price of gold. This remained the case during the 12-month reporting period. Companies that delivered better-than-expected operating and financial results fared the best, while those with assets domiciled in stable political jurisdictions, such as Australia and Canada, also outperformed.

Two of the Fund’s most noteworthy detractors were Tahoe Resources and Detour Gold. Tahoe declined after the firm provided a weaker-than-expected operating outlook for 2017. Detour Gold dropped based on news of a flood at its Detour Lake Mine, the delay of an expected environmental permit, and the resulting negative impact to its 2017 operating mine plan. The Fund’s underweight to Barrick Gold also detracted from performance as the company benefited from better-than-expected operating and financial results during the reporting period.

Torex Gold was among the Fund’s best contributors. The company benefited from the successful commissioning of its Mexico-based El Limon Mine along with the discovery of a new gold deposit. The discovery is expected to potentially result in higher production for the company. B2Gold benefited from better-than-expected operating results throughout the reporting period and from the announcement that construction of its new Fekola Mine was three months ahead of schedule. Other key contributors included Alamos Gold, Royal Gold, and Hochschild Mining.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Precious Metals Fund	9

Country allocation as of March 31, 2017[8]

In our view, investment in gold and precious metals companies likely will remain a perceived hedge against economic and political uncertainty.

We believe the short-term outlook for gold prices depends largely on economic data and their resulting impact on U.S. interest rates and the U.S. dollar. If the current period of weaker-than-expected U.S. economic growth continues beyond the first quarter of 2017, the U.S. Federal Reserve could delay further interest-rate increases until the end of 2017. Should this occur, we believe the economic environment likely would continue to support gold prices and gold stocks. We also believe gold prices may benefit from political uncertainty in Europe and any delays in the implementation of the Trump administration’s agenda.

Over the longer term, eventual inflationary pressures could bode well for precious metals prices. In addition, gold prices could benefit from emerging markets investors’ investments in gold rather than in their local currencies or securities denominated in their local currencies. Also, Chinese investors could continue to diversify their U.S. dollar exposure into gold.

We believe gold-related stocks may have better appreciation potential than the metal itself. However, stock selection will remain important because company fundamentals tend to drive stock prices; higher-quality companies with internal growth catalysts, such as effective execution of business plans and mining successes, are most likely to outperform.

Please see footnotes on page 7.

10	Wells Fargo Precious Metals Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges or the expenses of the Fund’s wholly owned subsidiary. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2016	Ending account value 3-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$845.92	$5.02	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.49	1.09%
Class B
Actual	$1,000.00	$842.85	$8.45	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Class C
Actual	$1,000.00	$842.74	$8.45	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.76	$9.25	1.84%
Administrator Class
Actual	$1,000.00	$846.51	$4.37	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$847.06	$3.64	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.99	$3.98	0.79%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Consolidated portfolio of investments—March 31, 2017	Wells Fargo Precious Metals Fund	11

Security name	Shares	Value

Common Stocks: 92.91%

Australia: 3.81%
Newcrest Mining Limited (Materials, Metals & Mining)	888,440	$15,116,161

Canada: 58.00%
Agnico-Eagle Mines Limited (Materials, Metals & Mining)	266,370	11,300,970
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & Mining)	35,000	1,485,400
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & Mining)	325,164	13,799,960
Alamos Gold Incorporated Class A (Materials, Metals & Mining)	1,538,980	12,359,519
B2Gold Corporation (Materials, Metals & Mining) †	6,000,000	17,099,673
Barrick Gold Corporation (Materials, Metals & Mining)	1,184,083	22,485,736
Centerra Gold Incorporated-Legend Shares (Materials, Metals & Mining) 144A	350,000	2,013,385
Continental Gold Incorporated (Materials, Metals & Mining) †	400,000	1,206,151
Detour Gold Corporation (Materials, Metals & Mining) †	271,057	3,106,297
Detour Gold Corporation-Legend Shares (Materials, Metals & Mining) 144A†	525,000	6,016,468
Detour Gold Corporation-Legend Shares (Materials, Metals & Mining) †	90,000	1,031,395
Eldorado Gold Corporation (Materials, Metals & Mining)	2,026,044	6,931,985
Exeter Resource Corporation-Legend Shares (Materials, Metals & Mining)	585,000	1,011,768
Fortuna Silver Mines Incorporated (Materials, Metals & Mining) †	300,000	1,557,401
Franco-Nevada Corporation (Materials, Metals & Mining) 144A	142,948	9,364,688
Franco-Nevada Corporation (Materials, Metals & Mining)	72,000	4,716,803
Goldcorp Incorporated (Materials, Metals & Mining)	547,254	7,983,402
Goldcorp Incorporated-U.S. Exchange Traded Shares (Materials, Metals & Mining)	526,694	7,684,465
IAMGOLD Corporation (Materials, Metals & Mining) †	300,000	1,200,135
Kinross Gold Corporation (Materials, Metals & Mining) †	5,050,553	17,811,854
Kirkland Lake Gold Limited (Materials, Metals & Mining)	325,000	2,397,451
Mag Silver Corporation (Materials, Metals & Mining) †	690,000	9,033,274
Mag Silver Corporation-Legend Shares (Materials, Metals & Mining) †	100,000	1,309,170
OceanaGold Corporation (Materials, Metals & Mining)	2,300,000	6,814,302
Osisko Gold Royalties Limited (Materials, Metals & Mining)	306,700	3,408,675
Platinum Group Metals Limited-Legend Shares (Materials, Metals & Mining)	80,000	131,744
Pretium Resources Incorporated (Materials, Metals & Mining) †	200,000	2,144,603
Semafo Incorporated (Materials, Metals & Mining) †	4,460,400	13,449,791
Silver Wheaton Corporation (Materials, Metals & Mining)	12,950	269,838
Silver Wheaton Corporation-U.S. Exchange Traded Shares (Materials, Metals & Mining)	705,000	14,692,200
Tahoe Resources Incorporated (Materials, Metals & Mining)	504,820	4,054,200
Tahoe Resources Incorporated-Legend Shares (Materials, Metals & Mining)	280,000	2,248,675
Torex Gold Resources Incorporated (Materials, Metals & Mining) †	510,000	10,055,420
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining) (i)†	266,250	5,249,521
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining) (i)144A†	185,000	3,647,554
Yamana Gold Incorporated (Materials, Metals & Mining)	302,731	835,450

		229,909,323

France: 0.69%
Endeavour Mining Corporation (Materials, Metals & Mining) †	140,000	2,716,096

Peru: 0.32%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining) †	104,644	1,259,914

South Africa: 3.19%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining) †	1,175,591	12,661,115

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Precious Metals Fund	Consolidated portfolio of investments—March 31, 2017

Security name		Shares	Value

United Kingdom: 15.88%
African Barrick Gold Limited (Materials, Metals & Mining)		800,000	$4,505,430
Centamin plc (Materials, Metals & Mining)		750,000	1,622,819
Fresnillo plc (Materials, Metals & Mining)		770,000	15,011,251
Hochschild Mining plc (Materials, Metals & Mining)		1,986,470	6,916,512
Randgold Resources Limited ADR (Materials, Metals & Mining)		400,000	34,912,000

			62,968,012

United States: 11.02%
Newmont Mining Corporation (Materials, Metals & Mining)		795,455	26,218,197
Royal Gold Incorporated (Materials, Metals & Mining)		249,436	17,472,992

			43,691,189

Total Common Stocks (Cost $280,624,129)			368,321,810

		Troy ounces
Commodities: 4.43%
Gold Bullion †**		14,090	17,577,359

Total Commodities (Cost $8,521,996)			17,577,359

	Yield	Shares
Short-Term Investments: 2.94%

Investment Companies: 2.94%
Wells Fargo Government Money Market Select Class (l)(u)	0.63%	11,654,511	11,654,511

Total Short-Term Investments (Cost $11,654,511)			11,654,511

Total investments in securities (Cost $300,800,636) *	100.28%	397,553,680
Other assets and liabilities, net	(0.28)	(1,115,012)

Total net assets	100.00%	$396,438,668

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security for which the designation as illiquid is unaudited.

**	Represents an investment held in Wells Fargo Special Investments (Cayman) SPC, the consolidated entity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $322,500,189 and unrealized gains (losses) consists of:

Gross unrealized gains	$127,296,297
Gross unrealized losses	(52,242,806)

Net unrealized gains	$75,053,491

The accompanying notes are an integral part of these financial statements.

Consolidated statement of assets and liabilities—March 31, 2017	Wells Fargo Precious Metals Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $280,624,129)	$368,321,810
In commodities, at value (cost $8,521,996)	17,577,359
In affiliated securities, at value (cost $11,654,511)	11,654,511

Total investments, at value (cost $300,800,636)	397,553,680
Cash	116,624
Foreign currency, at value (cost $542,451)	548,503
Receivable for investments sold	6,990,376
Receivable for Fund shares sold	1,741,870
Receivable for dividends	622,454
Prepaid expenses and other assets	89,262

Total assets	407,662,769

Liabilities
Payable for investments purchased	9,374,263
Payable for Fund shares redeemed	1,265,112
Management fee payable	168,777
Distribution fees payable	33,237
Administration fees payable	66,754
Accrued expenses and other liabilities	315,958

Total liabilities	11,224,101

Total net assets	$396,438,668

NET ASSETS CONSIST OF
Paid-in capital	$484,790,113
Undistributed net investment income	4,610,365
Accumulated net realized losses on investments	(189,720,861)
Net unrealized gains on investments	96,759,051

Total net assets	$396,438,668

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$242,422,509
Shares outstanding – Class A1	6,735,267
Net asset value per share – Class A	$35.99
Maximum offering price per share – Class A2	$38.19
Net assets – Class B	$301,171
Shares outstanding – Class B1	9,235
Net asset value per share – Class B	$32.61
Net assets – Class C	$48,709,948
Shares outstanding – Class C1	1,518,894
Net asset value per share – Class C	$32.07
Net assets – Administrator Class	$15,324,562
Shares outstanding – Administrator Class[1]	422,569
Net asset value per share – Administrator Class	$36.27
Net assets – Institutional Class	$89,680,478
Shares outstanding – Institutional Class[1]	2,459,212
Net asset value per share – Institutional Class	$36.47

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Precious Metals Fund	Consolidated statement of operations—year ended March 31, 2017

Investment income
Dividends (net of foreign withholding taxes of $230,634)	$2,335,644
Income from affiliated securities	47,017

Total investment income	2,382,661

Expenses
Management fee	2,901,240
Administration fees
Class A	589,575
Class B	2,382
Class C	126,979
Administrator Class	25,374
Institutional Class	110,676
Shareholder servicing fees
Class A	701,875
Class B	2,836
Class C	151,165
Administrator Class	48,796
Distribution fees
Class B	8,508
Class C	453,496
Custody and accounting fees	57,926
Professional fees	59,461
Registration fees	94,323
Shareholder report expenses	62,071
Trustees’ fees and expenses	18,100
Other fees and expenses	135,040

Total expenses	5,549,823
Less: Fee waivers and/or expense reimbursements	(475,881)

Net expenses	5,073,942

Net investment loss	(2,691,281)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(14,478,298)
Commodities	997,575

Net realized losses on investments	(13,480,723)

Net change in unrealized gains (losses) on:
Unaffiliated securities	54,579,794
Commodities	(710,772)

Net change in unrealized gains (losses) on investments	53,869,022

Net realized and unrealized gains (losses) on investments	40,388,299

Net increase in net assets resulting from operations	$37,697,018

The accompanying notes are an integral part of these financial statements.

Consolidated statement of changes in net assets	Wells Fargo Precious Metals Fund	15

	Year ended March 31, 2017		Year ended March 31, 2016

Operations
Net investment loss		$(2,691,281)		$(937,574)
Net realized losses on investments		(13,480,723)		(15,594,137)
Net change in unrealized gains (losses) on investments		53,869,022		55,876,759

Net increase in net assets resulting from operations		37,697,018		39,345,048

Distributions to shareholders from
Net investment income
Class A		(2,528,219)		0
Class C		(93,205)		0
Administrator Class		(171,836)		0
Institutional Class		(1,107,568)		0

Total distributions to shareholders		(3,900,828)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,226,333	129,043,997	2,573,064	68,840,471
Class B	0	0	564	12,571
Class C	176,439	6,487,911	240,087	5,729,445
Administrator Class	400,135	16,365,612	339,710	9,337,859
Institutional Class	2,035,032	80,762,220	1,329,839	35,409,488

		232,659,740		119,329,834

Reinvestment of distributions
Class A	73,573	2,335,195	0	0
Class C	2,603	73,806	0	0
Administrator Class	5,281	168,842	0	0
Institutional Class	32,082	1,030,807	0	0

		3,608,650		0

Payment for shares redeemed
Class A	(3,783,850)	(149,375,218)	(2,647,478)	(70,141,452)
Class B	(43,303)	(1,545,178)	(54,779)	(1,360,269)
Class C	(469,094)	(15,888,846)	(705,445)	(16,527,142)
Administrator Class	(471,423)	(17,496,401)	(602,465)	(15,285,251)
Institutional Class	(1,419,312)	(56,098,146)	(985,059)	(26,874,701)

		(240,403,789)		(130,188,815)

Net decrease in net assets resulting from capital share transactions		(4,135,399)		(10,858,981)

Total increase in net assets		29,660,791		28,486,067

Net assets
Beginning of period		366,777,877		338,291,810

End of period		$396,438,668		$366,777,877

Undistributed net investment income		$4,610,365		$2,431,266

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2017	2016	2015	2014[1]	2013[1]
Net asset value, beginning of period	$32.73	$28.99	$36.65	$53.59	$70.30
Net investment income (loss)	(0.22)[2]	(0.05)	(0.11)[2]	0.05 [2]	(0.01)[2]
Net realized and unrealized gains (losses) on investments	3.85	3.79	(7.55)	(16.78)	(14.47)

Total from investment operations	3.63	3.74	(7.66)	(16.73)	(14.48)
Distributions to shareholders from
Net investment income	(0.37)	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	(0.21)	(2.23)

Total distributions to shareholders	(0.37)	0.00	0.00	(0.21)	(2.23)
Net asset value, end of period	$35.99	$32.73	$28.99	$36.65	$53.59
Total return[3]	11.24%	12.90%	(20.90)%	(31.17)%	(21.14)%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.23%	1.23%	1.22%	1.18%
Net expenses	1.09%	1.10%	1.10%	1.09%	1.09%
Net investment income (loss)	(0.57)%	(0.24)%	(0.30)%	0.12%	(0.02)%
Supplemental data
Portfolio turnover rate	21%[4]	18%[4]	9%[4]	16%	6%
Net assets, end of period (000s omitted)	$242,423	$236,310	$211,477	$300,906	$498,874

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

[4]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Consolidated financial highlights	Wells Fargo Precious Metals Fund	17

(For a share outstanding throughout each period)

	Year ended March 31
CLASS B	2017	2016	2015	2014[1]	2013[1]
Net asset value, beginning of period	$29.51	$26.33	$33.54	$49.44	$65.53
Net investment loss	(0.51)[2]	(0.25)[2]	(0.36)[2]	(0.22)[2]	(0.47)[2]
Net realized and unrealized gains (losses) on investments	3.61	3.43	(6.85)	(15.47)	(13.39)

Total from investment operations	3.10	3.18	(7.21)	(15.69)	(13.86)
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.21)	(2.23)
Net asset value, end of period	$32.61	$29.51	$26.33	$33.54	$49.44
Total return[3]	10.50%[4]	12.08%[4]	(21.50)%	(31.68)%	(21.74)%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.99%	1.98%	1.96%	1.93%
Net expenses	1.84%	1.85%	1.85%	1.84%	1.84%
Net investment loss	(1.42)%	(1.01)%	(1.08)%	(0.60)%	(0.78)%
Supplemental data
Portfolio turnover rate	21%[5]	18%[5]	9%[5]	16%	6%
Net assets, end of period (000s omitted)	$301	$1,550	$2,811	$7,304	$20,570

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

[4]	Total return reflects adjustments to conform with generally accepted accounting principles.

[5]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2017	2016	2015	2014[1]	2013[1]
Net asset value, beginning of period	$29.10	$25.97	$33.08	$48.76	$64.66
Net investment loss	(0.46)[2]	(0.24)[2]	(0.35)[2]	(0.22)[2]	(0.46)[2]
Net realized and unrealized gains (losses) on investments	3.49	3.37	(6.76)	(15.25)	(13.21)

Total from investment operations	3.03	3.13	(7.11)	(15.47)	(13.67)
Distributions to shareholders from
Net investment income	(0.06)	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	(0.21)	(2.23)

Total distributions to shareholders	(0.06)	0.00	0.00	(0.21)	(2.23)
Net asset value, end of period	$32.07	$29.10	$25.97	$33.08	$48.76
Total return[3]	10.42%	12.05%	(21.49)%	(31.67)%	(21.74)%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.99%	1.98%	1.97%	1.93%
Net expenses	1.84%	1.85%	1.85%	1.84%	1.84%
Net investment loss	(1.32)%	(0.99)%	(1.06)%	(0.62)%	(0.77)%
Supplemental data
Portfolio turnover rate	21%[4]	18%[4]	9%[4]	16%	6%
Net assets, end of period (000s omitted)	$48,710	$52,648	$59,074	$94,865	$191,782

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

[4]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Consolidated financial highlights	Wells Fargo Precious Metals Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2017	2016	2015	2014[1]	2013[1]
Net asset value, beginning of period	$32.98	$29.17	$36.82	$53.75	$70.42
Net investment income (loss)	(0.17)[2]	(0.03)[2]	(0.06)[2]	0.10 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	3.87	3.84	(7.59)	(16.82)	(14.52)

Total from investment operations	3.70	3.81	(7.65)	(16.72)	(14.44)
Distributions to shareholders from
Net investment income	(0.41)	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	(0.21)	(2.23)

Total distributions to shareholders	(0.41)	0.00	0.00	(0.21)	(2.23)
Net asset value, end of period	$36.27	$32.98	$29.17	$36.82	$53.75
Total return	11.37%	13.06%	(20.78)%	(31.06)%	(21.05)%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.13%	1.07%	1.04%	1.01%
Net expenses	0.95%	0.96%	0.96%	0.95%	0.95%
Net investment income (loss)	(0.44)%	(0.10)%	(0.17)%	0.26%	0.13%
Supplemental data
Portfolio turnover rate	21%[3]	18%[3]	9%[3]	16%	6%
Net assets, end of period (000s omitted)	$15,325	$16,114	$21,917	$32,230	$53,142

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2017	2016	2015	2014[1]	2013[1]
Net asset value, beginning of period	$33.21	$29.33	$36.96	$53.87	$70.43
Net investment income (loss)	(0.09)[2]	0.02 [2]	0.01 [2]	0.16 [2]	0.19
Net realized and unrealized gains (losses) on investments	3.85	3.86	(7.64)	(16.86)	(14.52)

Total from investment operations	3.76	3.88	(7.63)	(16.70)	(14.33)
Distributions to shareholders from
Net investment income	(0.50)	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	(0.21)	(2.23)

Total distributions to shareholders	(0.50)	0.00	0.00	(0.21)	(2.23)
Net asset value, end of period	$36.47	$33.21	$29.33	$36.96	$53.87
Total return	11.49%	13.23%	(20.64)%	(30.95)%	(20.89)%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.88%	0.80%	0.79%	0.75%
Net expenses	0.79%	0.80%	0.79%	0.78%	0.75%
Net investment income (loss)	(0.24)%	0.06%	0.03%	0.41%	0.32%
Supplemental data
Portfolio turnover rate	21%[3]	18%[3]	9%[3]	16%	6%
Net assets, end of period (000s omitted)	$89,680	$60,156	$43,014	$41,993	$59,349

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Precious Metals Fund (the “Fund”) which is a non-diversified series of the Trust.

2. INVESTMENT IN SUBSIDIARY

The Fund invests in precious metals and minerals through Wells Fargo Special Investments (Cayman) SPC (the “Subsidiary”), a wholly owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2017, the Subsidiary held $17,577,359 in gold bullion representing 100% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2017, the Fund held $17,553,096 in the Subsidiary, representing 4.43% of the Fund’s net assets.

The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in commodities are valued at their lasted traded price.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to

22	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	23

accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and passive foreign investment companies. At March 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$8,771,208	$(8,771,208)

As of March 31, 2017, the Fund had capital loss carryforwards which consist of $15,269,334 in short-term capital losses and $152,751,974 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$15,116,161	$0	$0	$15,116,161
Canada	196,399,555	33,509,768	0	229,909,323
France	2,716,096	0	0	2,716,096
Peru	1,259,914	0	0	1,259,914
South Africa	12,661,115	0	0	12,661,115
United Kingdom	62,968,012	0	0	62,968,012
United States	43,691,189	0	0	43,691,189

Commodities	17,577,359	0	0	17,577,359

Short-term investments
Investment companies	11,654,511	0	0	11,654,511
Total assets	$364,043,912	$33,509,768	$0	$397,553,680

24	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

5. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended March 31, 2017, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

The Subsidiary has entered into separate advisory contract with Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Funds Management a fee for its services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 0.95% for Administrator Class shares, and 0.79% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended March 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $13,326 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $7,200 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	25

the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2017, Funds Distributor received $24,914 from the sale of Class A shares and $88 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2017 were $90,172,109 and $102,378,264, respectively. These amounts include purchases and sales transactions of the Subsidiary.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended March 31, 2017 was $3,900,828 of ordinary income. For the year ended March 31, 2016, the Fund did not pay any distributions to shareholders.

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$4,629,947	$75,053,032	$(168,021,308)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in precious metals companies and, therefore, may be more affected by changes in the precious metals sector than a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

12. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Precious Metals Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Wells Fargo Precious Metals Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Precious Metals Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2017

28	Wells Fargo Precious Metals Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 61.52% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $3,366,289 of income dividends paid during the fiscal year ended March 31, 2017 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended March 31, 2017. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Precious Metals Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Precious Metals Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Precious Metals Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
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plc	— Public limited company
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SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

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Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

302878 05-17 A316/AR316 03-17

Annual Report

March 31, 2017

Wells Fargo Specialized Technology Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Specialized Technology Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Specialized Technology Fund for the 12-month period that ended March 31, 2017. Despite heightened market volatility at times, global stocks delivered double-digit results overall. U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Specialized Technology Fund	3

remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

Globally, stocks delivered positive results and economies showed some improvement in the first quarter of 2017.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up during the quarter. Along with the pickup in inflation, investors appeared to shift from a mindset of very gradual interest-rate increases by the Fed to an anticipation of three or four increases in 2017. The first of these occurred in March; Fed officials raised their short-term target rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets. Thus far in 2017, emerging markets overall have benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market, despite investors’ concern over uncertainties such as the potential impact of an upcoming election in France; a contender for president of France, Marine Le Pen, favored exiting the European Union, which could potentially destabilize or topple the organization.

4	Wells Fargo Specialized Technology Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Specialized Technology Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Allianz Global Investors U.S. LLC

Portfolio managers

Huachen Chen, CFA®

Walter C. Price, Jr., CFA®

Average annual total returns (%) as of March 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSTX)	9-18-2000	16.48	12.42	10.68	23.55	13.75	11.34	1.45	1.45
Class C (WFTCX)	9-18-2000	21.59	12.89	10.50	22.59	12.89	10.50	2.20	2.20
Administrator Class (WFTDX)	7-30-2010	–	–	–	23.65	13.93	11.46	1.37	1.34
Institutional Class (WFTIX)	10-31-2016	–	–	–	23.65	13.93	11.46	1.12	1.09
S&P North American Technology Index[4]	–	–	–	–	26.74	15.91	11.69	–	–
S&P 500 Index[5]	–	–	–	–	17.17	13.30	7.51	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in technology related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as information technology, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, non-diversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Specialized Technology Fund	7

Growth of $10,000 investment as of March 31, 2017[6]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Administrator Class shares would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2017 (July 31, 2018 for Institutional Class), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.50% for Class A, 2.25% for Class C, 1.33% for Administrator Class, and 1.08% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The S&P North American Technology Index (formerly known as the Goldman Sachs Technology Index) is a modified market-capitalization-weighted index of select technology stocks. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P North American Technology Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Specialized Technology Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the S&P North American Technology Index for the 12-month period that ended March 31, 2017.

∎	A significant portion of the Fund’s relative underperformance was due to underweights to Apple Incorporated and Facebook, Incorporated, which have relatively large weightings in the benchmark index.

∎	The Fund’s relative and absolute performance benefited from positions in several semiconductor companies. The semiconductor industry has performed well due to lower product inventories and disciplined pricing.

Global equities surged over the period, with indexes in the U.S. breaking previous record highs while many markets outside the U.S. reached multimonth peaks. Donald Trump’s surprise victory in the U.S. presidential election raised hopes that his progrowth stance would boost company profits, outweighing fears about greater protectionism. Stocks within the information technology (IT) sector initially declined sharply after the U.S. election, but the sector rallied higher in the first three months of 2017. While many of the larger IT companies are multinationals, we believe better economic growth in the U.S. could generally benefit the overall IT sector.

We believe one of the most attractive qualities of the IT sector is the regular emergence of new and disruptive trends. Many of these new technologies could potentially expand the influence of technology into other areas of the economy as well as draw value from predecessor technologies within the sector. Our primary goal always has been to identify these major trends ahead of the crowd and invest in the emerging leaders.

Over the 12-month period, we increased our exposure to some semiconductor companies benefiting from multiple major growth themes in IT, including cloud computing, artificial intelligence (AI), connected devices, and active safety/autonomous driving. These new technologies require more high-processing chips, data storage, and sensors that are supplied by semiconductor companies. While these companies are mature, we see the semiconductor industry as an attractive way to have diversified exposure to new, major growth themes in technology. We also reduced exposure to companies with management teams that were spending heavily to produce more revenue growth instead of focusing on generating profit growth. Most of these companies were in the internet software industry. As profits and cash-flow generation became pushed farther out into the future, their high valuations became difficult to justify.

Underweights to Facebook and Apple were the primary detractors from the Fund’s performance.

The Fund’s underweight to Facebook was among the largest relative detractors. Facebook has been a sizable position in the portfolio and a significant outperformer for the past few years. While we believe the company’s long-term fundamentals and competitive positioning remain strong, we tactically reduced the position size relative to the benchmark because we believe the company’s ad-revenue growth rate may moderate in the near term. We continue to closely monitor Facebook’s growth prospects relative to market expectations.

The Fund’s underweight to Apple, a large holding in the benchmark, also detracted from relative performance. Although Apple was among the Fund’s largest holdings during the period, the benchmark index’s very large (nearly 9%) weighting to Apple made it difficult for the Fund to outperform relative to the index. We maintain a positive view of the company given its attractive valuation, ability to execute, and massive cash-generation capability. Apple’s next product cycle appears very attractive to us and is a key reason that Apple currently has the largest weighting within the Fund—although the position still is underweight relative to the benchmark.

Overweights to Skyworks Solutions, Incorporated, and Imperva, Incorporated, and an underweight to NVIDIA Corporation detracted from relative returns as well.

Semiconductor holdings contributed significantly to the Fund’s performance.

The Fund’s top contributors included memory-chip manufacturer Micron Technology, Incorporated. Shares surged as the company’s earnings and forward guidance topped expectations. Over the course of several years, consolidation in the memory-chip industry has helped Micron and others rationalize supply and more effectively preserve profitability through the ups and downs of the demand environment. We view the reported and forecasted results for these companies as evidence of the improvement in the industry’s structure.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Specialized Technology Fund	9

Applied Materials, Incorporated, the largest producer of machinery used to manufacture semiconductors, also was among the top relative performers. The company’s performance has been driven by increased business from equipment upgrades being made by semiconductor companies and by stronger demand from producers of flat-panel screens. The Fund’s overweights to Lam Research Corporation; Computer Sciences Corporation; and NetEase, Incorporated, added to relative returns as well.

We retain an optimistic outlook for the IT sector and for the Fund.

Looking forward, we continue to believe the IT sector may provide some of the stock markets’ best absolute- and relative-return opportunities, especially for bottom-up stock pickers like us. We have observed a wave of innovation within the sector that we believe could produce attractive returns for companies offering best-in-class solutions. We also see a number of companies with present valuations that in our view do not fully reflect positive company-specific and/or industry-specific tailwinds. We believe some of the attractive growth themes include cloud computing, auto technology, AI, and virtual reality.

Ten largest holdings (%) as of March 31, 2017[7]
Apple Incorporated	8.14
Amazon.com Incorporated	7.16
Microsoft Corporation	5.15
Facebook Incorporated Class A	4.46
Broadcom Limited	3.11
Micron Technology Incorporated	2.94
ServiceNow Incorporated	2.77
Applied Materials Incorporated	2.72
Adobe Systems Incorporated	2.56
Samsung Electronics Company Limited	2.44

Industry distribution as of March 31, 2017[8]

Please see footnotes on page 7.

10	Wells Fargo Specialized Technology Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2016	Ending account value 3-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,111.21	$7.56	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.77	$7.22	1.44%
Class C
Actual	$1,000.00	$1,105.79	$11.47	2.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.04	$10.97	2.19%
Administrator Class
Actual	$1,000.00	$1,111.53	$7.00	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69	1.33%
Institutional Class
Actual	$1,000.00	$1,111.60	$5.69	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44	1.08%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2017	Wells Fargo Specialized Technology Fund	11

Security name	Shares	Value

Common Stocks: 96.90%

Consumer Discretionary: 12.41%

Household Durables: 1.64%
Garmin Limited «	108,541	$5,547,531

Internet & Direct Marketing Retail: 10.77%
Amazon.com Incorporated †	27,355	24,251,302
Netflix Incorporated †	37,775	5,583,523
The Priceline Group Incorporated †	3,742	6,660,648

		36,495,473

Information Technology: 84.49%

Communications Equipment: 1.83%
Cisco Systems Incorporated	159,193	5,380,723
Juniper Networks Incorporated	11,750	327,003
Palo Alto Networks Incorporated †	4,290	483,397

		6,191,123

Electronic Equipment, Instruments & Components: 2.52%
CDW Corporation of Delaware	60,465	3,489,435
Cognex Corporation	10,945	918,833
Corning Incorporated	146,680	3,960,360
Tech Data Corporation †	1,935	181,697

		8,550,325

Internet Software & Services: 8.50%
Alibaba Group Holding Limited ADR †	3,705	399,510
Alphabet Incorporated Class A †	7,035	5,964,273
Alphabet Incorporated Class C †	7,250	6,014,310
Facebook Incorporated Class A †	106,505	15,129,035
Mulesoft Incorporated Class A †	4,440	108,025
NetEase Incorporated ADR	2,843	807,412
Tencent Holdings Limited	13,400	384,163

		28,806,728

IT Services: 13.36%
Automatic Data Processing Incorporated	20,951	2,145,173
Booz Allen Hamilton Holding Corporation	33,780	1,195,474
Computer Sciences Corporation	82,981	5,726,519
CSRA Incorporated	7,693	225,328
Fidelity National Information Services Incorporated	47,890	3,813,002
First Data Corporation Class A †	10,610	164,455
Fiserv Incorporated †	18,135	2,091,147
Global Payments Incorporated	54,380	4,387,378
MasterCard Incorporated Class A	53,140	5,976,656
Paychex Incorporated	18,705	1,101,725
Square Incorporated Class A †	378,755	6,544,886
Total System Services Incorporated	32,505	1,737,717
Vantiv Incorporated Class A †	62,090	3,981,211

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Specialized Technology Fund	Portfolio of investments—March 31, 2017

Security name	Shares	Value

IT Services (continued)
Visa Incorporated Class A	69,450	$6,172,022

		45,262,693

Semiconductors & Semiconductor Equipment: 22.08%
Analog Devices Incorporated	21,900	1,794,705
Applied Materials Incorporated	236,805	9,211,715
Broadcom Limited	48,086	10,528,911
Cypress Semiconductor Corporation	449,180	6,180,717
Infineon Technologies AG	189,837	3,877,209
KLA-Tencor Corporation	24,840	2,361,539
Lam Research Corporation	50,243	6,449,191
Marvell Technology Group Limited	210,450	3,211,467
Maxim Integrated Products Incorporated	25,045	1,126,023
Microchip Technology Incorporated	94,243	6,953,249
Micron Technology Incorporated †	344,175	9,946,658
NVIDIA Corporation	36,340	3,958,516
Skyworks Solutions Incorporated	43,870	4,298,383
Teradyne Incorporated	69,475	2,160,673
Texas Instruments Incorporated	17,720	1,427,523
Tokyo Electron Limited	12,200	1,331,995

		74,818,474

Software: 20.28%
Activision Blizzard Incorporated	40,298	2,009,258
Adobe Systems Incorporated †	66,632	8,670,822
Dell Technologies Incorporated Class V †	671	42,998
Electronic Arts Incorporated †	38,704	3,464,782
Fortinet Incorporated †	33,230	1,274,371
Intuit Incorporated	49,255	5,713,087
Microsoft Corporation	264,870	17,444,338
Paycom Software Incorporated «†	98,370	5,657,259
Proofpoint Incorporated †	72,897	5,420,621
Salesforce.com Incorporated †	55,500	4,578,195
ServiceNow Incorporated †	107,345	9,389,467
Tableau Software Incorporated Class A †	31,765	1,573,956
Workday Incorporated Class A †	23,955	1,994,972
Zendesk Incorporated †	52,825	1,481,213

		68,715,339

Technology Hardware, Storage & Peripherals: 15.92%
Apple Incorporated	192,095	27,596,368
Hewlett Packard Enterprise Company	117,640	2,788,068
HP Incorporated	117,655	2,103,671
NetApp Incorporated	175,780	7,356,393
Samsung Electronics Company Limited	4,493	8,276,473
Western Digital Corporation	70,865	5,848,484

		53,969,457

Total Common Stocks (Cost $227,313,269)		328,357,143

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Specialized Technology Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 7.63%

Investment Companies: 7.63%
Securities Lending Cash Investment LLC (l)(r)(u)	0.98%	10,457,879	$10,458,925
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.63	15,382,494	15,382,494

Total Short-Term Investments (Cost $25,841,419)			25,841,419

Total investments in securities (Cost $253,154,688) *	104.53%	354,198,562
Other assets and liabilities, net	(4.53)	(15,340,913)

Total net assets	100.00%	$338,857,649

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $254,357,036 and unrealized gains (losses) consists of:

Gross unrealized gains	$101,173,395
Gross unrealized losses	(1,331,869)

Net unrealized gains	$99,841,526

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Specialized Technology Fund	Statement of assets and liabilities—March 31, 2017

Assets
Investments
In unaffiliated securities (including $10,255,558 of securities loaned), at value (cost $227,313,269)	$328,357,143
In affiliated securities, at value (cost $25,841,419)	25,841,419

Total investments, at value (cost $253,154,688)	354,198,562
Cash	19,375
Foreign currency, at value (cost $14)	14
Receivable for investments sold	2,797,676
Receivable for Fund shares sold	361,081
Receivable for dividends	232,094
Receivable for securities lending income	3,135
Prepaid expenses and other assets	30,291

Total assets	357,642,228

Liabilities
Payable for investments purchased	7,465,084
Payable for Fund shares redeemed	375,791
Payable upon receipt of securities loaned	10,458,925
Management fee payable	271,510
Distribution fees payable	8,714
Administration fees payable	59,619
Accrued expenses and other liabilities	144,936

Total liabilities	18,784,579

Total net assets	$338,857,649

NET ASSETS CONSIST OF
Paid-in capital	$209,247,581
Accumulated net realized gains on investments	28,562,762
Net unrealized gains on investments	101,047,306

Total net assets	$338,857,649

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$266,328,577
Shares outstanding – Class A1	24,329,712
Net asset value per share – Class A	$10.95
Maximum offering price per share – Class A2	$11.62
Net assets – Class C	$12,827,210
Shares outstanding – Class C1	1,415,207
Net asset value per share – Class C	$9.06
Net assets – Administrator Class	$39,832,936
Shares outstanding – Administrator Class[1]	3,582,899
Net asset value per share – Administrator Class	$11.12
Net assets – Institutional Class	$19,868,926
Shares outstanding – Institutional Class[1]	1,786,846
Net asset value per share – Institutional Class	$11.12

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2017	Wells Fargo Specialized Technology Fund	15

Investment income
Dividends (net of foreign withholding taxes of $13,804)	$3,643,555
Securities lending income, net	33,960
Income from affiliated securities	27,123

Total investment income	3,704,638

Expenses
Management fee	2,875,531
Administration fees
Class A	566,577
Class B	180	[1]
Class C	28,036
Administrator Class	44,009
Institutional Class	3,140	[2]
Shareholder servicing fees
Class A	674,496
Class B	214	[1]
Class C	33,376
Administrator Class	84,633
Distribution fees
Class B	642	[1]
Class C	100,128
Custody and accounting fees	43,085
Professional fees	42,744
Registration fees	62,676
Shareholder report expenses	66,434
Trustees’ fees and expenses	17,954
Other fees and expenses	12,010

Total expenses	4,655,865
Less: Fee waivers and/or expense reimbursements	(9,714)

Net expenses	4,646,151

Net investment loss	(941,513)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	34,116,803
Forward foreign currency contract transactions	(20,797)

Net realized gains on investments	34,096,006
Net change in unrealized gains (losses) on investments	34,389,614

Net realized and unrealized gains (losses) on investments	68,485,620

Net increase in net assets resulting from operations	$67,544,107

[1]	For the period from April 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Specialized Technology Fund	Statement of changes in net assets

	Year ended March 31, 2017		Year ended March 31, 2016

Operations
Net investment loss		$(941,513)		$(2,076,157)
Net realized gains on investments		34,096,006		14,521,859
Net change in unrealized gains (losses) on investments		34,389,614		(15,139,717)

Net increase (decrease) in net assets resulting from operations		67,544,107		(2,694,015)

Distributions to shareholders from
Net realized gains
Class A		(14,880,730)		(33,866,092)
Class B		0 [1]		(18,254)
Class C		(848,385)		(2,084,431)
Administrator Class		(1,833,645)		(3,712,334)
Institutional Class		(171,234)[2]		N/A

Total distributions to shareholders		(17,733,994)		(39,681,111)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,119,979	11,186,546	12,556,326	135,884,127
Class B	3,850 [1]	30,758 [1]	2,502	23,835
Class C	126,948	1,060,179	330,874	3,019,167
Administrator Class	1,074,890	11,187,307	964,355	9,840,317
Institutional Class	1,879,809 [2]	20,363,858 [2]	N/A	N/A
Investor Class	N/A	N/A	822,710 [3]	8,868,739 [3]

		43,828,648		157,636,185

Reinvestment of distributions
Class A	1,487,581	14,459,290	3,418,828	32,889,128
Class B	0 [1]	0 [1]	2,234	18,254
Class C	96,557	779,219	233,582	1,901,356
Administrator Class	165,740	1,635,859	335,670	3,272,786
Institutional Class	17,366 [2]	171,234 [2]	N/A	N/A

		17,045,602		38,081,524

Payment for shares redeemed
Class A	(6,802,529)	(69,234,485)	(3,097,245)	(30,864,012)
Class B	(19,232)[1]	(163,421)[1]	(9,094)	(82,246)
Class C	(549,746)	(4,592,945)	(338,441)	(2,967,650)
Administrator Class	(1,059,277)	(10,759,802)	(830,486)	(8,685,149)
Institutional Class	(110,329)[2]	(1,179,831)[2]	N/A	N/A
Investor Class	N/A	N/A	(12,028,498)[3]	(129,965,727)[3]

		(85,930,484)		(172,564,784)

Net increase (decrease) in net assets resulting from capital share transactions		(25,056,234)		23,152,925

Total increase (decrease) in net assets		24,753,879		(19,222,201)

Net assets
Beginning of period		314,103,770		333,325,971

End of period		$338,857,649		$314,103,770

Undistributed (accumulated) net investment income (loss)		$0		$(250,851)

[1]	For the period from April 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[3]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Specialized Technology Fund	17

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.39	$10.74	$10.65	$8.15	$8.40
Net investment loss	(0.03)[1]	(0.06)	(0.06)	(0.06)	(0.03)[1]
Net realized and unrealized gains (losses) on investments	2.17	0.02	1.43	3.07	(0.00)[2]

Total from investment operations	2.14	(0.04)	1.37	3.01	(0.03)
Distributions to shareholders from
Net realized gains	(0.58)	(1.31)	(1.28)	(0.51)	(0.22)
Net asset value, end of period	$10.95	$9.39	$10.74	$10.65	$8.15
Total return[3]	23.55%	(0.66)%	13.24%	37.27%	(0.17)%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.45%	1.52%	1.60%	1.64%
Net expenses	1.44%	1.45%	1.51%	1.56%	1.63%
Net investment loss	(0.28)%	(0.53)%	(0.58)%	(0.63)%	(0.34)%
Supplemental data
Portfolio turnover rate	131%	153%	119%	132%	127%
Net assets, end of period (000s omitted)	$266,329	$267,811	$168,108	$154,833	$115,145

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.92	$9.33	$9.47	$7.35	$7.65
Net investment loss	(0.09)[1]	(0.12)[1]	(0.13)[1]	(0.12)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	1.81	0.02	1.27	2.75	(0.00)[2]

Total from investment operations	1.72	(0.10)	1.14	2.63	(0.08)
Distributions to shareholders from
Net realized gains	(0.58)	(1.31)	(1.28)	(0.51)	(0.22)
Net asset value, end of period	$9.06	$7.92	$9.33	$9.47	$7.35
Total return[3]	22.59%	(1.45)%	12.44%	36.14%	(0.84)%
Ratios to average net assets (annualized)
Gross expenses	2.19%	2.20%	2.27%	2.35%	2.39%
Net expenses	2.19%	2.20%	2.26%	2.31%	2.38%
Net investment loss	(1.03)%	(1.34)%	(1.33)%	(1.38)%	(1.09)%
Supplemental data
Portfolio turnover rate	131%	153%	119%	132%	127%
Net assets, end of period (000s omitted)	$12,827	$13,797	$14,143	$10,907	$6,563

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Specialized Technology Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.52	$10.86	$10.74	$8.20	$8.43
Net investment loss	(0.02)	(0.05)	(0.05)	(0.05)	(0.01)[1]
Net realized and unrealized gains (losses) on investments	2.20	0.02	1.45	3.10	(0.00)[2]

Total from investment operations	2.18	(0.03)	1.40	3.05	(0.01)
Distributions to shareholders from
Net realized gains	(0.58)	(1.31)	(1.28)	(0.51)	(0.22)
Net asset value, end of period	$11.12	$9.52	$10.86	$10.74	$8.20
Total return	23.65%	(0.56)%	13.42%	37.54%	0.07%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.35%	1.36%	1.44%	1.48%
Net expenses	1.33%	1.33%	1.35%	1.40%	1.42%
Net investment loss	(0.17)%	(0.48)%	(0.42)%	(0.48)%	(0.14)%
Supplemental data
Portfolio turnover rate	131%	153%	119%	132%	127%
Net assets, end of period (000s omitted)	$39,833	$32,373	$31,842	$31,681	$17,008

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Specialized Technology Fund	Financial highlights

(For a share outstanding throughout the period)

Year ended
INSTITUTIONAL CLASS	March 31, 2017[1]
Net asset value, beginning of period	$10.42
Net investment income	0.01 [2]
Net realized and unrealized gains (losses) on investments	1.27

Total from investment operations	1.28
Distributions to shareholders from
Net realized gains	(0.58)
Net asset value, end of period	$11.12
Total return[3]	12.97%
Ratios to average net assets (annualized)
Gross expenses	1.11%
Net expenses	1.08%
Net investment income	0.17%
Supplemental data
Portfolio turnover rate	131%
Net assets, end of period (000s omitted)	$19,869

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Specialized Technology Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Specialized Technology Fund (the “Fund”) which is a non-diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

22	Wells Fargo Specialized Technology Fund	Notes to financial statements

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Notes to financial statements	Wells Fargo Specialized Technology Fund	23

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At March 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$1,192,364	$(1,192,364)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24	Wells Fargo Specialized Technology Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$42,043,004	$0	$0	$42,043,004
Information technology	286,314,139	0	0	286,314,139

Short-term investments
Investment companies	15,382,494	0	0	15,382,494
Investments measured at net asset value*				10,458,925
Total assets	$343,739,637	$0	$0	$354,198,562

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $10,458,925 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.90% and declining to 0.78% as the average daily net assets of the Fund increase. For the year ended March 31, 2017, the management fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Allianz Global Investors U.S. LLC, which is not an affliliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.80% and declining to 0.55% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of

Notes to financial statements	Wells Fargo Specialized Technology Fund	25

expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.50%	July 31, 2017
Class C	2.25%	July 31, 2017
Administrator Class	1.33%	July 31, 2017
Institutional Class	1.08%	July 31, 2018

During the year ended March 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $15,222 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $6,904 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2017, Funds Distributor received $6,643 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2017 were $413,763,855 and $448,468,006, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2017, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of March 31, 2017, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $19,269 and $6,717 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended March 31, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or

26	Wells Fargo Specialized Technology Fund	Notes to financial statements

the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $17,733,994 and $39,681,111 of long-term capital gain for the years ended March 31, 2017 and March 31, 2016, respectively.

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$7,805,312	$21,959,798	$99,844,958

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in technology companies and, therefore, would be more affected by changes in the technology sector than would be a fund whose investments are not heavily weighted in the sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

12. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Specialized Technology Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Specialized Technology Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Specialized Technology Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2017

28	Wells Fargo Specialized Technology Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $17,733,994 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Specialized Technology Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Specialized Technology Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Specialized Technology Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

302879 05-17 A317/AR317 03-17

Annual Report

March 31, 2017

Wells Fargo Utility and Telecommunications Fund

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The views expressed and any forward-looking statements are as of March 31, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Dear Shareholder:

As the new president of Wells Fargo Funds now that Karla Rabusch is retiring from that position after nearly 14 years, I am pleased to offer you this annual report for the Wells Fargo Utility and Telecommunications Fund for the 12-month period that ended March 31, 2017. Despite heightened market volatility at times, global stocks delivered double-digit results overall. U.S. and international stocks returned 17.17% and 13.13% for the 12-month period, respectively, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.44%.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks were in positive territory in April, plunged briefly in May on worries of a possible June interest-rate increase, then rallied until early June. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the European Union (E.U.). The U.K.’s Brexit vote on June 23 shocked countries worldwide. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rose as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. Similarly, government bonds rallied immediately post-Brexit, and non-Treasury sectors rallied soon after as investors regained their appetite for risk. As a result, most bond markets remained in a situation of ultralow yields and tight credit spreads. Interestingly, U.S. bonds continued to be supported by demand from both domestic and nontraditional foreign buyers looking for positive yield since U.S. interest rates were the highest among developed-country bonds. Also notable was the rebound in oil prices to nearly $50 per barrel in June, driven by a lower rig count, unplanned supply outages, anticipated demand ahead of the summer driving season, and a weaker dollar.

Globally, stocks delivered positive results in the third quarter of 2016; bonds’ interest rates remained low.

Stocks’ upward trend continued into August and then lost some steam. Ever since the Great Recession, markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. In the U.S., early-September comments by several Fed officials appeared to suggest a September interest-rate increase, which sent stock and bond prices down. However, stocks surged following the Fed’s September 20 meeting on news that the Fed had decided to delay a rate increase to later in 2016. In bond markets, interest rates rose during the quarter but

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Utility and Telecommunications Fund	3

remained at historically low levels as a result of easy monetary policies, subdued global growth, and modest inflation expectations. Yields did rise, however, after bottoming in early July, because market participants felt that yields had overshot the real risks of the U.K.’s Brexit vote and as economic activity strengthened.

During the fourth quarter of 2016, prospects for faster growth and higher interest rates in the U.S. influenced markets.

Early in the fourth quarter of 2016, U.S. stocks tended to trade lower amid concerns such as a likely interest-rate increase and uncertainty over the approaching general election. However, following Donald Trump’s election as president in early November, U.S. stocks began to rally. Investors appeared optimistic that the new administration would usher in a series of progrowth policies, and supportive economic news helped the rally carry through the quarter. The buoyant environment sent interest rates higher as well. At its mid-December meeting, Fed officials raised their short-term target interest rate for the first time in a year by a quarter percentage point to between 0.50% and 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) for institutional prime and municipal money market funds as well as liquidity fees and redemption gates. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from these types of money market funds into government money market funds, which continued to transact at a stable $1 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe. The improvement may be partly attributable to expectations for further strengthening of the U.S. dollar, which in turn could improve demand for European goods in the U.S. due to weakening of the euro relative to the dollar.

Globally, stocks delivered positive results and economies showed some improvement in the first quarter of 2017.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. Meanwhile, inflation inched up during the quarter. Along with the pickup in inflation, investors appeared to shift from a mindset of very gradual interest-rate increases by the Fed to an anticipation of three or four increases in 2017. The first of these occurred in March; Fed officials raised their short-term target rate by a quarter percentage point to between 0.75% and 1.00%. With the Fed’s target-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international developed markets. Thus far in 2017, emerging markets overall have benefited from both global economic growth and recent weakening in the U.S. dollar. European stocks also outperformed the U.S. market, despite investors’ concern over uncertainties such as the potential impact of an upcoming election in France; a contender for president of France, Marine Le Pen, favored exiting the European Union, which could potentially destabilize or topple the organization.

4	Wells Fargo Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Utility and Telecommunications Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Crow Point Partners, LLC

Portfolio manager

Timothy P. O’Brien, CFA®

Average annual total returns (%) as of March 31, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVUAX)	1-4-1994	2.61	8.59	5.11	8.87	9.88	5.74	1.19	1.15
Class B (EVUBX)*	1-4-1994	3.00	8.77	5.18	8.00	9.05	5.18	1.94	1.90
Class C (EVUCX)	9-2-1994	7.04	9.06	4.94	8.04	9.06	4.94	1.94	1.90
Administrator Class (EVUDX)	7-30-2010	–	–	–	9.04	10.09	5.89	1.11	0.96
Institutional Class (EVUYX)	2-28-1994	–	–	–	9.26	10.24	6.04	0.86	0.79
S&P 500 Utilities Index[4]	–	–	–	–	7.06	12.10	6.69	–	–
S&P 500 Index[5]	–	–	–	–	17.17	13.30	7.51	–	–

*	At the close of business on May 5, 2017, existing Class B shareholders were converted to Class A shareholders. Effective May 6, 2017, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in utilities and telecommunication services stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Flor Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunication services, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, smaller-company securities risk, non-diversification risk and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Utility and Telecommunications Fund	7

Growth of $10,000 investment as of March 31, 2017[6]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Utility and Telecommunications Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.14% for Class A, 1.89% for Class B, 1.89% for Class C, 0.95% for Administrator Class, and 0.78% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The S&P 500 Utilities Index is a market-value-weighted index, measures the performance of all stocks within the utilities. sector of the S&P 500 Index. You cannot invest directly in an index.

[5]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Utilities Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Utility and Telecommunications Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the S&P 500 Utilities Index for the 12-month period that ended March 31, 2017.

∎	The Fund benefited from strength in regulated utilities and telecommunication services firms.

∎	Holdings with greater sensitivity to energy and commodity prices detracted from returns, as did certain real estate investment trusts (REITs).

Regulated utilities posted strong returns.

Some of the Fund’s best-performing utilities holdings were regulated network companies with little commodities exposure, including Edison International; South Jersey Industries, Incorporated; American Water Works Company, Incorporated; and PNM Resources, Incorporated. Spark Energy, Incorporated, an electric and gas energy-services company, contributed significantly to performance. The Fund’s long-term holdings of Visa Incorporated and MasterCard Incorporated did relatively well in the period. In June 2016, Visa completed its previously announced acquisition of Visa Europe from a consortium of European banks. The long-anticipated acquisition shows promise to be materially beneficial for Visa.

Some of the Fund’s energy and REIT positions negatively affected relative performance while others contributed.

Energy prices recovered substantially during the 12-month reporting period. Oil prices rose following producer-output reductions and modestly higher demand. The recovery in natural gas prices was less robust, with demand depressed by comparatively warm winter weather. Energy-sensitive holdings that detracted from performance included Dynegy Incorporated in particular and, to a lesser extent, EQT Corporation. Investment in REIT holding Chatham Lodging Trust also weighed on performance. Cash provided a modest drag on results.

We made only moderate changes to the Fund during the reporting period.

The Fund’s composition did not change dramatically during the reporting period, and turnover remained low. We initiated a position in Perma-Pipe International Holdings, Incorporated. We also added to holdings of Spark Energy; reduced the position in Preferred Apartment Communities, Incorporated; and eliminated positions in Global Medical REIT Incorporated; American Campus Communities, Incorporated; DuPont Fabros Technology, Incorporated; and the common stock of Ashford Hospitality Prime, Incorporated.

Our outlook for utilities remains, on balance, favorable.

In our view, the fundamentals of regulated network utilities appear strong. Regulated utilities may have abundant opportunities to invest in their core businesses at returns we view as attractive. While the U.S. retains adequate power-generation capacity, current regulatory mandates are requiring utilities to increase renewable-energy sources and reduce the country’s historical reliance on fossil fuels in general and coal in particular. The development of U.S. shale-gas production has been providing investors with opportunities to make investments in gas gathering, processing, and transport infrastructure. Overall, utilities may be growing faster than at any time since the 1950s, and their growth could be sustainable for the intermediate term or longer. Our outlook for telecommunication services companies generally is less robust, with the legacy local-exchange telephone business in secular decline, cable under pressure, and wireless approaching saturation; however, select telecom stocks likely present opportunities.

Short-term interest rates have begun to normalize after years of central-bank suppression. We do not believe that rates are likely to go up much on the short or the long end of the yield curve as inflation seems well contained. A continued low-interest-rate environment likely will help support the prices of utilities stocks because income-seeking investors favor their relatively generous dividends. Also, the tax environment has remained reasonably favorable for utilities investors. While the tax rate on qualified dividend income increased to 23.8% from 15.0% in 2013, it remains well below the top marginal tax rate for ordinary income and has had little visible impact on the performance of utilities stocks. For now, we view the outlook for utilities as reasonably bright, with many important positives outweighing a few limited concerns.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Utility and Telecommunications Fund	9

Ten largest holdings (%) as of March 31, 2017[7]
CMS Energy Corporation	6.89
Edison International	6.64
Eversource Energy	6.41
Visa Incorporated Class A	6.16
Alliant Energy Corporation	5.90
PNM Resources Incorporated	5.70
Sempra Energy	5.67
NextEra Energy Incorporated	5.44
Dominion Resources Incorporated	5.18
Comcast Corporation Class A	4.34

Industry distribution as of March 31, 2017[8]

Please see footnotes on page 7.

10	Wells Fargo Utility and Telecommunications Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2016 to March 31, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2016	Ending account value 3-31-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,062.89	$5.86	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74	1.14%
Class B
Actual	$1,000.00	$1,058.72	$9.70	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Class C
Actual	$1,000.00	$1,058.43	$9.70	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Administrator Class
Actual	$1,000.00	$1,063.47	$4.89	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$1,064.23	$4.01	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2017	Wells Fargo Utility and Telecommunications Fund	11

Security name	Shares	Value

Common Stocks: 93.52%

Consumer Discretionary: 4.34%

Media: 4.34%
Comcast Corporation Class A	450,200	$16,923,018

Energy: 0.92%

Oil, Gas & Consumable Fuels: 0.92%
EQT Corporation	58,600	3,580,460

Industrials: 0.29%

Machinery: 0.29%
Perma Pipe International Holdings Incorporated †	141,500	1,117,850

Information Technology: 8.46%

IT Services: 8.46%
MasterCard Incorporated Class A	80,000	8,997,600
Visa Incorporated Class A	270,000	23,994,900

		32,992,500

Real Estate: 4.64%

Equity REITs: 4.64%
Chatham Lodging Trust	650,000	12,837,500
Clipper Realty Incorporated	100,000	1,282,000
Preferred Apartment Communities Incorporated Series A	300,000	3,963,000

		18,082,500

Telecommunication Services: 5.20%

Diversified Telecommunication Services: 1.60%
AT&T Incorporated	150,000	6,232,500

Wireless Telecommunication Services: 3.60%
Shenandoah Telecommunications Company	500,000	14,025,000

Utilities: 69.67%

Electric Utilities: 37.83%
ALLETE Incorporated	10,000	677,100
Alliant Energy Corporation	580,000	22,973,800
American Electric Power Company Incorporated	175,000	11,747,750
Edison International	325,000	25,873,250
Eversource Energy	425,000	24,981,500
Great Plains Energy Incorporated	210,000	6,136,200
NextEra Energy Incorporated	165,000	21,181,050
PNM Resources Incorporated	600,000	22,200,000
Spark Energy Incorporated Class A (l)	364,503	11,645,871

		147,416,521

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Utility and Telecommunications Fund	Portfolio of investments—March 31, 2017

Security name			Shares	Value

Gas Utilities: 3.53%
Snam SpA			500,000	$2,162,403
South Jersey Industries Incorporated			325,000	11,586,250

				13,748,653

Independent Power & Renewable Electricity Producers: 1.00%
Dynegy Incorporated			66,500	3,906,875

Multi-Utilities: 23.32%
CenterPoint Energy Incorporated			250,000	6,892,500
CMS Energy Corporation			600,000	26,844,000
Dominion Resources Incorporated			260,000	20,168,200
Northwestern Corporation			102,411	6,011,526
Public Service Enterprise Group Incorporated			200,000	8,870,000
Sempra Energy			200,000	22,100,000

				90,886,226

Water Utilities: 3.99%
American Water Works Company Incorporated			200,000	15,554,000

Total Common Stocks (Cost $178,099,924)				364,466,103

Exchange-Traded Funds: 0.13%
Horizons NASDAQ 100 Covered Call ETF			21,500	499,875

Total Exchange-Traded Funds (Cost $512,990)				499,875

	Dividend yield
Preferred Stocks: 3.92%

Real Estate: 1.39%

Equity REITs: 1.39%
Ashford Hospitality Prime Incorporated «±	6.72%		11,100	218,337
Wheeler REIT Incorporated ±	4.44		200,000	5,202,000

				5,420,337

Utilities: 2.53%

Electric Utilities: 2.53%
Southern Company ±	2.98		25,000	598,750
Southern Company ±	5.92		350,000	9,240,000

				9,838,750

Total Preferred Stocks (Cost $15,053,865)				15,259,087

		Expiration date
Warrants: 0.00%

Energy: 0.00%

Oil, Gas & Consumable Fuels: 0.00%
Energy & Exploration Partners Incorporated †		N/A	9	0
Kinder Morgan Incorporated †		5-27-2017	496,000	1,190

Total Warrants (Cost $553,300)				1,190

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2017	Wells Fargo Utility and Telecommunications Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 2.44%

Investment Companies: 2.44%
Securities Lending Cash Investment LLC (l)(r)(u)	0.98%	40,496	$40,500
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.63	9,484,804	9,484,804

Total Short-Term Investments (Cost $9,525,304)			9,525,304

Total investments in securities (Cost $203,745,383) *	100.01%	389,751,559
Other assets and liabilities, net	(0.01)	(37,814)

Total net assets	100.00%	$389,713,745

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $208,745,168 and unrealized gains (losses) consists of:

Gross unrealized gains	$196,614,483
Gross unrealized losses	(15,608,092)

Net unrealized gains	$181,006,391

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Utility and Telecommunications Fund	Statement of assets and liabilities—March 31, 2017

Assets
Investments
In unaffiliated securities (including $38,596 of securities loaned), at value (cost $187,464,038)	$368,580,384
In affiliated securities, at value (cost $16,281,345)	21,171,175

Total investments, at value (cost $203,745,383)	389,751,559
Segregated cash	2,000
Foreign currency, at value (cost $27,214)	26,656
Receivable for Fund shares sold	84,537
Receivable for dividends	810,308
Receivable for securities lending income	722
Prepaid expenses and other assets	37,536

Total assets	390,713,318

Liabilities
Payable for Fund shares redeemed	443,614
Payable upon receipt of securities loaned	39,479
Management fee payable	212,691
Distribution fees payable	35,233
Administration fees payable	71,703
Shareholder report expenses payable	51,008
Shareholder servicing fees payable	82,472
Accrued expenses and other liabilities	63,373

Total liabilities	999,573

Total net assets	$389,713,745

NET ASSETS CONSIST OF
Paid-in capital	$209,380,169
Undistributed net investment income	779,965
Accumulated net realized losses on investments	(6,452,007)
Net unrealized gains on investments	186,005,618

Total net assets	$389,713,745

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$308,152,331
Shares outstanding – Class A1	15,402,717
Net asset value per share – Class A	$20.01
Maximum offering price per share – Class A2	$21.23
Net assets – Class B	$695,454
Shares outstanding – Class B1	34,601
Net asset value per share – Class B	$20.10
Net assets – Class C	$51,123,275
Shares outstanding – Class C1	2,555,221
Net asset value per share – Class C	$20.01
Net assets – Administrator Class	$5,167,819
Shares outstanding – Administrator Class[1]	258,000
Net asset value per share – Administrator Class	$20.03
Net assets – Institutional Class	$24,574,866
Shares outstanding – Institutional Class[1]	1,228,762
Net asset value per share – Institutional Class	$20.00

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2017	Wells Fargo Utility and Telecommunications Fund	15

Investment income
Dividends (net of foreign withholding taxes of $27,468)	$10,980,007
Income from affiliated securities	584,915
Securities lending income, net	62,523

Total investment income	11,627,445

Expenses
Management fee	2,584,168
Administration fees
Class A	659,552
Class B	3,792
Class C	114,556
Administrator Class	8,611
Institutional Class	26,665
Shareholder servicing fees
Class A	785,182
Class B	4,514
Class C	136,376
Administrator Class	16,561
Distribution fees
Class B	13,542
Class C	409,129
Custody and accounting fees	28,950
Professional fees	53,123
Registration fees	80,766
Shareholder report expenses	89,181
Trustees’ fees and expenses	16,313
Other fees and expenses	10,874

Total expenses	5,041,855
Less: Fee waivers and/or expense reimbursements	(173,383)

Net expenses	4,868,472

Net investment income	6,758,973

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	8,345,670
Affiliated securities	1,021
Written options	739,141

Net realized gains on investments	9,085,832

Net change in unrealized gains (losses) on:
Unaffiliated securities	11,852,361
Affiliated securities	4,889,339
Written options	(129,497)

Net change in unrealized gains (losses) on investments	16,612,203

Net realized and unrealized gains (losses) on investments	25,698,035

Net increase in net assets resulting from operations	$32,457,008

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Utility and Telecommunications Fund	Statement of changes in net assets

	Year ended March 31, 2017			Year ended March 31, 2016

Operations
Net investment income		$6,758,973		$6,383,200
Net realized gains on investments		9,085,832		806,427
Net change in unrealized gains (losses) on investments		16,612,203		6,875,618

Net increase in net assets resulting from operations		32,457,008		14,065,245

Distributions to shareholders from
Net investment income
Class A		(5,455,227)		(5,017,303)
Class B		(13,658)		(37,027)
Class C		(530,072)		(553,510)
Administrator Class		(123,585)		(117,637)
Institutional Class		(469,463)		(272,938)

Total distributions to shareholders		(6,592,005)		(5,998,415)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	856,994	16,502,586	921,079	16,278,558
Class B	931	17,537	552	9,644
Class C	133,306	2,547,241	133,314	2,345,310
Administrator Class	167,059	3,222,053	89,892	1,573,242
Institutional Class	1,186,116	22,755,310	337,439	5,942,211

		45,044,727		26,148,965

Reinvestment of distributions
Class A	261,582	5,117,059	274,180	4,706,483
Class B	526	10,337	1,759	30,109
Class C	24,081	472,936	28,775	491,914
Administrator Class	6,212	121,579	6,530	112,501
Institutional Class	21,471	420,106	12,478	214,732

		6,142,017		5,555,739

Payment for shares redeemed
Class A	(2,573,856)	(49,397,946)	(3,057,415)	(53,748,727)
Class B	(121,956)	(2,335,058)	(261,426)	(4,631,829)
Class C	(673,370)	(12,905,384)	(577,794)	(10,133,822)
Administrator Class	(275,364)	(5,137,966)	(194,700)	(3,370,659)
Institutional Class	(797,063)	(15,174,155)	(308,285)	(5,341,959)

		(84,950,509)		(77,226,996)

Net decrease in net assets resulting from capital share transactions		(33,763,765)		(45,522,292)

Total decrease in net assets		(7,898,762)		(37,455,462)

Net assets
Beginning of period		397,612,507		435,067,969

End of period		$389,713,745		$397,612,507

Undistributed net investment income		$779,965		$646,272

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utility and Telecommunications Fund	17

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.70	$18.23	$17.71	$15.85	$13.78
Net investment income	0.35	0.31	0.29	0.36	0.36
Net realized and unrealized gains (losses) on investments	1.30	0.45	0.57	1.84	2.07

Total from investment operations	1.65	0.76	0.86	2.20	2.43
Distributions to shareholders from
Net investment income	(0.34)	(0.29)	(0.34)	(0.34)	(0.36)
Net asset value, end of period	$20.01	$18.70	$18.23	$17.71	$15.85
Total return[1]	8.87%	4.30%	4.82%	14.12%	17.94%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.20%	1.22%	1.22%	1.23%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.79%	1.73%	1.57%	2.21%	2.47%
Supplemental data
Portfolio turnover rate	22%	15%	29%	20%	21%
Net assets, end of period (000s omitted)	$308,152	$315,238	$341,342	$350,029	$316,551

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS B	2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.76	$18.28	$17.75	$15.87	$13.79
Net investment income	0.18 [1]	0.21 [1]	0.16 [1]	0.24 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	1.32	0.42	0.55	1.85	2.09

Total from investment operations	1.50	0.63	0.71	2.09	2.33
Distributions to shareholders from
Net investment income	(0.16)	(0.15)	(0.18)	(0.21)	(0.25)
Net asset value, end of period	$20.10	$18.76	$18.28	$17.75	$15.87
Total return[2]	8.00%	3.52%	3.98%	13.32%	17.08%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.95%	1.97%	1.97%	1.97%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%
Net investment income	0.95%	1.16%	0.86%	1.46%	1.70%
Supplemental data
Portfolio turnover rate	22%	15%	29%	20%	21%
Net assets, end of period (000s omitted)	$695	$2,909	$7,573	$13,698	$17,240

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utility and Telecommunications Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.70	$18.25	$17.73	$15.86	$13.79
Net investment income	0.16	0.17 [1]	0.15	0.24 [1]	0.23
Net realized and unrealized gains (losses) on investments	1.34	0.45	0.57	1.85	2.09

Total from investment operations	1.50	0.62	0.72	2.09	2.32
Distributions to shareholders from
Net investment income	(0.19)	(0.17)	(0.20)	(0.22)	(0.25)
Net asset value, end of period	$20.01	$18.70	$18.25	$17.73	$15.86
Total return[2]	8.04%	3.49%	4.04%	13.31%	17.03%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.95%	1.97%	1.97%	1.98%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%
Net investment income	1.02%	0.99%	0.82%	1.46%	1.71%
Supplemental data
Portfolio turnover rate	22%	15%	29%	20%	21%
Net assets, end of period (000s omitted)	$51,123	$57,431	$63,632	$61,329	$57,431

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.72	$18.25	$17.73	$15.86	$13.79
Net investment income	0.38	0.34	0.33	0.40	0.39
Net realized and unrealized gains (losses) on investments	1.30	0.45	0.56	1.84	2.07

Total from investment operations	1.68	0.79	0.89	2.24	2.46
Distributions to shareholders from
Net investment income	(0.37)	(0.32)	(0.37)	(0.37)	(0.39)
Net asset value, end of period	$20.03	$18.72	$18.25	$17.73	$15.86
Total return	9.04%	4.49%	5.01%	14.41%	18.16%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.06%	1.04%	1.04%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.93%	1.93%	1.79%	2.38%	2.66%
Supplemental data
Portfolio turnover rate	22%	15%	29%	20%	21%
Net assets, end of period (000s omitted)	$5,168	$6,740	$8,365	$9,383	$5,803

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utility and Telecommunications Fund	21

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$18.69	$18.23	$17.74	$15.87	$13.80
Net investment income	0.42	0.36 [1]	0.35 [1]	0.42	0.46
Net realized and unrealized gains (losses) on investments	1.30	0.45	0.54	1.85	2.03

Total from investment operations	1.72	0.81	0.89	2.27	2.49
Distributions to shareholders from
Net investment income	(0.41)	(0.35)	(0.40)	(0.40)	(0.42)
Net asset value, end of period	$20.00	$18.69	$18.23	$17.74	$15.87
Total return	9.26%	4.63%	5.02%	14.58%	18.34%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.79%	0.79%	0.80%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	2.18%	2.03%	1.89%	2.56%	2.97%
Supplemental data
Portfolio turnover rate	22%	15%	29%	20%	21%
Net assets, end of period (000s omitted)	$24,575	$15,295	$14,156	$10,325	$8,317

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Utility and Telecommunications Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2017, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	23

changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

24	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards. At March 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(8,506,419)	$(33,275)	$8,539,694

As of March 31, 2017, the Fund had current year deferred post-October capital losses consisting of $1,452,222 in short-term losses which were recognized on the first day of the current fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$16,923,018	$0	$0	$16,923,018
Energy	3,580,460	0	0	3,580,460
Industrials	1,117,850	0	0	1,117,850
Information technology	32,992,500	0	0	32,992,500
Real estate	18,082,500	0	0	18,082,500
Telecommunication services	20,257,500	0	0	20,257,500
Utilities	271,512,275	0	0	271,512,275

Exchange-traded funds	499,875	0	0	499,875

Preferred stocks
Real estate	0	5,420,337	0	5,420,337
Utilities	9,838,750	0		9,838,750

Warrants
Energy	0	1,190	0	1,190

Short-term investments
Investment companies	9,484,804	0	0	9,484,804
Investments measured at net asset value*				40,500
Total assets	$384,289,532	$5,421,527	$0	$389,751,559

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $40,500 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended March 31, 2017, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Crow Point Partners, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class B shares, 1.89% for Class C shares, 0.95% for Administrator Class shares, and 0.78% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended March 31, 2017, State Street Bank and Trust Company, the Fund’s custodian, reimbursed the Fund $18,185 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $19,486 for waivers/reimbursements it made to the Fund during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2017, Funds Distributor received $11,842 from the sale of Class A shares and $1,177 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	27

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2017 were $85,319,124 and $92,809,027, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gain
Spark Energy Incorporated Class A	281,837	82,666	0	364,503	$11,645,871	$528,529	$0

7. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2017, the Fund entered into written options for economic hedging purposes.

During the year ended March 31, 2017, the Fund had written call option activities as follows:

	Call options
	Number of contracts	Premiums received
Options outstanding at March 31, 2016	4,795	$302,831
Options written	5,150	507,165
Options expired	(3,500)	(346,356)
Options closed	(6,445)	(463,640)
Options exercised	0	0
Options outstanding at March 31, 2017	0	$0

As of March 31, 2017, the Fund did not have any open written options. The Fund had an average of 1,018 written option contracts during the year ended March 31, 2017. As of March 31, 2017, the Fund had segregated $2,000 as cash collateral for written options.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2017, there were no borrowings by the Fund under the agreement.

28	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $6,592,005 and $5,998,415 of ordinary income for the years ended March 31, 2017 and March 31,2016, respectively.

As of March 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred
$788,018	$181,005,833	$(1,452,222)

10. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utility and telecommunications companies and, therefore, may be more affected by changes in the utility and telecommunications sectors than would be a fund whose investments are not heavily weighted in any sector.

11. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB issued Accounting Standards Update (“ASU”) No. 2016-19, Technical Corrections and Improvements. ASU 2016-19 includes an amendment to FASB ASC Topic 820, Fair Value Measurement which clarifies the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The disclosure requirements are effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2016. Management is currently evaluating the potential impact of this new guidance to the financial statements.

13. REGULATORY CHANGES

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended existing rules and forms (together, “final rules”) intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to enhance liquidity risk management by open-end mutual funds and exchange-traded funds. The final rules will enhance the quality of information available to investors and will allow the SEC to more effectively collect and use data reported by funds. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in the Fund’s financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017 while the compliance date for the new form types is June 1, 2018 and the compliance date for the liquidity risk management program requirements is December 1, 2018. Management is currently assessing the potential impact of these enhancements and their impact on the financial statement disclosures and reporting requirements.

Report of independent registered public accounting firm	Wells Fargo Utility and Telecommunications Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Utility and Telecommunications Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Utility and Telecommunications Fund as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 24, 2017

30	Wells Fargo Utility and Telecommunications Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $6,592,005 of income dividends paid during the fiscal year ended March 31, 2017 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Utility and Telecommunications Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Fonté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Utility and Telecommunications Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 69 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 69 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Utility and Telecommunications Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

302880 05-17 A318/AR318 03-17

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended March 31, 2017	Fiscal year ended March 31, 2016
Audit fees	$286,125	$267,703
Audit-related fees	—	—
Tax fees (1)	68,070	38,125
All other fees	—	—

	$354,195	$305,828

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date: May 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Andrew Owen

Andrew Owen
President

Date: May 24, 2017

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: May 24, 2017